As filed with the Securities and Exchange Commission on March 1, 1996

                      Registration No. 2-73969

                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                             FORM N-1A

                        REGISTRATION STATEMENT
                   UNDER THE SECURITIES ACT OF 1933

                      Pre-Effective Amendment No.


                    Post-Effective Amendment No. 23

                                and/or

                          REGISTRATION STATEMENT
                 UNDER THE INVESTMENT COMPANY ACT OF 1940

                             Amendment No. 23


         CONNECTICUT MUTUAL FINANCIAL SERVICES SERIES FUND I, INC.
            (Exact Name of Registrant as Specified in Charter)

                            140 Garden Street
                        Hartford, Connecticut 06154
                  (Address of Principal Office)(Zip Code)

   Registrant's Telephone Number, including Area Code: (203) 987-5047

                           Ann F. Lomeli, Secretary
          Connecticut Mutual Financial Services Series Fund I, Inc.
                               140 Garden Street
                          Hartford, Connecticut 06154
                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

     / /  immediately upon filing pursuant to paragraph (b)

     / /  on (date) pursuant to paragraph (b)

     / /  60 days after filing pursuant to paragraph (a)

     /X/  on May 1, 1996 pursuant to paragraph (a), of Rule 485



Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to of Rule 24f-2 promulgated under the Investment Company Act of 1940. The Company's Rule 24f-2 Notice for the fiscal year ending December 31, 1995 was filed on or about February 29, 1996.

              CONNECTICUT MUTUAL FINANCIAL SERVICES SERIES FUND I, INC.

               Cross-Reference Sheet Showing Location in Prospectus and
            Statement of Additional Information of Information Required by
                           Items of the Registration Form



                                                 Location in Prospectus
              Form N-1A Item Number            or Statement of Additional
                   and Caption                         Information
              ---------------------            --------------------------
        1.   Cover Page.......................   Cover Page.

        2.   Synopsis.........................   About The Portfolios -- A Brief
                                                 Overview of the Portfolios.

        3.   Condensed Financial
               Information....................   About The Funds -- Financial
                                                 Highlights.

        4.   General Description of
               Registrant.....................   Cover Page; About The Funds
                                                 -- How The Portfolios are Managed -
                                                 - Organization and History.

        5.   Management of the Fund...........   About The Portfolios -- How the
                                                 Portfolios are Managed.

        6.   Capital Stock and Other
               Securities.....................   About The Portfolios --
                                                 Investment Objective and
                                                 Policies.

        7.   Purchase of Securities
               Being Offered..................   About Your Account -- How to
                                                 Buy Shares.

        8.   Redemption or Repurchase.........   About Your Account -- How to
                                                 Sell Shares.

        9.   Pending Legal Proceedings........   Not Applicable.

        10.  Cover Page.......................   Cover Page.

        11.  Table of Contents................   Cover Page.

        12.  General Information and
               History........................   Cover Page; How The Portfolios
                                                 are Managed -- Organization
                                                 and History.


              Form N-1A Item Number              Location in Prospectus
              ---------------------            --------------------------
        13.  Investment Objectives and
               Policy.........................   About The Portfolios --
                                                 Investment Objectives and
                                                 Policies.


                                                 Location in Prospectus
              Form N-1A Item Number              or Statement of Additional
        14.  Management of the Fund...........   About The Portfolios -- How
                                                 the Portfolios are Managed.

        15.  Control Persons and Principal
               Holders of Securities..........   About The Portfolios -- How the
                                                 Portfolios are Managed.

        16.  Investment Advisory and
               Other Services.................   About The Portfolios -- How
                                                 the Portfolios are Managed; The
                                                 Manager, the Subadvisers and
                                                 Their Affiliates; The
                                                 Transfer Agent.

        17.  Brokerage Allocation and
               Other Practices................   About the Portfolios --
                                                 Brokerage Policies of the
                                                 Portfolios.

        18.  Capital Stock and Other
               Securities.....................   About the Portfolios -- How
                                                 the Portfolios are Managed --
                                                 Organization and History.

        19.  Purchase, Redemption and Pricing
               of Securities Being Offered....   About Your Accounts -- How
                                                 to Buy Shares; How to Sell
                                                 Shares.

        20.  Tax Status.......................   About Your Account --
                                                 Dividends, Capital Gains and
                                                 Taxes.

        21.  Underwriters.....................   About The Portfolios -- How
                                                 the Portfolios are Managed --
                                                 The Manager, the Subadvisers
                                                 and Their Affiliates; About
                                                 Your Account -- How To Buy
                                                 Shares.



              Form N-1A Item Number              Location in Prospectus
              ---------------------            --------------------------
        22.  Calculation of Performance
               Data...........................   About The Portfolios --
                                                 Performance of the Portfolios;
                                                 About Your Account --
                                                 Dividends, Capital Gains and
                                                 Taxes.

        23.  Financial Statements.............   Financial Information About
                                                 the Portfolios -- Independent
                                                 Auditors' Report --
                                                 Financial Statements.


PANORAMA SERIES FUND I, INC

Prospectus dated May 1, 1996

PANORAMA SERIES FUND I, INC. (the "Company") is an open-end investment company consisting of nine separate series (individually, a "Portfolio" and collectively, the "Portfolios"):

MONEY MARKET PORTFOLIO seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing in money market instruments. An INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO DO SO.

INCOME PORTFOLIO seeks high current income consistent with prudent investment risk and preservation of capital by investing primarily in corporate debt securities with remaining maturities of five years or less or mortgage debt securities with prepayment features which, in the judgment of the investment advisor, will result in payment of interest and principal such that the effective maturity of the securities is five years or less.

GOVERNMENT SECURITIES PORTFOLIO seeks a high level of current income with a high degree of safety of principal by investing primarily in U.S. Government securities and U.S. Government related securities.

TOTAL RETURN PORTFOLIO seeks to maximize total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions.

GROWTH PORTFOLIO seeks long term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.

INTERNATIONAL EQUITY PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock market of which is outside the United States.

LIFESPAN CAPITAL APPRECIATION PORTFOLIO ("Capital Appreciation Portfolio") seeks long-term capital appreciation by investing in a strategically allocated portfolio consisting primarily of stocks. Current income is not a primary consideration.

LIFESPAN BALANCED PORTFOLIO ("Balanced Portfolio") seeks a blend of capital appreciation and income by investing in a strategically allocated portfolio of stocks and bonds with a slightly stronger emphasis on stocks.

LIFESPAN DIVERSIFIED INCOME PORTFOLIO ("Diversified Income Portfolio") seeks high current income, with opportunities for capital appreciation by investing in a strategically allocated portfolio consisting primarily of bond instruments.

     Please refer to "Investment Policies and Strategies" for more information about the types of securities the Portfolios may invest in and the risks of investing in the Portfolios.

     Shares of the Portfolios are sold only to provide benefits under variable life insurance policies and variable annuity contracts (each, an "Account" and collectively, the "Accounts"). The Accounts invest in shares of one or more of the Portfolios in accordance with allocation instructions received from Account owners. Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under an Account.

     This Prospectus explains concisely what you should know before investing in the Portfolios. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about each Portfolio in the May 1, 1996 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Portfolios' Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                                           (Oppenheimer funds logo)

SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE F.D.I.C. OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

             A B O U T   T H E   P O R T F O L I O S

             BRIEF OVERVIEW OF THE PORTFOLIOS..................   4
             FINANCIAL HIGHLIGHTS..............................   6
             INVESTMENT OBJECTIVES AND POLICIES................  14
             HOW THE PORTFOLIOS ARE MANAGED....................  32
             PERFORMANCE OF THE PORTFOLIOS.....................  38


             A B O U T   Y O U R   A C C O U N T

             HOW TO BUY SHARES.................................  39
             HOW TO SELL SHARES................................  39
             DIVIDENDS, CAPITAL GAINS AND TAXES................  39


             APPENDIX A: DESCRIPTION OF RATINGS CATEGORIES
                         OF RATING SERVICES....................  41

             APPENDIX B:  CREDIT QUALITY DISTRIBUTION..........  43

A B O U T   T H E   P O R T F O L I O S

A BRIEF OVERVIEW OF THE PORTFOLIOS

     Some of the important facts about each Portfolio are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in a Portfolio. Keep the Prospectus for reference after you invest.

     / / WHAT ARE THE PORTFOLIOS' INVESTMENT OBJECTIVES AND WHAT DO THE PORTFOLIOS INVEST IN?

     The MONEY MARKET PORTFOLIO seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing exclusively in money market instruments. There can be no assurance that the Portfolio will maintain a stable net asset value per share. The INCOME PORTFOLIO seeks high current income consistent with prudent investment risk and preservation of capital. The Portfolio invests primarily in corporate debt securities and securities issued by the U.S. Government, its agencies and instrumentalities. The Portfolio anticipates maintaining an average dollar weighted portfolio maturity of generally between eight and twelve years. The Portfolio invests at least 75% of its total assets in U.S. Government and U.S. Government-related securities, dollar-denominated foreign government and corporate securities and short-term investments, all of which are rated at least investment grade or, if unrated, judged to be of equivalent quality by the Manager. The Portfolio may invest up to 25% of its assets in lower quality debt securities (commonly referred to as junk bonds) and preferred stocks. The GOVERNMENT SECURITIES PORTFOLIO seeks a high level of current income with a high degree of safety of principal. The Portfolio invests primarily in U.S. Government securities and U.S. Government-related securities, including collateralized mortgage obligations. The remainder of its assets may be invested in other investment grade debt obligations of private issuers. The Portfolio may enter into mortgage dollar roll transactions to enhance its yield. The TOTAL RETURN PORTFOLIO seeks to maximize total investment return principally by allocating its assets among stocks, bonds and money market instruments. The Portfolio's debt securities are expected to have a portfolio maturity of six to twelve years. The Portfolio may invest up to 25% of its total assets in the aggregate in debt securities and preferred stocks rated below investment grade and unrated securities determined by the manager to be of comparable credit quality. Consistent with these policies the Portfolio may invest to a limited extent in securities of foreign issuers. The GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in common stocks with low price earning ratios and better than anticipated earnings. Realization of current income is a secondary consideration. In selecting investments for the Growth Portfolio, the Manager uses a quantitative investment discipline in combination with fundamental securities analysis. The Portfolio may invest the remainder of its assets in corporate and U.S. Government debt obligations including convertible bonds rated below investment grade. The INTERNATIONAL EQUITY PORTFOLIO seeks long-term growth of capital by investing at least 90% of its assets in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Portfolio seeks growth of capital over the long-term as measured relative to its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East ("EAFE") Index (the "Index"). The Portfolio pursues its objective by investing in securities of non-U.S. companies which it believes to be either fairly valued or undervalued based upon fundamental research--including analysis of the relative attractiveness of the asset class; the individual equity markets; industries across and within those markets; other common risk factors within those markets; and individual international companies.

THE LIFESPAN PORTFOLIOS: CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation. Current income is not a primary consideration.
BALANCED PORTFOLIO seeks a blend of capital appreciation and income. DIVERSIFIED INCOME PORTFOLIO seeks high current income, with opportunities for capital appreciation. Capital Appreciation Portfolio, Balanced Portfolio and Diversified Income Portfolio are referred to collectively as the "LifeSpan Portfolios." The LifeSpan Portfolios are asset allocation funds and seek to achieve their respective investment objectives by allocating assets among two broad classes of investments -- stocks and bonds. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income instruments. Each LifeSpan Portfolio's stock class will be diversified by allocating the Portfolio's stock portfolio among four STOCK COMPONENTS: international stocks, value/growth stocks, growth and income stocks and small-capitalized growth stocks (small cap). Each stock component is also permitted to invest a portion of its assets in bonds when increased flexibility in portfolio management is required to enhance appreciation or income. Each LifeSpan Portfolio's bond class will be diversified by allocating a Portfolio's bond portfolio among three BOND
COMPONENTS: government and corporate bonds, high yield/high risk bonds (also called "junk bonds") and short-term bonds. There is no requirement that a LifeSpan Portfolio's assets be allocated among all stock or bond components at all times. These stock and bond components have been selected based on the belief that this additional level of asset diversification will provide each LifeSpan Portfolio with the potential for higher returns with lower overall volatility. Each LifeSpan Portfolio's normal allocation is shown in the chart on page __ below.

     Each Portfolio's investments are more fully explained in "Investment Objectives and Policies," starting on page __.

     / / WHO MANAGES THE PORTFOLIOS? The Manager is OppenheimerFunds, Inc., which (including a subsidiary) advises investment company portfolios having over $40 billion in assets at December 31, 1995. The Portfolios' Board of Directors, elected by shareholders, oversees the investment advisor. The Manager is paid an advisory fee by each Portfolio, based on its net assets. The Manager has engaged three Sub-Advisers, Babson-Stewart Ivory International ("Babson-Stewart"), BEA Associates ("BEA") and Pilgrim Baxter & Assoc. Ltd. ("Pilgrim"), to manage the assets in the international stocks component, the small cap stocks component and the high yield/high risk bonds component of each LifeSpan Portfolio, respectively. The Manager will manage the remaining components using its own investment management personnel. Babson-Stewart also manages the assets of the International Equity Portfolio.

     Please refer to "How the Portfolios are Managed," starting on page __ for more information about the Manager, the Sub-Advisers, the portfolio managers and advisory fees.

     HOW RISKY ARE THE FUNDS? While different types of investments have risks that differ in type and magnitude, all investments carry risk to some degree. Changes in overall market movements or interest rates, or factors affecting a particular industry or issuer, can affect the value of the Portfolios' investments and their price per share. Equity investments are generally subject to a number of risks including the risk that values will fluctuate as a result of changing expectations for the economy and individual issuers. For both equity and income investments, foreign investments are subject to the risk of adverse currency fluctuation and additional risks and expenses in comparison to domestic investments. In comparing levels of risk among the equity and equity-income funds, the International Equity Portfolio is more risky than the Growth Portfolio and both of these Portfolios are more risky than the LifeSpan Portfolios. Fixed-income investments are generally subject to the risk that values will fluctuate with inflation, with lower-rated fixed-income investments being subject to a greater risk that the issuer will default in its interest or principal payment obligations. In comparing levels of risk among the fixed-income funds, the Total Return Portfolio is more risky than Income Portfolio and Government Securities

Portfolio. Money Market Portfolio Fund is the most conservative of the nine Portfolios because Money Market Portfolio intends to maintain a stable net asset value, although there is no assurance that it will be able to do so.

     / / HOW CAN I BUY OR SELL SHARES? Shares of each Portfolio are offered only for purchase by Accounts as an investment medium for variable life insurance policies and variable annuity contracts. Account owners should refer to the accompanying Account Prospectus for additional information on how to buy or sell shares of the Portfolios.

     / / HOW HAVE THE PORTFOLIOS PERFORMED? Money Market Portfolio measures its performance by quoting its yield and compounded effective yield, which measure historical performance. Each of the other Portfolios measures its performance by quoting a yield, dividend yield, average annual total return and cumulative total return. Those returns can be compared to the yields or total returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. Please remember that past performance does not guarantee future results.

FINANCIAL HIGHLIGHTS

     The following information for the fiscal period ended December 31, 1995 has been derived from audited financial statements together with the auditors' report for the year ended December 31, 1995 which is included in the Statement of Additional Information. The tables on the following pages present selected financial information about the Portfolios, including per share data and expense ratios and other data based on each Portfolio's respective average net assets. The information for the LifeSpan Portfolios for the period ended December 31, 1995 is unaudited. Additional information about the performance of each Portfolio is contained in the Company's 1995 Annual Report which may be obtained without charge by calling or writing the Company at the telephone or address on the back cover.

MONEY MARKET PORTFOLIO

                                MONEY MARKET PORTFOLIO
    FINANCIAL HIGHLIGHTS*       YEARS ENDED DECEMBER 31,
------------------------------  --------------------------------------------------------------------------------------------------
  PER SHARE OPERATING DATA:       1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, beginning of   $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
  period
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
  operations:
Net investment income (loss)     .0541     .0379     .0265     .0332     .0560     .0769     .0859     .0704     .0620     .0621
Net realized and unrealized       ---       ---       ---       ---       ---       ---       ---       ---       ---        --
  gain (loss) on investments
Total income (loss) from         .0541     .0379     .0265     .0332     .0560     .0769     .0859     .0704     .0620     .0621
  investment operations
----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
  shareholders:
Dividends from net investment   (.0541)   (.0379)   (.0265)   (.0332)   (.0560)   (.0769)   (.0859)   (.0704)   (.0620)   (.0621)
  income
Distributions from net            ---       ---       ---       ---       ---       ---       ---       ---       ---       ---
  realized gain on investments
Total dividends and             (.0541)   (.0379)   (.0265)   (.0332)   (.0560)   (.0769)   (.0859)   (.0704)   (.0620)   (.0621)
  distributions to
  shareholders
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period  $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
                                -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
                                -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET      5.55%     3.79%     2.69%     3.35%     5.73%     7.97%     8.96%     7.22%     6.33%     6.40%
  VALUE
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in   $70,693   $66,116   $52,527   $60,447   $76,559   $84,124   $65,417   $50,763   $39,514   $28,330
  thousands)
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)    5.41%     3.79%     2.65%     3.32%     5.60%     7.69%     8.59%     7.04%     6.20%     6.21%
Expenses                         .57%      .58%      .60%      .61%      .63%      .68%      .70%      .70%      .71%      .70%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate         n/a       n/a       n/a       n/a       n/a       n/a       n/a       n/a       n/a       n/a
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
*   G.R. Phelps & Co. managed the Portfolio during these periods.

INCOME PORTFOLIO

                           INCOME PORTFOLIO --
FINANCIAL HIGHLIGHTS*      YEARS ENDED DECEMBER 31,
--------------------       -----------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:    1995       1994       1993       1992      1991      1990      1989      1988      1987      1986
                           ---------  ---------  ---------  --------  --------  --------  --------  --------  --------  --------
Net asset value,           $   1.11   $   1.25   $   1.21   $  1.23   $  1.12   $  1.15   $  1.10   $  1.12   $  1.24   $  1.23
  beginning of period
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
Net investment income           .08        .09        .08       .09       .10       .10       .10       .10       .09       .11
  (loss)
Net realized and                .12       (.14)       .07     --          .11      (.03)      .05      (.01)     (.06)      .06
  unrealized gain (loss)
  on investments
Total income (loss) from        .20       (.05)       .15       .09       .21       .07       .15       .09       .03       .17
  investment operations
--------------------------------------------------------------------------------------------------------------------------------
Dividends and
  distributions to
  shareholders:
Dividends from net             (.08)      (.09)      (.08)     (.09)     (.10)     (.10)     (.10)     (.11)     (.09)     (.11)
  investment income
Distributions from net        --          (.00)      (.03)     (.02)    --        --        --        --         (.06)     (.05)
  realized gain on
  investments
Total dividends and            (.08)      (.09)      (.11)     (.11)     (.10)     (.10)     (.10)     (.11)     (.15)     (.16)
  distributions to
  shareholders
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of    $   1.23   $   1.11   $   1.25   $  1.21   $  1.23   $  1.12   $  1.15   $  1.10   $  1.12   $  1.24
  period                       -----      -----     -----     -----     -----     -----     -----     -----     -----     -----
                               -----      -----     -----     -----     -----     -----     -----     -----     -----     -----
--------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net          18.18%     (4.08)%    12.34%     7.13%    18.31%     5.91%    13.91%     7.88%     1.76%    13.79%
  Asset Value(a)
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period  $114,677   $100,399   $107,333   $80,104   $62,018   $48,959   $44,171   $35,156   $32,222   $32,288
  (in thousands)
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net
  assets:
Net investment income          6.69%      7.07%      6.54%     7.31%     7.94%     8.42%     8.74%     8.77%     6.93%     8.59%
  (loss)
Expenses                        .65%       .68%       .70%      .77%      .80%      .85%      .87%      .85%      .85%      .86%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate       46.55%     74.29%    124.33%   115.71%    51.15%    36.77%   172.89%   104.30%   161.24%   160.71%
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
*   G.R. Phelps & Co. managed the Portfolio during these periods.

(a) Annual total returns are for the Portfolio without regard to the performance of the Accounts.

GOVERNMENT SECURITIES

                                GOVERNMENT SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS*           YEARS ENDED DECEMBER 31,
---------------------           -----------------------------------------
PER SHARE OPERATING DATA:         1995      1994      1993      1992(c)
------------------------------  --------  --------  --------  -----------
Net asset value, beginning of   $   .95   $  1.06   $  1.01   $  1.00
  period
-------------------------------------------------------------------------
Income (loss) from investment
  operations:
Net investment income (loss)        .06       .06       .04       .02
Net realized and unrealized         .12      (.11)      .07       .04
  gain (loss) on investments    --------  --------  --------  --------
Total income (loss) from            .18      (.05)      .11       .06
  investment operations
-------------------------------------------------------------------------
Dividends and Distributions to
  shareholders:
Dividends from net investment      (.06)     (.06)     (.04)     (.02)
  income
Distributions from net            --         (.00)     (.02)     (.03)
  realized gain on investments
  and foreign currency
  transactions
-------------------------------------------------------------------------
Total dividends and                (.06)     (.06)     (.06)     (.05)
  distributions to
  shareholders
-------------------------------------------------------------------------
Net asset value, end of period     1.07       .95      1.06      1.01
-------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET        18.91     (4.89)    10.98      6.61
  VALUE(A)
-------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in   $24,309   $18,784   $15,687   $ 7,634
  thousands)
-------------------------------------------------------------------------
Ratios to average net asets:
Net investment income (loss)       6.08%     6.04%     5.13%     4.64%(b)
Expenses                            .71%      .85%      .93%     1.20%(b)
-------------------------------------------------------------------------
Portfolio turnover rate           54.74%   102.31%   178.18%   458.62%(b)
-------------------------------------------------------------------------
-------------------------------------------------------------------------

------------------------------------------------
*   G.R. Phelps & Co. managed the Fund during these periods.

(a) Annual total returns are for the Portfolio without regard to the performance of the Accounts.

(b) Annualized.

(c) For the period from May 13, 1992 (inception) to December 31, 1992.

TOTAL RETURN PORTFOLIO

FINANCIAL             TOTAL RETURN PORTFOLIO
 HIGHLIGHTS*          YEARS ENDED DECEMBER 31,
-------------         ------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING     1995       1994       1993       1992       1991       1990       1989       1988       1987       1986
    DATA:             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value,      $   1.51   $   1.65   $   1.56   $   1.57   $   1.33   $   1.41   $   1.27   $   1.20   $   1.42   $   1.36
  beginning of
  period
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
  investment
  operations:
Net investment             .07        .06        .06        .07        .07        .08        .09        .06        .06        .05
  income (loss)
Net realized and           .30       (.09)       .20        .10        .32       (.07)       .20        .08        .02        .12
  unrealized gain     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  (loss) on
  investments
Total income (loss)        .37       (.03)       .26        .17        .39        .01        .29        .14        .08        .17
  from investment
  operations
----------------------------------------------------------------------------------------------------------------------------------
Dividends and
  distributions to
  shareholders:
Dividends from net        (.07)      (.06)      (.06)      (.07)      (.07)      (.08)      (.09)      (.07)      (.06)      (.05)
  investment income
Distributions from        (.06)      (.05)      (.11)      (.11)      (.08)      (.01)      (.06)     --          (.24)      (.06)
  net realized gain
  on investments
Total dividends and       (.13)      (.11)      (.17)      (.18)      (.15)      (.09)      (.15)      (.07)      (.30)      (.11)
  distributions to
  shareholders
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end  $   1.75   $   1.51   $   1.65   $   1.56   $   1.57   $   1.33   $   1.41   $   1.27   $   1.20   $   1.42
  of period           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
----------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net     24.66%     (1.97)%    16.28%     10.21      28.79%      0.50%     22.98%     11.64%      4.26%     12.58%
  Asset Value(a)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of    $993,926   $742,135   $610,416   $401,826   $304,365   $229,343   $220,941   $184,117   $167,861   $137,774
  period (in
  thousands)
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average
  net assets:
Net investment            4.48%      4.21%      3.90%      4.27%      4.44%      5.65%      6.20%      4.93%      3.53%      3.32%
  income (loss)
Expenses                   .59%       .56%       .60%       .68%       .72%       .78%       .80%       .79%       .78%       .82%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover       62.31%     88.25%    161.55%    182.10%    128.78%    109.23%    150.98%    244.72%    198.88%    184.30%
  rate
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
*   G.R. Phelps & Co. managed the Portfolio during these periods.

(a) Annual total returns are for the Portfolio without regard to the performance of the Account.

GROWTH PORTFOLIO

                           GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS*      YEARS ENDED DECEMBER 31,
-------------------------  ------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:    1995       1994       1993       1992       1991      1990      1989      1988      1987      1986
                           ---------  ---------  ---------  ---------  --------  --------  --------  --------  --------  --------
Net asset value,           $   1.97   $   2.08   $   1.91   $   1.87   $  1.46   $  1.65   $  1.36   $  1.22   $  1.60   $  1.56
  beginning of period
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
Net investment income           .04        .03        .04        .04       .04       .05       .07       .03       .04       .05
  (loss)
Net realized and                .71       (.04)       .36        .19       .51      (.18)      .42       .15     --          .14
  unrealized gain (loss)
d  on investments
Total income (loss) from        .75       (.07)       .40        .23       .55      (.13)      .49       .18       .04       .19
  investment operations
---------------------------------------------------------------------------------------------------------------------------------
Dividends and
  distributions to
  shareholders:
Dividends from net             (.04)      (.03)      (.04)      (.04)     (.04)     (.05)     (.07)     (.04)     (.04)     (.05)
  investment income
Distributions from net         (.15)      (.07)      (.19)      (.15)     (.10)     (.01)     (.13)    --         (.38)     (.10)
  realized gain on
  investments and
foreign currency
  transactions
Total dividends and            (.19)      (.10)      (.23)      (.19)     (.14)     (.06)     (.20)     (.04)     (.42)     (.15)
  distributions to
  shareholders
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of    $   2.53   $   1.97   $   2.08   $   1.91   $  1.87   $  1.46   $  1.65   $  1.36   $  1.22   $  1.60
  period
---------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net          38.06%     (0.51)%    21.22%     12.36%    37.53%    (7.90)%   35.81%    14.46%     0.25%    11.58%
  Asset Value(a)
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period  $405,935   $230,195   $165,775   $101,215   $75,058   $50,998   $53,955   $41,434   $40,995   $38,605
  (in thousands)
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net
  assets:
Net investment income          2.01%      1.87%      2.30%      2.19%     2.16%     3.04%     4.16%     2.24%     1.97%     2.61%
  (loss)
Expenses                        .66%       .67%       .69%       .76%      .80%      .84%      .87%      .88%      .86%      .90%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate       69.34%     97.25%     97.64%    136.11%   142.85%   146.78%   174.08%   246.36%   218.02%   175.49%
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------
*   G.R. Phelps & Co. managed the Portfolio during these periods.

(a) Annual total returns are for the Portfolio without regard to the performance of the Accounts.

INTERNATIONAL EQUITY PORTFOLIO

                                INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS*           YEARS ENDED DECEMBER 31,
------------------------------  -----------------------------------------
PER SHARE OPERATING DATA:         1995      1994      1993       1992
                                --------  --------  --------  -----------
Net asset value, beginning of   $  1.09   $  1.09   $   .92   $  1.00
  period
-------------------------------------------------------------------------
Income (loss) from investment
  operations:
Net investment income (loss)        .03      (.01)      .00       .01
Net realized and unrealized         .08       .03       .20      (.06)
  gain (loss) on investment,    --------  --------  --------  --------
  options written and foreign
  currency transactions
Total income (loss) from            .11       .02       .20      (.05)
  investment operations
-------------------------------------------------------------------------
Dividends and Distributions to
  shareholders:
Dividends from net investment      (.04)    --         (.02)     (.02)
  income
Distributions from net             (.01)     (.02)     (.01)     (.01)
  realized gain on investments  --------  --------  --------  --------
  and foreign currency
  transactions
Total dividends and                (.05)     (.02)     (.03)     (.03)
  distributions to
  shareholders
-------------------------------------------------------------------------
Net asset value, end of period     1.15      1.09      1.09       .92
-------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET        10.30      1.44     21.80     (4.32)
  VALUE(a)
-------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in   $45,775   $31,603   $18,315   $10,493
  thousands)
-------------------------------------------------------------------------
Ratios to average net asets:
Net investment income (loss)       1.61%    (1.85)%   (0.31)%    1.63%(b)
Expenses                           1.26%     1.28%     1.50%     1.50%(b)
-------------------------------------------------------------------------
Portfolio turnover rate           85.11%    76.54%    57.42%   206.69%(b)
-------------------------------------------------------------------------

------------------------------------------------
*   G.R. Phelps & Co. managed the Fund during these periods.

(a) Annual total returns are for the Portfolio without regard to the performance of the Accounts.

(b) Annualized.

THE LIFESPAN PORTFOLIOS

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                PERIOD ENDED
                                DECEMBER 31, 1995*
                                ----------------------------------------
                                   CAPITAL                  DIVERSIFIED
                                APPRECIATION    BALANCED       INCOME
PER SHARE OPERATING DATA (A):     PORTFOLIO     PORTFOLIO    PORTFOLIO
                                -------------  -----------  ------------
Net asset value, beginning of   $      1.00    $   1.00     $    1.00
  period
-------------------------------------------------------------------------
Income (loss) from investment
  operations:
Net investment income (loss)    $       .01    $    .01     $     .02
Net realized and unrealized             .06         .05           .04
  gain (loss) on investments
  and foreign currency
  transactions
Total income (loss) from                .07         .06           .06
  investment operations
-------------------------------------------------------------------------
Dividends and distributions to
  shareholders:
Dividends from net investment   $      (.01)   $   (.01)    $     .02)
  income
Distributions from net              --            --           --
  realized gain on investments
  and foreign currency
  transactions
                                -------------  -----------  ------------
Total dividends and                    (.01)       (.01)         (.02)
  distributions to
  shareholders
-------------------------------------------------------------------------
Net asset value, end of period  $      1.06    $   1.05     $    1.04
-------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET             6.65%       6.08%         5.69%
  VALUE(b)
-------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in   $    26,768    $ 35,467     $  21,176
  thousands)
-------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)           1.73%       3.08%         5.11%
Expenses                               1.50%       1.50%         1.50%
-------------------------------------------------------------------------
Portfolio turnover rate               38.73%      39.67%        41.21%
-------------------------------------------------------------------------

------------------------------------------------
*   G.R. Phelps & Co. managed the Portfolios during this period.

(a) For the period from September 1, 1995 (Inception) to December 31, 1995

(b) Annualized

(c) Annual total returns are for the Portfolio without regard to the performance of the Accounts

INVESTMENT OBJECTIVES AND POLICIES

   INVESTMENT OBJECTIVE AND POLICIES--MONEY MARKET PORTFOLIO. The Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing in money market instruments. Money market instruments are high quality, short-term securities that present minimal credit risk. They consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commercial paper of U.S. and non-U.S., issuers and certificates of deposit, banker's acceptances, bank deposits of U.S. and non-U.S. banks (including Eurodollar and Yankee dollar deposits) and short-term corporate debt securities. These instruments are denominated in U.S. dollars and may carry fixed or variable interest rates. These instruments are described further under the caption "Other Investment Techniques and Strategies."

   The Portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in securities having an actual or effective maturity of 365 days or less and maintaining a dollar-weighted average portfolio maturity of 90 days or less. There can be no assurance, however, that the Portfolio will be able to maintain a stable price per share of $1.00.

   The Portfolio may purchase only money market instruments that are within the two highest rating categories of the major rating agencies (E.G., Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Group ("Standard & Poor's"). The Portfolio will not invest more than 5% of its total assets in securities that, although of high quality, have not been rated in the highest short-term rating category or, if unrated, have not been judged by the Manager to be of equivalent quality. Within this 5% limitation, the Portfolio will not invest more than 1% of its total assets, or $1 million, whichever is greater, in securities (other than U.S. Government securities) of any single issuer. Refer to Appendix A for a description of these rating categories.

   The Portfolio intends to hold its investments until maturity, but may sell them prior to maturity for a number of reasons, including: to shorten or lengthen the average maturity of the Portfolio's portfolio; to increase yield; to maintain the quality of the portfolio; or to maintain a stable share value.

   Securities in which the Money Market Portfolio invests will generally not yield as high a level of current income as lower quality and longer-term securities. Such lower quality and longer-term securities, however, may have less liquidity and greater credit and interest rate risk. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

   INVESTMENT OBJECTIVE AND POLICIES--INCOME PORTFOLIO. The Income Portfolio seeks high current income consistent with prudent investment risk and preservation of capital. The Portfolio seeks to achieve its objective by investing primarily in corporate debt securities and securities issued by the U.S. Government and its agencies and instrumentalities. The Portfolio anticipates maintaining an average dollar-weighted portfolio maturity of generally between eight and twelve years. By restricting the maturities of the Portfolio's investments, the potential for dramatic changes in the value of the Portfolio's investments should be reduced, and the value of the Portfolio's shares should remain more stable than that of a longer-term bond fund. Investors should be mindful, however, that the value of the Portfolio's shares fluctuates based on changes in interest rates and in the credit quality of the issuers represented in its portfolio.

   The Portfolio invests at least 75% of its total assets in: U.S. Government and U.S. Government-related securities (as defined below in "Investment Objective and Policies--Government Securities Portfolio"), dollar-denominated foreign government and corporate securities and short-term investments. These investments must be rated at least investment grade by a major rating agency at the time of purchase, or, if unrated, be judged by the Manager to be of comparable credit quality, except that the Portfolio's investments in short-term investments must be rated, or judged to be the equivalent of, "Prime." Some of these investments in the lowest investment grade category may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. The Income Portfolio will not dispose of a debt security merely because of a downward change in the credit rating of that security assigned by a major credit agency.

   The Portfolio may invest the remainder of its total assets (up to 25% under normal circumstances) in debt securities and preferred stocks rated below investment grade and unrated debt securities determined by the Manager to be of comparable credit quality commonly called junk bonds. Unrated debt securities will not exceed 10% of the Portfolio's total assets. Debt securities having low credit quality involve greater price volatility and risk of loss of principal and income than higher quality securities. To the extent the Portfolio invests in lower quality debt securities, its net asset value may be subject to greater fluctuation. For a description of these and other risks associated with lower quality debt securities, see "Other Investment Techniques and Strategies--Investing in Lower-Rated Securities." Refer to Appendix A for a description of certain rating categories. In addition, Appendix B provides a summary of ratings assigned to debt holdings (not including money market instruments) of the Portfolio. These percentages are historical and do not necessarily indicate the current or future debt holdings of the Portfolio.

   The Portfolio may invest up to 20% of its total assets in mortgage dollar rolls. The Portfolio may also invest up to 5% of its total assets in inverse floating rate instruments. See "Other Investment Techniques and Strategies--Inverse Floating Rate Instruments and--Mortgage Dollar Rolls." Consistent with the foregoing policies, the Portfolio may invest up to 5% of its total assets in non-dollar denominated securities of foreign issuers, including issuers in developing countries. These investments are subject to special risks. See "Other Investment Techniques and Strategies--Foreign Securities."

   INVESTMENT OBJECTIVE AND POLICIES--GOVERNMENTAL SECURITIES PORTFOLIO. The Government Securities Portfolio seeks a high level of current income with a high degree of safety of principal by investing primarily (at least 65% of its total assets under normal market conditions) in U.S. Government securities and U.S. Government-related securities.

   U.S. Government securities are high quality instruments issued, or guaranteed as to principal and interest, by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. These may include bills, notes and bonds of the U.S. Treasury, mortgage participation certificates guaranteed by the Government National Mortgage Association (Ginnie Mae Certificates), or obligations of the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association. U.S. Government-related securities are obligations that are fully collateralized or otherwise secured by U.S. Government securities. U.S. Government securities and U.S. Government-related securities may include pools of consumer loans or mortgages, such as collateralized mortgage obligations (CMOs). The Portfolio's investments in privately issued CMOs will be limited to those rated within the two highest rating categories by a nationally recognized rating agency. CMOs are derivative securities; for a discussion of derivative securities, see "Other Investment Techniques and Strategies--Derivative Investments." The U.S. Government and U.S. Government-related securities in which the Portfolio will invest may have fixed or floating rates of interest.

   U.S. Government and U.S. Government-related securities do not generally involve the credit risks associated with corporate debt securities. As a result, the Portfolio's yield is generally lower than the yield of most general purpose fixed-income funds, which assume certain credit risks in exchange for higher potential yield. Like corporate debt securities, however, the value of U.S. Government and U.S. Government-related securities, and thus the Portfolio's net asset value, generally fluctuates inversely with changes in interest rates. The Manager may seek to take advantage of market developments and yield disparities by shortening average maturity in anticipation of rising interest rates and by lengthening average maturity in anticipation of declining interest rates. The Portfolio may also invest up to 20% of its total assets in mortgage dollar rolls. The Portfolio may invest up to 5% of its total assets in inverse floating rate instruments. Additional characteristics and risks associated with the securities in which the Portfolio invests and the investment techniques it uses are described under "Other Investment Techniques and Strategies--U.S. Government Securities--Mortgage-Backed Securities and CMOs and--Mortgage Dollar Rolls." Under normal circumstances, the Portfolio may invest the remainder of its assets (up to 35%) in investment grade debt obligations of private issuers.

   Although the Government Securities Portfolio invests primarily in U.S. Government and U.S. Government related securities which generally have less credit risk than other securities, an investment in the Government Securities Portfolio is not insured or guaranteed.

   INVESTMENT OBJECTIVE AND POLICIES--TOTAL RETURN PORTFOLIO. The Total Return Portfolio seeks to maximize total investment return (including capital appreciation and income) by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions. The Portfolio's allocation process utilizes quantitative asset allocation tools, which measure the relationship among these asset categories, in combination with the judgment of the Manager concerning current market dynamics. Allocating assets among different types of investments allows the Portfolio to take advantage of opportunities wherever they occur, but also subjects the Portfolio to the risks of a given investment type. The Portfolio's debt securities are expected to have a portfolio maturity of six to twelve years. At least 25% of the Portfolio's total assets will be invested in fixed income senior securities. The Portfolio may invest up to 25% of its total assets in the aggregate in debt securities and preferred stocks rated below investment grade (commonly called junk bonds) and unrated securities determined by the Manager to be of comparable credit quality. The Portfolio will not invest in lower rated securities rated below B at the time of purchase. Unrated debt securities will not exceed 10% of the Portfolio's total assets.

   The Portfolio may invest up to 20% of its total assets in mortgage dollar rolls. The Portfolio may also invest up to 5% of its total assets in inverse floating rate instruments which are a type of derivative security.
Consistent with the foregoing policies, the Portfolio may invest to a limited degree in securities of foreign issuers.

   INVESTMENT OBJECTIVE AND POLICIES--GROWTH PORTFOLIO. The Growth Portfolio seeks long term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. The Manager chooses investments for the Portfolio using a quantitative investment discipline in combination with fundamental securities analysis. A low price-earnings ratio (below the price-earnings ratio of the S&P 500 Index) often accompanies a stock which is out-of-favor in the market. Stocks with low price-earnings ratios have performed better than the market averages in most years of recent decades. When an out-of-favor company demonstrates better earnings than what most analysts were expecting, referred to as a favorable earnings surprise, an upward revaluation of both earnings expectations and the price-earnings multiple often results, generally causing the company's stock price to outperform the market averages. As stocks with low price-earnings ratios and favorable earnings surprises are identified, the Manager uses fundamental securities analysis to select individual stocks for the Portfolio. When the price-earnings ratio of a stock held by the Portfolio moves significantly above the multiple of the overall stock market, or the company reports a meaningful earnings disappointment, the stock will normally be sold.

   The Portfolio may invest the remainder of its assets (up to 10% under normal circumstances) in corporate and U.S. Government debt obligations, including convertible bonds which may be rated as low as B by Moody's or Standard and Poor's. See Appendix A for a description of the various ratings categories.

   Consistent with the foregoing policies, the Portfolio may invest to a limited degree in securities of foreign issuers, including issuers in developing countries.

   INVESTMENT OBJECTIVE AND POLICIES -- INTERNATIONAL EQUITY PORTFOLIO. The International Equity Portfolio seeks to provide long-term growth of capital by investing, under normal circumstances, at least 90% of its assets in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Portfolio seeks growth of capital over the long-term as measured relative to its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East ("EAFE") Index (the "Index"). The Subadviser pursues the Portfolio's objective by investing in securities of non-U.S. companies which it believes to be either fairly valued or undervalued based upon fundamental research--including analysis of the relative attractiveness of the asset class; the individual equity markets; industries across and within those markets; other common risk factors within those markets; and individual international companies. The relative performance of foreign currencies is an important factor in the Portfolio's performance. The Subadviser may alter the Portfolio's exposure to various currencies to take advantage of different yield, risk and return characteristics. The Subadviser's active management process is intended to produce a positive deviation between actual portfolio performance and the returns from the Index over a rolling five-year period. As a result, the risk and return characteristics of the Portfolio will differ from the Index. There is no assurance that the Portfolio will achieve its investment objective.

   The International Equity Portfolio's investment emphasis is on large to intermediate capitalization stocks. Capitalization levels are measured relative to specific markets; thus large and intermediate capitalization ranges vary country by country. In general, investments within the Portfolio do not include the lower 25% capitalization levels of any respective market's publicly traded securities.

   In selecting securities for the Portfolio, the Subadviser seeks to identify companies whose securities prices appear to be either fairly valued or undervalued. In analyzing companies for investment, the Subadviser ordinarily looks for some or all of the following characteristics: above-average earnings growth per share, high return on invested capital, healthy balance sheet and overall financial strength, strong competitive advantages, strength of management and general operating characteristics which tend to enable the company to compete successfully in the marketplace. However, the Portfolio may invest in securities of companies with fundamentals or products of only average promise when the market price of those securities appears to be undervalued.

   The Portfolio may invest up to 25% of its total assets in securities of companies based in emerging countries as defined by the International Bank for Reconstruction and Development, the International Finance Committee, the United Nations or its authorities or the MSCI Emerging Markets Index. The Subadviser considers an issuer to be located in an emerging country if the issuer is organized under the laws of an emerging country; the issuer's principal securities trading market is in an emerging market; or at least 50% of the issuer's noncurrent assets, capitalization, gross revenue or profit is derived (directly or indirectly through subsidiaries) from assets or activities located in emerging markets. See the Statement of Additional Information for additional disclosure about the risks of investing in securities of issuers located in emerging countries.

   When the Subadviser believes that it is appropriate to do so in order to achieve the Portfolio's investment objective of long-term capital growth, the Portfolio may invest up to 20% of its total assets in debt securities. Such debt securities include debt securities of foreign governments, supranational organizations and private issuers, including bonds denominated in the European Currency Unit. Portfolio debt investments will be selected on the basis of, among other things, yield, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe. The Portfolio may purchase investment grade bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P and unrated securities judged by the Subadviser to be of equivalent quality. The Portfolio may also invest up to 15% of its total assets in debt securities which are rated below investment grade. The Portfolio does not intend to invest in securities rated below D. These lower quality securities (commonly called junk bonds) in which the Portfolio may invest may include obligations that are in default. Debt securities having low credit quality involve greater price volatility and risk of loss of principal and income. For a description of these and other risks associated with lower quality debt securities, see "Risk Factors, Securities and Investment Techniques--Debt Securities." Changes in interest rates will affect the market value of certain investments made by the Portfolio. During periods of falling interest rates, the values of outstanding fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of a fixed-income issuer may also affect the value of its securities.

   The Portfolio may enter into forward foreign currency contracts to manage the Portfolio's exposure to variations in foreign exchange rates. The Portfolio may also buy or sell futures and options contracts relating to foreign currencies or purchase securities indexed to foreign currencies. See "Risk Factors, Securities and Investment Techniques--Foreign Currency Transactions," and "--Futures Contracts and Options on Futures Contracts."

   In appropriate circumstances, such as when a direct investment by the Portfolio in the securities of a particular country cannot be made or when the securities of an investment company are more liquid than the underlying portfolio securities, the Portfolio may, consistent with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), invest in the securities of closed-end investment companies that invest in foreign securities. Since the Portfolio's shareholders would be subject to additional fees, including management fees, for any assets so invested, the Subadviser will invest in such closed-end investment companies only where, in its opinion, the potential returns justify incurring the additional expense.

   International investing can help investors reduce their overall portfolio risk through diversification. In addition, international investing enables investors to benefit from foreign economies that may have more favorable growth rates than the United States economy. However, international investments, particularly investments in developing countries, are subject to special risks. For a description of these risks, see "Risk Factors, Securities and Investment Techniques--Foreign Securities."

   INVESTMENT OBJECTIVES AND POLICIES--THE LIFESPAN PORTFOLIOS. CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation. Current income is not a primary consideration. BALANCED PORTFOLIO seeks a blend of capital appreciation and income. INCOME PORTFOLIO seeks high current income, with opportunities for capital appreciation. Each LifeSpan Portfolio is an asset allocation fund and seeks to achieve its investment objective by allocating its assets among two broad classes of investments -- stocks and bonds. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income instruments. Allocating assets among different types of investments allows each Portfolio to take advantage of opportunities wherever they may occur, but also subjects the Portfolio to the risks of a given investment type. Stock values fluctuate in response to the activities of individual companies and general market economic conditions. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer.

   The Manager has the ability to allocate a Portfolio's assets within specified ranges. A Portfolio's NORMAL ALLOCATION indicates the benchmark for its combination of investments in each asset class over time. As market and economic conditions change, however, the Manager may adjust the asset mix between the stock and bond classes within a normal asset allocation range as long as the relative risk and return characteristics of the three Portfolios remain distinct and each Portfolio's investment objective is preserved. The Manager will review normal allocations between the stock and bond classes quarterly and will rebalance, if necessary, at that time. Additional adjustments may be made if an asset allocation shift of 5% or more is warranted.

   The Manager will diversify each Portfolio's stock class by allocating the Portfolio's stock portfolio among four STOCK COMPONENTS: international stocks, value/growth stocks, growth and income stocks and small-capitalized growth stocks (small cap). Each stock component is also permitted to invest a portion of its assets in bonds when the Manager or relevant Sub-Adviser determines that increased flexibility in portfolio management is required to enhance appreciation or income. The Manager will diversify a Portfolio's bond class by allocating a Portfolio's bond portfolio among three BOND
COMPONENTS: government and corporate bonds, high yield/high risk bonds (also called "junk bonds") and short-term bonds. There is no requirement that the Manager allocate a Portfolio's assets among all stock or bond components at all times. These stock and bond components have been selected because the Manager believes that this additional level of asset diversification will provide each Portfolio with the potential for higher returns with lower overall volatility. Each Portfolio's normal allocation is shown in the chart below.


-----------------------------------------------------------------------------------------
                                   Capital                                Diversified
                                Appreciation         Balanced                Income
                                  Portfolio          Portfolio             Portfolio
                                  ---------          ---------             ---------

                              Normal              Normal                Normal
Asset Class                Allocation   Range   Allocation   Range    Allocation   Range
-----------                ----------   -----   ----------   -----    ----------   -----
STOCKS                         80%      70-90%      60%      50-70%       25%      15-35%
   COMPONENT
      International            20%      15-25%      15%       5-20%        0%          0%
      Value/Growth             20%      15-30%      15%      10-25%        0%          0%
      Growth/Income            20%      15-30%      15%      10-25%       25%      15-35%
      Small Cap                20%      15-25%      15%       5-20%        0%          0%

BONDS                          20%      10-30%      40%      30-50%       75%      65-85%
   COMPONENT
      Government/Corporate     10%       5-15%      15%      10-25%       35%      30-34%
      High Yield/High Risk
        Bonds                  10%       5-15%      15%       5-20%       15%       5-20%
      Short Term Bonds          0%          0%      10%       5-20%       25%      15-30%
-----------------------------------------------------------------------------------------

   All percentage limitations are applied at the time of purchase. The Manager may rebalance the asset allocations quarterly to realign them in response to market conditions. Once the Manager has determined the weighting of the general asset classes and the components of each LifeSpan Portfolio, the Manager or the relevant Sub-Adviser will then select the individual securities to be included in each component. Each Sub-Adviser will manage the portion of a LifeSpan Portfolio's assets in the particular component assigned to it by the Manager. As of the date of this Prospectus, the Manager has assigned the management of the components as follows:

            Sub-Adviser              Component of Investments
            -----------              ------------------------

            Babson-Stewart           International Stocks
            Pilgrim                  Small Cap Stocks
            BEA                      High Yield/High Risk Bonds

The Manager will manage the remaining components using its own investment management personnel. See "How the Portfolio is Managed--The Manager, the Sub-Advisers and Their Affiliates and --Portfolio Managers" for additional information.

   / / THE STOCK COMPONENT. Each LifeSpan Portfolio will invest those assets which are allocated to the stock class among four components each of which invests principally in equity securities but which differ with respect to capitalization, country and investment style as described below:

   / / INTERNATIONAL COMPONENT. This component seeks long-term growth of capital primarily through a diversified portfolio of marketable international equity securities. The international component intends to allocate investments among several countries (usually between 8-12), primarily those included in the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index and Canada. In addition, the component may invest up to 25% of its assets in stocks and bonds of companies based in emerging countries. Stocks are purchased on the basis of fundamental and valuation criteria. Global themes, identifying attractive economic sectors and industries; country analysis, assessing opportunities through quantitative and qualitative analysis; and unique situations, are used to identify companies with exceptional growth opportunities. Issues are sold because of changing fundamentals, overvaluation, performance issues, or better relative opportunities. The component may also, consistent with the provisions of the Investment Company Act, invest in the securities of closed-end investment companies that invest in foreign securities. A portion of the international component's investments may be held in corporate bonds and government securities of foreign issuers and cash and short-term instruments.

   / / VALUE/GROWTH COMPONENT. This component seeks to achieve long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better than anticipated earnings. Realization of current income is not a primary consideration. Stocks with low price-earnings ratios and favorable earnings surprises are identified by the Manager who uses fundamental securities analysis to select individual stocks for purchase in this component. When the price earnings ratio of a stock held by the value/growth component moves significantly above the multiple of the overall stock market, or the company reports a meaningful earnings disappointment, the stock becomes a candidate for sale. Up to 15% of the component's assets may be invested in international stocks, whose issuers generally have a substantial portion of their business in the United States, and in ADRs. A portion of the component's assets may be held in cash and in short-term investments.

   / / GROWTH/INCOME COMPONENT. This component seeks to enhance each Portfolio's total return through capital appreciation and dividend income by investing primarily in common stocks with low price-earnings ratios, better-than-anticipated earnings and better than market average dividend yields. Stocks with low price-earnings ratios (below the price-earnings ratio of the S&P 500 Index), favorable earnings surprises and above-average yields are identified by the Manager who uses fundamental securities analysis to select individual stocks for purchase in this component. When the price-earnings ratio of a stock held by the component moves significantly above the multiple of the overall stock market, or the company reports a meaningful earnings disappointment, or when the yield drops significantly below the market yield, stocks in this component will normally be sold. Up to 15% of the component's assets may be invested in international stocks, whose issuers generally have a substantial portion of their business in the United States, and in ADRs. A portion of the component's investments may be held in investment grade or below investment grade convertible securities, corporate bonds and U.S. Government securities, cash and short-term instruments.

   / / SMALL CAP COMPONENT. This component seeks long-term growth of capital by investing primarily in stocks of companies with relatively small market capitalizations, typically between $250 million to $1.5 billion. Current income is a secondary consideration. When selecting individual securities for the component's portfolio, the Sub-Adviser seeks companies which have an outlook for strong growth in earnings and the potential for significant capital appreciation, particularly in industry segments that are experiencing rapid growth. Securities will be sold when the Sub-Adviser believes that anticipated appreciation is no longer probable and that alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. Historical results tend to confirm the benefits of investing in companies with small capitalizations. Capitalization is the aggregate value of a company's stock, or its price per share times the number of shares outstanding. A portion of the component's investments may also be held in cash and short-term instruments.

   / / THE BOND COMPONENTS. Each Portfolio will invest those assets which are allocated to the bond class among three components, each of which invests in an array of fixed-income securities as described below:

   / / GOVERNMENT/CORPORATE COMPONENT. This component seeks current income and the potential for capital appreciation by investment primarily in fixed-income debt securities, including investment grade corporate debt obligations of foreign and U.S. issuers and securities issued by the U.S. Government and its agencies and instrumentalities and by foreign governments. Although the component may invest in securities with maturities across the entire slope of the yield curve, including long bonds (10+ years), intermediate notes (3 to 10 years) and short term notes (1 to 3 years), the Manager expects to maintain characteristics of an intermediate average maturity and duration. In assessing maturity, the Manager may take into account prepayment features. The Manager's investment strategy includes the purchase of bonds that are underpriced relative to other debt securities having similar risk profiles. The Manager evaluates a broad array of factors, including maturity, creditworthiness, cash flow certainty and interest rate volatility, and examines yield relationships in relation to trends in the economy, the financial and commodity markets and interest rates. The component may also invest a portion of its assets in cash and short-term instruments.

   / / HIGH YIELD/HIGH RISK BOND COMPONENT. This component seeks to earn as high a level of current income as is consistent with the risks associated with high yield investments. The component's assets are invested primarily in bonds that are rated BB or lower by S&P or Ba or lower by Moody's or, if not rated, that are deemed by the Sub-Adviser to be of comparable quality. This component may invest in bonds that are in default. Bonds in default are not making interest or principal payments on the date due. The Sub-Adviser employs an active sector rotational style utilizing all sectors of the high yield market, with an emphasis on diversification to control risk. The Sub-Adviser typically favors higher quality companies in the non-investment grade market, senior debt over junior debt, and secured over unsecured credits. The Sub-Adviser will screen individual securities for such characteristics as minimum yield and issue size, issue liquidity and financial and operational strength. In-depth credit research will then be conducted to arrive at a core group of securities within the high yield universe from which the component will be constructed. Continuous credit monitoring and adherence to sell disciplines associated with both price appreciation and depreciation will be utilized to achieve the overall yield and price objectives of the component. The component may also invest a portion of its assets in cash and short-term instruments.

   / / SHORT-TERM BOND COMPONENT. This component seeks to obtain a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in debt obligations of foreign and U.S. issuers and securities issued by the U.S. Government and its agencies and instrumentalities and by foreign governments. This component will invest primarily in fixed-income securities generally maturing within five years of date of purchase, or with prepayment or similar features which, in the view of the Manager, give the instrument an average life of five years. It is anticipated that the average dollar weighted maturity of the component will generally range between two and three years. The Manager's investment management process incorporates analysis of an issuer's debt service capability, financial flexibility and liquidity, as well as the fundamental trends and the outlook for an issuer and its industry. Credit risk management is also an important factor, particularly in the Manager's internal fixed-income analysis. The Manager conducts intensive credit research, and carefully selects individual issues and broadly diversifies portfolio holdings by industry sector and issuer. The Manager believes that determination of an issuer's attractiveness relative to alternative issues and/or valuations within the marketplace are important considerations in its investment decision-making. The component may also invest a portion of its assets in cash and money market securities.

   / / CAN A PORTFOLIO'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? Each Portfolio has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, a Portfolio uses certain investment techniques and strategies in carrying out those investment policies. A Portfolio's investment policies and practices are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." A Portfolio's investment objective is not a fundamental policy. Portfolio shareholders will be given 30 days' advance written notice of a change to a Portfolio's investment objective.

  Fundamental policies are those that cannot be changed without the approval of a "majority" of a Portfolio's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). A Portfolio's Board of Directors may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

   / / PORTFOLIO TURNOVER. A change in the securities held by a Portfolio is known as "portfolio turnover." Income Portfolio and Government Securities Portfolio may take advantage of short-term differentials in yields when short-term trading is consistent with their objectives of seeking income. While short-term trading increases portfolio turnover, the Portfolios incur little or no brokerage costs for U.S. Government securities. The portfolio turnover rates of Income Portfolio and Government Securities Portfolio are 46.55% and 54.74%, respectively, for the fiscal year ended December 31, 1995.
 The "Financial Highlights," above, show the Portfolios' (other than Money Market Portfolio's) portfolio turnover rates during past fiscal years. High portfolio turnover may affect the ability of a Portfolio to qualify as a "regulated investment company" under the Internal Revenue Code and avoid being taxed on amounts distributed as dividends and capital gains to shareholders. Each Portfolio qualified as such in its fiscal period ended December 31, 1995 and intends to do so in the future.

   / / INVESTMENT RISKS. Because changes in securities market prices can occur at any time, there is no assurance that the Portfolios will achieve their investment objectives, and when you redeem your shares, they may be worth more or less than what you paid for them.

   / / STOCK INVESTMENT RISKS. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect a Portfolio's net asset values per share, which will fluctuate as the values of the Portfolio's portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted. Each Portfolio attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of a Portfolio's assets in any one company.

   / / RISKS OF DEBT SECURITIES. Debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by a Portfolio mean that the Portfolio's share prices can go up or down when interest rates change, because of the effect of the change on the value of the Portfolio's portfolio of debt securities. Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. Generally, higher-yielding, lower-rated bonds are subject to greater credit risk than higher-rated bonds. See "Other Investment Techniques and Strategies--Investing in Lower-Grade Securities."

   / / FOREIGN SECURITIES HAVE SPECIAL RISKS. There are special risks in investing in foreign securities and in securities issued by companies and governments located in emerging market countries. Because each Portfolio (other than the Money Market Portfolio and Government Securities Portfolio) may purchase securities denominated in foreign currencies or traded primarily in foreign markets, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of those foreign securities. Foreign issuers are not required to use generally-accepted accounting principles that apply to U.S. issuers. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by other factors, including exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors.

   In addition, it is generally more difficult to obtain court judgements outside the U.S. if a Portfolio were to sue a foreign issuer or broker. Additional costs may be incurred because foreign brokerage commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad. More information about the risks and potential rewards of investing in foreign securities, particularly those of emerging countries, is contained in "Other Investment Techniques and Strategies--Investing in Emerging Markets" and in the Statement of Additional Information.

   Neither the Income Portfolio, the Growth Portfolio nor the Total Return Portfolio may invest more than 10% of its total assets in foreign securities, except the following securities, in which such Portfolios may invest up to 25% of their total assets: foreign equity and debt securities (i) issued, assumed or guaranteed by foreign governments or their political subdivisions or instrumentalities, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, and (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange.

OTHER INVESTMENT TECHNIQUES AND STRATEGIES. The Portfolios may also use the investment techniques and strategies described below, which involve certain risks. The Statement of Additional Information contains more detailed information about these practices, including limitations on their use that may help to reduce some of the risks.

   / / INVESTING IN LOWER-RATED SECURITIES. (EACH PORTFOLIO EXCEPT MONEY MARKET PORTFOLIO AND GOVERNMENT SECURITIES PORTFOLIO). Each Portfolio can invest in high-yield, below grade debt securities (including both rated and unrated securities). These "lower-grade" securities are commonly known as "junk bonds." They generally offer higher income potential than investment grade securities. "Lower-grade" securities have a rating below "BBB" by Standard & Poor's or "Baa" by Moody's or similar ratings by other domestic or foreign rating organizations, or they are not rated by a nationally-recognized rating organization, but the Manager judges them to be comparable to lower-rated securities. Income Portfolio, Total Return Portfolio and Growth Portfolio may not invest in lower-rated securities rated below B by Moody's or Standard & Poor's. Each LifeSpan Portfolio and the International Equity Portfolio may invest in securities rated as low as D by Standard & Poor's or C by Moody's. Each Portfolio may retain securities whose ratings fall below B after purchase unless and until the manager determines that disposing of such securities in the best interests of the respective Portfolio. Appendix A to this Prospectus describes the rating categories of Moody's and Standard & Poor's.

   All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics and have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. For foreign lower-grade debt securities, these risks are in addition to the risks of investing in foreign securities, described in "Investment Risks," above. These risks mean that a Portfolio may not achieve the expected income from lower-grade securities, and that a Portfolio's net asset value per share may be affected by declines in value of these securities.

   / / INVESTING IN EMERGING MARKET COUNTRIES. (EACH PORTFOLIO EXCEPT MONEY MARKET PORTFOLIO AND GOVERNMENT SECURITIES PORTFOLIO). Emerging countries include any country that is defined as an emerging or developing economy by the International Bank for Reconstruction and Development, the International Finance Committee, The United Nations or its authorities, or the MSCI Emerging Markets Index. Investments in emerging market countries may involve risks in addition to those identified above for investments in foreign securities. Securities issued by emerging market countries and by companies located in those countries may be subject to extended settlement periods, whereby a Portfolio might not receive principal and/or income on a timely basis and its net asset values could be affected. Emerging market countries may have smaller, less well-developed markets and exchanges; there may be a lack of liquidity for emerging market securities; interest rates and foreign currency exchange rates may be more volatile; sovereign limitations on foreign investments may be more likely to be imposed; there may be significant balance of payment deficits; and their economies and markets may respond in a more volatile manner to economic changes than those of developed countries.

   / / U.S. GOVERNMENT SECURITIES. (ALL PORTFOLIOS). Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae") are supported by the full faith and credit of the U.S. Government, which in general terms means that the U.S. Treasury stands behind the obligation to pay principal and interest. Ginnie Mae certificates are one type of mortgage-related U.S. Government Security a Portfolio may invest in. Other mortgage-related U.S. Government Securities the Portfolios invest in that are issued or guaranteed by federal agencies or government-sponsored entities are not supported by the full faith and credit of the U.S. Government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac"), obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("Fannie Mae") or the Student Loan Marketing Association and obligations supported by the discretionary authority of the U.S. Government to repurchase certain obligations of U.S. Government agencies or instrumentalities such as the Federal Land Banks and the Federal Home Loan Banks. Certain mortgage-backed securities, whether issued by the U.S. Government or by private issuers, "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate.

   The value of U.S. Government Securities will fluctuate until they mature depending on prevailing interest rates. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, when a Portfolio holds U.S. Government Securities it may attempt to increase the income it can earn from them by writing covered call options against them, when market conditions are appropriate. Writing covered calls is explained below, under "Hedging."

   / / SHORT-TERM DEBT SECURITIES. (ALL PORTFOLIOS). Each Portfolio will invest in high quality, short-term money market instruments such as U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); short-term debt obligations of corporate issuers; bank participation certificates; and certificates of deposit and bankers' acceptances (time drafts drawn on commercial banks usually in connection with international transactions) of banks and savings loan associations. When the Manager believes it appropriate, each Portfolio can hold cash or invest without limit in money market instruments.

   CMOS AND SMBS. (EACH PORTFOLIO EXCEPT MONEY MARKET PORTFOLIO, GROWTH PORTFOLIO AND INTERNATIONAL EQUITY PORTFOLIO).

   Each Portfolio may also invest in Collateralized Mortgage Obligations ("CMOs"), which generally are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payment of the interest and principal generated by the pool of mortgages relating to the CMOs are passed through to the holders as the payments are received. CMOs are issued with a variety of classes or series which have different maturities. Certain CMOs may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility of the prepayment of principal due to prepayments on the underlying mortgage loans.

   STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). Each Portfolio may also invest in CMOs that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as a "P/O") and the other which receives some or all of the interest (and is known as an "I/O"). P/Os and I/Os are generally referred to as "derivative investments," discussed further below. The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, a Portfolio will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, a Portfolio might receive back less than its investment. The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

   Private-issuer stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, most private-issuer stripped securities may be deemed "illiquid." If a Portfolio holds illiquid stripped securities, the amount it can hold will be subject to the Portfolio's investment policy limiting investments in illiquid securities to 15% of the Portfolio's net assets.

   / / ASSET-BACKED SECURITIES. (ALL PORTFOLIOS EXCEPT MONEY MARKET PORTFOLIO, GROWTH PORTFOLIO AND INTERNATIONAL EQUITY PORTFOLIO). A Portfolio may invest in "asset-backed" securities. These represent interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and "special purpose corporations." They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as one of the Portfolios. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

   / / INVERSE FLOATING RATE INSTRUMENTS. (ALL PORTFOLIOS EXCEPT MONEY MARKET PORTFOLIO, GROWTH PORTFOLIO AND INTERNATIONAL EQUITY PORTFOLIO). The Portfolios may invest in inverse floating rate debt instruments ("inverse floaters"), including leveraged inverse floaters and inverse floating rate mortgage-backed securities, such as inverse floating rate "interest only" SMBS. The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

   / / MORTGAGE DOLLAR ROLLS. (ALL PORTFOLIOS EXCEPT THE LIFESPAN PORTFOLIOS). A Portfolio may invest up to 20% of its assets in mortgage dollar rolls. In a mortgage dollar roll the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.
A "covered roll" is a specific
type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. All rolls entered into by the Portfolio will be covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Portfolio's borrowings and other senior securities. The Manager is also permitted to purchase mortgage-backed securities and to sell such securities without regard to the length of time held in separate transactions that do not constitute dollar rolls. For financial reporting and tax purposes, the Portfolio treats mortgage rolls as two separate transactions: one involving the purchase of securities and a separate transaction involving a sale. The Portfolio does not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

   / / ADRS, EDRS AND GDRS. (ALL PORTFOLIOS EXCEPT MONEY MARKET PORTFOLIO AND GOVERNMENT SECURITIES PORTFOLIO). Each Portfolio may invest in ADRs, EDRs and GDRs. ADRs are receipts issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporations. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. To the extent a Portfolio acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Portfolio would not become aware of and be able to respond in a timely manner to corporate actions such as stock splits or rights offerings involving the foreign issuer. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. A Portfolio may also invest in EDRs and GDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

   / / EURODOLLARS AND YANKEE DOLLARS. (ALL PORTFOLIOS EXCEPT GOVERNMENT SECURITIES PORTFOLIO). The Portfolios may also invest in obligations of foreign branches of U.S. banks referred to as Eurodollars obligations and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investment in securities of U.S. banks.

   / / WARRANTS AND RIGHTS. (ALL PORTFOLIOS EXCEPT MONEY MARKET PORTFOLIO AND GOVERNMENT SECURITIES PORTFOLIO). Warrants are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. A Portfolio may invest up to 5% of its total assets in warrants or rights. That 5% limitation does not apply to warrants a Portfolio has acquired as part of units with other securities or that are attached to other securities. No more than 2% of a Portfolio's total assets may be invested in warrants that are not listed on either The New York Stock Exchange or The American Stock Exchange. For further details, see "Warrants and Rights" in the Statement of Additional Information.

   / / SMALL, UNSEASONED COMPANIES. (LIFESPAN PORTFOLIOS ONLY). Each LifeSpan Portfolio may invest in securities of small, unseasoned companies. [These are companies that have been in operation less than three years, including the operations of any predecessors.] Securities of these companies may have limited liquidity (which means that a Portfolio may have difficulty selling them at an acceptable price when it wants to) and the price of these securities may be volatile. See "Investing in Small, Unseasoned Companies" in the Statement of Additional Information for a further discussion of the risks involved in such investments.

   / / LOANS OF PORTFOLIO SECURITIES. (ALL PORTFOLIOS). To attempt to increase its income or raise cash for liquidity purposes, each Portfolio may lend its portfolio securities, in transactions other than repurchase agreements, to brokers, dealers and other financial institutions. A Portfolio must receive collateral for a loan. As a matter of non-fundamental operating policy, the Manager limits such loans to 10% of the Portfolio's total assets, and such loans are subject to other conditions described in the Statement of Additional Information. See "Loans of Portfolio Securities" in the Statement of Additional Information.

   / / "WHEN-ISSUED" AND DELAYED DELIVERY TRANSACTIONS. (ALL PORTFOLIOS EXCEPT MONEY MARKET PORTFOLIO). Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to a Portfolio if the value of the security declines prior to the settlement date.

   / / REPURCHASE AGREEMENTS. (ALL PORTFOLIOS). Each Portfolio may enter into repurchase agreements. In a repurchase transaction, a Portfolio buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, a Portfolio may experience costs in disposing of the collateral and may experience losses if there is any delay in doing so.

   / / ILLIQUID AND RESTRICTED SECURITIES. (ALL PORTFOLIOS). Under the policies established by the Portfolios' Board of Directors, the Manager determines the liquidity of certain of the Portfolios' investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. A Portfolio will not invest more than 15% of its total assets in illiquid and restricted securities except that Money Market Portfolio may not invest more than 10% of its total assets in these securities (including repurchase agreements having a maturity beyond 7 days, portfolio securities which do not have readily available market quotations and time deposits maturing in more than 2 days).

   / / HEDGING. (ALL PORTFOLIOS EXCEPT MONEY MARKET). The Portfolios may write (sell) and Government Securities Portfolio and International Equity Portfolio may also purchase exchange traded covered call options on securities, securities indices and foreign currencies, in each case as a hedge against decreases in prices of existing portfolio securities or increases in prices of anticipated portfolio securities. The International Equity Portfolio and the international component of the LifeSpan Portfolios may purchase options on currency in the over-the-counter ("OTC") markets. The Portfolios may use covered call options for non-hedging purposes as described below.

   A Portfolio may, subject to its investment policies, sell or purchase covered call options and buy and sell futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures and writing covered calls, hedge a Portfolio's portfolio against price fluctuations.

   Other hedging strategies, such as buying futures, tend to increase a Portfolio's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on a Portfolio's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities a Portfolio owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to a Portfolio for liquidity purposes or may be for defensive reasons, or to raise cash to distribute to shareholders.

   / / FUTURES. To hedge against changes in interest rates, securities prices or currency exchange rates, each Portfolio (other than the Money Market Portfolio) may, subject to its investment objectives and policies, purchase and sell various kinds of futures contracts, International Equity Portfolio may purchase and write call and put options and the LifeSpan Portfolios may sell covered call options on any futures contracts. A Portfolio may also enter into closing purchase and sale transactions with respect to any of such contracts and options. Futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Growth Portfolio and Total Return Portfolio may purchase and sell futures contracts on stock indices and sell options on such futures. The Income Portfolio and Total Return Portfolio may purchase and sell interest rate futures and sell options on such futures. In addition, each Portfolio that may invest in securities that are denominated in foreign currency may purchase and sell futures on currencies. The International Equity Portfolio may purchase and sell, and the LifeSpan Portfolios may sell, options on such futures. A Portfolio will engage in futures and related options transactions only for bona fide hedging and non-hedging purposes as permitted in regulations of the Commodity Futures Trading Commission. No Portfolio will enter into futures contracts or options thereon for non-hedging purposes if, immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5 percent of the net asset value of the Portfolio's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

   / / COVERED CALL OPTIONS AND PUT OPTIONS ON FUTURES. A Portfolio may write (that is, sell) call options on securities, indices and foreign currencies for hedging or non-hedging purposes and write call options on Futures for hedging purposes but only if they are "covered." This means a Portfolio must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls while the call is outstanding or, in the case of calls on futures, segregate appropriate liquid assets. Calls on Futures must be covered by securities or other liquid assets a Portfolio owns and segregates to enable it to satisfy its obligations if the call is exercised. When a Portfolio writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from a Portfolio at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Portfolio keeps the cash premium (and the investment). After the Portfolio writes a call, not more than 20% of the value of its total assets may be subject to calls.

   A Portfolio may sell covered call options that are traded on U.S. or foreign securities or commodity exchanges or which are used by the Options Clearing Corporation. In the case of foreign currency options, they may be quoted by major recognized dealers in those options. The International Equity Portfolio and the international component of the respective LifeSpan Portfolios may purchase options on currency in the over-the-counter (OTC) markets.

   / / FORWARD CONTRACTS. (ALL PORTFOLIOS EXCEPT MONEY MARKET PORTFOLIO). Forward Contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. A Portfolio uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Portfolio has purchased or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar and a foreign currency. A Portfolio may also use "cross hedging," where the Portfolio hedges against changes in currencies other than the currency in which a security it holds is denominated. No Portfolio will speculate in foreign exchange.

   / /   INTEREST RATE SWAPS.  (GOVERNMENT SECURITIES PORTFOLIO ONLY).
Government Securities Portfolio may enter into interest rate swaps both for hedging and to seek to increase total return. In an interest rate swap, the Portfolio and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they may swap a right to receive floating rate interest payments for fixed rate payments.
The Portfolio enters into swaps only on a net basis, which means the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

   / / HEDGING INSTRUMENTS CAN BE VOLATILE INVESTMENTS AND MAY INVOLVE SPECIAL RISKS. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager or a Sub-Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Portfolio's return. A Portfolio could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

   Options trading involves the payment of premiums, and options, futures and forward contracts are subject to special tax rules that may affect the amount, timing and character of a Portfolio's income and distributions.
There are also special risks in particular hedging strategies. For example, if a covered call written by a Portfolio is exercised on an investment that has increased in value, the Portfolio will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing puts, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Interest rate swaps are subject to the risk that the other party will fail to meet its obligations (or that the underlying issuer will fail to pay on time), as well as interest rate risks. A Portfolio could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.
 These risks are described in greater detail in the Statement of Additional Information.

   / / DERIVATIVE INVESTMENTS. A Portfolio may invest in different types of derivatives. In general, a "derivative investment" is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. A Portfolio may not purchase or sell physical commodities; however, a Portfolio may purchase and sell foreign currency in hedging transactions. This shall not prevent a Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

   Derivative investments used by a Portfolio are used in some cases for hedging purposes and in other cases to seek income. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," above) may be considered "derivative investments."

   "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. A Portfolio may invest in "debt exchangeable for common stock" of an issuer or "equity-linked" debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

   There are special risks in investing in derivative investments. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security might not perform the way the Manager or relevant Sub-Adviser expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager or relevant Sub-Adviser. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that a Portfolio will realize less principal or income from the investment than expected. Certain derivative investments held by a Portfolio may be illiquid. Please refer to "Illiquid and Restricted Securities."

OTHER INVESTMENT RESTRICTIONS. The Portfolios have other investment restrictions which are "fundamental" policies. A Portfolio cannot deviate from its other fundamental policies described in "Investment Objectives and Policies" and "Other Investment Techniques and Strategies" in the Statement of Additional Information.

   THE PORTFOLIOS, EXCEPT THE LIFESPAN PORTFOLIOS, MAY NOT:

   / / Borrow amounts in excess of 10% of the Portfolio's total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes, or make investments in portfolio securities while such outstanding borrowings exceed 5% of the Portfolio's total assets.

   / / (a) Invest more than 5% of the Portfolio's total assets (taken at market value at the time of each investment) in the securities (other than U.S. Government agency securities) of any one issuer (including repurchase agreements with any one bank); and (b) purchase more than either (i) 10% of the principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies, bank money instruments or bank repurchase agreements. (This restriction does not apply to the Government Securities Portfolio.)

   / / Invest more than 25% of its assets in securities of issuers in any single industry, provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For the purpose of this restriction, each utility that provides a separate service (e.g., gas, gas transmission, electric or telephone) shall be considered a separate industry. This test shall be applied on a pro forma basis using the market value of all assets immediately prior to making any investment. (This restriction does not apply to the International Equity Portfolio or the Government Securities Portfolio).

   THE LIFESPAN PORTFOLIOS MAY NOT:

   / / A LifeSpan Portfolio cannot borrow money, except from banks for temporary purposes in amounts not in excess of 33 1/3% of the value of its assets. Borrowings may also be made for liquidity purposes to satisfy redemption requests when liquidation of portfolio securities is considered inconvenient or disadvantageous. However, a Portfolio may enter into reverse repurchase agreements, futures contracts, options on futures contracts, securities or indices and when-issued and delayed delivery transactions.

   / / A LifeSpan Portfolio cannot purchase any securities (other than U.S. Government Securities) that would cause more than 5% of a Portfolio's total assets to be invested in securities of a single issuer, or purchase more than 10% of the outstanding voting securities of an issuer.

   / / Invest more than 25% of its assets in securities of issuers in any single industry, provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For the purpose of this restriction, each utility that provides a separate service (e.g., gas, gas transmission, electric or telephone) shall be considered a separate industry. This test shall be applied on a pro forma basis using the market value of all assets immediately prior to making any investment.

   All of the percentage restrictions described above and elsewhere in this Prospectus apply only at the time a Portfolio purchases a security, and a Portfolio need not dispose of a security merely because the Portfolio's assets have changed or the security has increased in value relative to the size of the Portfolio. There are other fundamental policies discussed in the Statement of Additional Information.

HOW THE PORTFOLIOS ARE MANAGED

ORGANIZATION AND HISTORY. The Company was organized in 1981 as a Maryland corporation. The Company is an open-end management investment company. Organized as a series fund, the Company presently has nine diversified series.

   The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee each Portfolio's activities, review its performance, and review the actions of the Manager. "Directors and Officers of the Portfolio" in the Statement of Additional Information names the Directors and officers of the Portfolios and provides more information about them. Although the Portfolios are not required by law to hold annual meetings, they may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in the Company's Articles of Incorporation.

   The Board of Directors has the power, without shareholder approval, to divide unissued shares of the Company into additional series. Shares are freely transferrable. Please refer to "How the Portfolios are Managed" in the Statement of Additional Information for further information on voting of shares.

THE MANAGER, THE SUB-ADVISERS AND THEIR AFFILIATES. The Portfolios are managed by the Manager, OppenheimerFunds, Inc., which supervises each Portfolio's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under separate Investment Advisory Agreements for each Portfolio which state the Manager's responsibilities. The Agreements set forth the fees paid by a Portfolio to the Manager, and describes the expenses that a Portfolio is responsible to pay to conduct its business.

   The Manager has operated as an investment adviser since 1959. The Manager and its affiliates currently manage investment companies, including other Oppenheimer funds, with assets of more than $40 billion as of December 31, 1995, and with more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

   The Manager has engaged three Sub-Advisers to provide day-to-day portfolio management for certain components of the LifeSpan Portfolios. The Manager has also engaged Babson-Stewart to provide day-to-day portfolio management services to the International Equity Portfolio. Babson-Stewart, One Memorial Drive, Cambridge, MA 02142, the Sub-Adviser to the international component of the LifeSpan Portfolios and the International Equity Portfolio, was originally established in 1987. As of ____________, 1995, Babson-Stewart had approximately $___ billion in assets under management. BEA Associates, Citicorp Center, 153 East 53rd Street, 57th Floor, New York, NY 10022, the Sub-Adviser to the high yield/high risk bond component, has been providing fixed-income and equity management services to institutional clients since 1984. As of ______________, 1995, BEA Associates, together with its global affiliate, had $___ billion in assets under management. Pilgrim Baxter, 1255 Drummers Lane, Wayne, PA 19087, the Sub-Adviser to the small cap component, was established in 1982 to provide specialized equity management for institutional investors including other investment companies. As of _________, 1995, Pilgrim Baxter had over $___ billion in assets under management.
Each Sub-Adviser is responsible for choosing the investments of its respective component for each Portfolio and its duties and responsibilities are set forth in its respective contract with the Manager. Babson-Stewart is responsible for choosing all investments for International Equity Portfolio. The Manager, not the Portfolios, pays the Sub-Advisers.

   / /  PORTFOLIO MANAGERS.




                                       Year became            Business Experience
Portfolio Manager                   Portfolio Manager            (last 5 years)
-----------------                   -----------------         -------------------
MONEY MARKET PORTFOLIO
Carol E. Wolf                              1996          Officer, Centennial
                                                         Asset Management Corporation
                                                         (subsidiary of Manager)

GOVERNMENT SECURITIES PORTFOLIO
 AND INCOME PORTFOLIO
David A. Rosenberg                         1996          Vice President, the Manager (1994-
                                                         present); Officer and Portfolio
                                                         Manager, Delaware Investment
                                                         Advisors (19xx-1994)

TOTAL RETURN PORTFOLIO
Michael C. Strathearn, C.F.A.              1988          Portfolio Manager, Equities--CML
                                                         (1988-present)



Peter M. Antos, C.F.A.                     1989          Vice President and Portfolio Manager,
                                                         the Manager (1996-present); Vice
                                                         President and Senior Portfolio
                                                         Manager, Equities--G.R. Phelps
                                                         (1989-present)

Stephen F. Libera, C.F.A.                  1985          Vice President and Portfolio Manager,
                                                         the Manager (1996-present); Vice
                                                         President and Senior Portfolio
                                                         Manager, Fixed Income--G.R. Phelps,
                                                         (1985-1996)

Arthur Zimmer                              1996

GROWTH PORTFOLIO
Kenneth B. White, C.F.A.                   1992          Vice President and Portfolio Manager,
                                                         the Manager (1996-present); Portfolio
                                                         Manager, Equities--CML (1992-
                                                         1996); Senior Investment Officer,
                                                         Equities--CML (1987-1992)

(and Messrs. Antos, Strathearn and Zimmer)

/ /  THE COMPONENTS OF THE LIFESPAN PORTFOLIOS

INTERNATIONAL
(Babson-Stewart)
James W. Burns                             1996          Portfolio Manager, Continental
                                                         European Team, Stewart, Ivory & Co.,
                                                         Ltd. (since 1990)

VALUE/GROWTH
 (the Manager)

Michael C. Strathearn, C.F.A.              1995          Portfolio Manager, Equities--CML
                                                         (1988-present)

Peter M. Antos, C.F.A.                     1995          Vice President and Portfolio Manager,
                                                         the Manager (1996-present); Vice
                                                         President and Senior Portfolio
                                                         Manager, Equities--G.R. Phelps
                                                         (1989-present)

GROWTH/INCOME
 (the Manager)

Peter M. Antos, C.F.A.                     1995          Vice President and Portfolio Manager,
                                                         the Manager (1996-present); Vice
                                                         President and Senior Portfolio
                                                         Manager, Equities--G.R. Phelps
                                                         (1989-present)



SMALL CAP
 (Pilgrim Baxter)
Gary L. Pilgrim                                          Director, Member of Executive
                                                         Committee, President and Chief
                                                         Investment Officer, Pilgrim Baxter
                                                         (1985-Present)

John F. Force                                            Portfolio Manager/Analyst, Pilgrim
                                                         Baxter (since 1993); and Vice
                                                         President/Portfolio Manager,
                                                         Fiduciary Management Associates
                                                         (1989-1993)

James M. Smith                                           Portfolio Manager/Analyst, Pilgrim
                                                         Baxter (since 1993); Senior Vice
                                                         President/Portfolio Manager, Selected
                                                         Financial Services (1992-1993); and
                                                         Vice President, Sears Investment
                                                         Management Company (prior to 1992)

Michael D. Jones                                         Portfolio Manager/Analyst, Pilgrim
                                                         Baxter (since 1995); Vice
                                                         President/Portfolio Manager, Bank of
                                                         New York (1990-1995)

GOVERNMENT SECURITIES/
CORPORATE BONDS
 (the Manager)
Stephen F. Libera, C.F.A.                  1985          Vice President and Portfolio Manager,
                                                         the Manager (1996-present); Vice
                                                         President and Senior Portfolio
                                                         Manager, Fixed Income--G.R. Phelps,
                                                         (1985-1996)

HIGH YIELD BONDS
 (BEA Associates)
Richard J. Lindquist                                     Managing Director and High Yield
                                                         Portfolio Manager, BEA Associates
                                                         (1995); CS First Boston (1989-1995)

SHORT-TERM BOND
 (the Manager)
Stephen F. Libera, C.F.A.                  1985          Vice President and Portfolio Manager,
                                                         the Manager (1996-present); Vice
                                                         President and Senior Portfolio
                                                         Manager, Fixed Income--G.R. Phelps,
                                                         (1985-1996)


/ / FEES AND EXPENSES. Under separate Investment Advisory Agreements with each Portfolio, each Portfolio pays the Manager a monthly fee equal to a percentage of the Portfolio's average daily net assets as follows:

MONEY MARKET PORTFOLIO

         NET ASSET VALUE                       ANNUAL RATE
         ---------------                       -----------

         First $200,000,000...................     0.50%
         Next $100,000,000....................     0.45%
         Amount over $300,000,000.............     0.40%

TOTAL RETURN PORTFOLIO

         NET ASSET VALUE                       ANNUAL RATE
         ---------------                       -----------

         First $600,000,000...................     0.625%
         Amount over $600,000,000.............     0.45%

INTERNATIONAL EQUITY PORTFOLIO

         NET ASSET VALUE                       ANNUAL RATE
         ---------------                       -----------

         First $250,000,000...................     1.00%
         Amount over $250,000,000.............     0.90%

   GOVERNMENT SECURITIES PORTFOLIO, INCOME PORTFOLIO AND GROWTH PORTFOLIO.


                                                  INCOME        GROWTH
                         GOVERNMENT SECURITIES   PORTFOLIO     PORTFOLIO
NET ASSET VALUE          PORTFOLIO ANNUAL RATE  ANNUAL RATE   ANNUAL RATE
---------------          ---------------------  -----------   -----------
First $300,000,000......         0.525%            0.575%        0.625%
Next $100,000,000.......         0.500%            0.500%        0.500%
Amount over
  $400,000,000..........         0.450%            0.450%        0.450%

   Under separate Investment Advisory Agreements, Capital Appreciation Portfolio, Balanced Portfolio and Diversified Income Portfolio pay the Manager an annual fee equal to 0.85%, 0.85% and 0.75%, respectively, of the Portfolio's average annual net asset value up to $250 million and 0.75%, 0.75% and 0.65%, respectively on such assets over $250 million.

   Under its Investment Subadvisory Agreement with Babson-Stewart, the Manager pays Babson-Stewart a monthly fee which declines as the average daily net assets of the International Equity Portfolio and that portion of Capital Appreciation Portfolio and Balanced Portfolio allocated to Babson-Stewart grow: 0.75% of the first $10 million of average daily net assets allocated to Babson-Stewart, 0.625% of the next $15 million, 0.50% of the next $25 million and 0.375% of such assets in excess of $50 million. The portion of the net assets of all Portfolios allocated to Babson-Stewart will not be aggregated in applying these breakpoints.

   Under its Investment Subadvisory Agreement with BEA, the Manager pays BEA a quarterly fee which declines as the combined average daily net assets of each Portfolio allocated to BEA grow: 0.45% of the first $25 million of combined average daily net assets allocated to BEA, 0.40% of the next $25 million, 0.35% of the next $50 million and 0.25% of the such assets in excess of $100 million. Under its Investment Subadvisory Agreement with Pilgrim, the

Manager pays Pilgrim a monthly fee equal to 0.60% of the combined average daily net assets of the Portfolios allocated to Pilgrim. For purposes of calculating the fee payable to BEA and Pilgrim, the net asset values of that portion of the assets of each Portfolio subadvised by BEA and Pilgrim are aggregated with that portion of the net asset value of the assets of Panorama Series Portfolio I, Inc. managed by BEA and Pilgrim, respectively.

   During the fiscal year ended December 31, 1995, the management fee (computed on an annualized basis as a percentage of the net assets of the Portfolios as of the close of business each day) and the total operating expenses as a percentage of average net assets of each Portfolio, were as follows:

                                                      TOTAL
                                    MANAGEMENT      OPERATING
PORTFOLIO                              FEES        EXPENSES(1)
---------                           ----------     -----------
Money Market                          .500%           .57%
Government Securities                 .554%           .71%
Income                                .590%           .65%
Total Return                          .553%           .59%
Growth                                .613%           .66%
International Equity                  .980%          1.26%
Capital Application(2)                .850%          1.50%
Balanced(2)                           .850%          1.50%
Diversified Income(2)                 .750%          1.50%


_______________________
(1) This table does not reflect expenses that apply at the separate account level or to related insurance products.

(2) Because the LifeSpan Portfolios are new funds and have not completed a full fiscal year, the expenses shown above are based on amounts estimated to be payable in the current fiscal year.


   Each Portfolio pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of a Portfolio's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreements and the other expenses paid by the Portfolios is contained in the Statement of Additional Information.

   There is also information about the Portfolios' brokerage policies and practices in "Brokerage Policies of the Portfolios" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Portfolios' portfolio transactions. Because the Money Market, Government Securities and Income Portfolios purchase most of their portfolio securities directly from the sellers and not through brokers, these Portfolios therefore incur relatively little expense for brokerage. From time to time these Portfolios may use brokers when buying portfolio securities. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreements to consider whether brokers have sold shares of the Portfolios or any other funds for which the Manager serves as investment adviser.

   SHAREHOLDER INQUIRIES. Inquiries by policyowners for Account information are to be directed to the insurance company issuing the Account at the address or telephone number shown in the accompanying Account Prospectus.

PERFORMANCE OF THE PORTFOLIOS

EXPLANATION OF PERFORMANCE TERMINOLOGY. Each Portfolio uses the terms "total return" and "yield" to illustrate its performance. These returns measure the performance of a hypothetical account in a Portfolio over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). A Portfolio's performance data may help you see how well your investment has done over time and to compare it to market indices, as we have done below.

   It is important to understand that a Portfolio's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare a Portfolio's performance. A Portfolio's investment performance will vary over time, depending on market conditions, the composition of the portfolio and expenses.

   / / TOTAL RETURNS. There are different types of "total returns" used to measure a Portfolio's performance. Total return is the change in value of a hypothetical investment in a Portfolio over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show a Portfolio's actual year-by-year performance.

   / / YIELD. Government Securities Portfolio, Income Portfolio, Total Return Portfolio and the LifeSpan Portfolios calculate yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period.

   / / YIELD FOR MONEY MARKET PORTFOLIO. The "yield" of Money Market Portfolio is the income generated by an investment in the Portfolio over a seven-day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The "compounded effective yield" is calculated similarly, but the annualized income earned by an investment in Money Market Portfolio is assumed to be reinvested in additional shares. The "compounded effective yield" will be slightly higher than the yield because of the effect of the assumed reinvestment.

ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

   Shares of each Portfolio are offered only for purchase by Accounts as an investment medium for variable life insurance policies and variable annuity contracts, as described in the accompanying Account Prospectus. The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Directors whenever the Board judges it in that Portfolio's best interest to do so. Shares of each Portfolio are offered at their respective offering price, which (as used in this Prospectus and the Statement of Additional Information) is net asset value (without sales charge).

   All purchase orders are processed at the offering price next determined after receipt by the Company of a purchase order in proper form. The offering price (and net asset value) is determined as of the close of The New York Stock Exchange, which is normally 4:00 P.M., New York time, but may be earlier on some days. Net asset value per share of each Portfolio is determined by dividing the value of that Portfolio's net assets by the number of its shares outstanding. The Board of Directors has established procedures for valuing each Portfolio's securities. In general, those valuations are based on market value. Under Rule 2a-7, the amortized cost method is used to value Money Market Portfolio's net asset value per share, which is expected to remain fixed at $1.00 per share except under extraordinary circumstances. There can be no assurance that Money Market Portfolio's net asset value will not vary. Further details are in "About Your Account--How to Buy Shares--Money Market Portfolio Net Asset Valuation" in the Statement of Additional Information.

HOW TO SELL SHARES

   Payment for shares tendered by an Account for redemption is made ordinarily in cash and forwarded within seven days after receipt by the Company's transfer agent, OppenheimerFunds Services (the "Transfer Agent"), of redemption instructions in proper form, except under unusual circumstances as determined by the Securities and Exchange Commission. The redemption price will be the net asset value next determined after the receipt by the Transfer Agent of a request in proper form. The market value of the securities in the portfolio of the Portfolios is subject to daily fluctuations and the net asset value of the Portfolios' shares (other than shares of the Money Market Portfolio) will fluctuate accordingly. Therefore, the redemption value may be more or less that the investor's cost.

DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS OF THE MONEY PORTFOLIO. The Company intends to declare Money Market Portfolio's dividends from its net investment income on each day the New York Stock Exchange is open for business. Such dividends will be payable on shares held of record at the time of the previous determination of net asset value. Daily dividends accrued since the prior dividend payment will be paid to shareholders monthly as of a date selected by the Board of Directors. Money Market Portfolio's net income for dividend purposes consists of all interest income accrued on portfolio assets, less all expenses of that Portfolio for such period. Accrued market discount is included in interest income; amortized market premium is treated as an expense. Although distributions from net realized gains on securities, if any, will be paid at least once each year, and may be made more frequently, Money Market Portfolio does not expect to realize long-term capital gains, and therefore does not contemplate payment of any capital gains distribution. Distributions from net realized gains will not be distributed unless Money Market Portfolio's capital loss carry forwards, if any, have been used or have expired. Money Portfolio seeks to maintain a net asset value of

$1.00 per share for purchases and redemptions. To effect this policy, under certain circumstances the Money Portfolio may withhold dividends or make distributions from capital or capital gains (see "Dividends, Capital Gains and Taxes" in the Statement of Additional Information).

   Each Portfolio (except Money Market Portfolio) intends to pay out all of its net investment income and net realized capital gains, if any, for each year. The Portfolios distribute their dividends, if any, each year. Normally, net realized capital gains, if any, are distributed each year for the Portfolios. Such income and capital gains are reinvested in additional shares of the Portfolios. Each Portfolio (except Money Market Portfolio) makes dividend and capital gain distributions on a per-share basis. After every distribution from each of these Portfolios, the Portfolio's share price drops by the amount of the distribution. Since dividends and capital gain distributions are reinvested, the total value of an account will not be affected by such distributions because, although the shares will have a lower price, there will be correspondingly more of them.

TAX TREATMENT TO THE ACCOUNT AS SHAREHOLDER. Dividends paid by each Portfolio from its ordinary income and distributions of each Portfolio's net realized short-term or long-term capital gains, if any, are treated as taxable whether received in cash or reinvested. The portion of such distributions attributable to the excess of a Portfolio's net long-term capital gain over its net short-term capital gain. The tax treatment of such dividends and distributions depends on the tax status of and the tax rules applicable to that Account, concerning which Accounts should consult their own tax advisers.

TAX STATUS OF THE PORTFOLIOS. If each Portfolio qualifies as a "regulated investment company" under the Internal Revenue Code, that Portfolio will not be liable for Federal income taxes on amounts paid as dividends and distributions in accordance with the Code's requirements. The Portfolios did qualify during their last fiscal year and the Company intends that they will qualify in current and future years. Each Portfolio also intends to follow certain portfolio diversification requirements so that Accounts investing in the Portfolios may satisfy the tax diversification requirements to which they are subject. The above discussion relates solely to Federal tax laws. This discussion is not exhaustive and a qualified tax adviser should be consulted.

APPENDIX A:  DESCRIPTION OF RATINGS CATEGORIES OF RATING SERVICES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

   Aaa: Bonds rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

   A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds rated "Baa" are considered medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

   Ba: Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

   C: Bonds rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S BOND RATINGS

   AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

   A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

   BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

   BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

                                  APPENDIX B

                          CREDIT QUALITY DISTRIBUTION


     The average quality distribution of the portfolio of INCOME PORTFOLIO during the year ended December 31, 1995 was as follows:


QUALITY DISTRIBUTION                                 % OF
AS ASSIGNED BY SERVICE       AVERAGE VALUE         PORTFOLIO
----------------------       -------------         ---------
Government Securities       $46,424,399.69             43.80
Aaa                           2,609,639.04              2.46
Aa                            3,992,835.20              3.77
A                            25,003,868.02             23.59
Baa                          15,008,524.18             14.16
Ba                            4,859,096.79              4.58
B                               412,791.67              0.39
Unrated                       3,919,640.51              3.70
Bonds                       102,230,795.10             96.45
Short Term                    3,762,339.95              3.55
---------------------------------------------------------------------
Total Portfolio            $105,993,135.07            100.00%


The average quality distribution of the portfolio of TOTAL RETURN PORTFOLIO during the year ended December 31, 1995 was as follows:


QUALITY DISTRIBUTION                                 % OF
AS ASSIGNED BY SERVICE       AVERAGE VALUE         PORTFOLIO
----------------------       -------------         ---------
Government Securities      $190,954,014.07             22.04
Aaa                           2,943,019.95              0.34
Aa                            6,193,060.79              0.71
A                            67,033,591.23              7.74
Baa                          45,574,560.91              5.26
Ba                           17,634,969.18              2.04
B                             1,319,513.44              0.15
Unrated                       6,952,068.59              0.80
---------------------------------------------------------------------
Bonds                       338,604,798.14             39.08
Stocks                      343,768,338.42             39.67
Short-Term                  184,172,794.00             21.25

Total Portfolio            $866,545,930.56            100.00%

MONEY MARKET PORTFOLIO
GOVERNMENT SECURITIES PORTFOLIO
INCOME PORTFOLIO
TOTAL RETURN PORTFOLIO
GROWTH PORTFOLIO
INTERNATIONAL EQUITY PORTFOLIO
LIFESPAN CAPITAL APPRECIATION PORTFOLIO
LIFESPAN BALANCED PORTFOLIO
LIFESPAN DIVERSIFIED INCOME PORTFOLIO
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

INVESTMENT ADVISOR
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

CUSTODIAN OF PORTFOLIO SECURITIES
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts  02110

INDEPENDENT AUDITORS
Arthur Andersen LLP
One Financial Plaza
Hartford, Connecticut 06103

LEGAL COUNSEL


NO DEALER, BROKER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION, AND IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIOS, OPPENHEIMERFUNDS, INC., OR ANY AFFILIATE THEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE.

____________________  *PRINTED ON RECYCLED PAPER

PANORAMA SERIES FUND I, INC.
3410 South Galena Street, Denver, Colorado  80231
1-800-525-7048

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1996

PANORAMA SERIES FUND I, INC. (the "Company") is an investment company consisting of nine separate series (the "Portfolios"):


MONEY MARKET PORTFOLIO
INCOME PORTFOLIO
GOVERNMENT SECURITIES PORTFOLIO
TOTAL RETURN PORTFOLIO
GROWTH PORTFOLIO
INTERNATIONAL EQUITY PORTFOLIO
    (COLLECTIVELY, THE PANORAMA PORTFOLIOS")

AND

LIFESPAN CAPITAL APPRECIATION PORTFOLIO ("CAPITAL APPRECIATION PORTFOLIO") LIFESPAN BALANCED PORTFOLIO ("BALANCED PORTFOLIO")
LIFESPAN DIVERSIFIED INCOME PORTFOLIO ("DIVERSIFIED INCOME PORTFOLIO")
    (COLLECTIVELY, THE "LIFESPAN PORTFOLIOS")

    Shares of the Portfolios are sold only to provide benefits under variable life insurance policies and variable annuity contracts (collectively, the "Accounts"), as described in the Accounts' Prospectuses.

    This Statement of Additional Information is not a Prospectus. This document contains additional information about the Portfolios and supplements information in the Portfolios' Prospectus dated May 1, 1996. It should be read together with the Prospectus which may be obtained by writing to the Portfolios' Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

    The Portfolios' investment adviser is OppenheimerFunds, Inc. (the "Manager"). In the case of the LifeSpan Portfolios, the Manager has engaged Babson-Stewart Ivory International ("Babson-Stewart"), BEA Associates and Pilgrim, Baxter & Assoc. Ltd. ("Pilgrim") as subadvisers to assist in the management of the LifeSpan Portfolios. Babson-Stewart also serves as subadviser to the International Equity Portfolio. Babson-Stewart, BEA Associates and Pilgrim are sometimes referred to herein individually as a "Subadviser" and collectively as the "Subadvisers."

CONTENTS                                                              PAGE

ABOUT THE PORTFOLIOS
Investment Objectives and Policies .................................    3
  Other Investment Techniques and Strategies .......................    3
  Other Investment Restrictions ....................................   26
How the Portfolios are Managed .....................................   33
  Organization and History .........................................   33
  Directors and Officers of the Portfolios .........................
  The Manager and Its Affiliates ...................................
Brokerage Policies of the Portfolios ...............................   42
Performance of the Portfolios ......................................   45
Distribution and Service Plans .....................................
ABOUT YOUR ACCOUNT
How to Buy Shares ..................................................   51
Dividends, Capital Gains and Taxes .................................   54
Additional Information About the Portfolios ........................   55
FINANCIAL INFORMATION ABOUT THE PORTFOLIOS
Independent Auditors' Report .......................................   55
Financial Statements ...............................................   55
Appendix: Industry Classifications .................................  A-1

ABOUT THE PORTFOLIOS

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT POLICIES AND STRATEGIES. The investment objectives and policies of each Portfolio are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Portfolios may invest, as well as the strategies the Portfolios may use to try to achieve their objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

   FOREIGN SECURITIES (ALL PORTFOLIOS EXCEPT MONEY MARKET PORTFOLIO AND GOVERNMENT SECURITIES PORTFOLIO). Consistent with the limitations on foreign investing set forth in the Prospectus, each Portfolio (other than Money Market Portfolio and Government Securities Portfolio) and, in particular, the International Equity Portfolio, may invest in foreign securities. Each Portfolio (other than Money Market Portfolio and Government Securities Portfolio) may also invest in debt and equity securities of corporate and governmental issuers of countries with emerging economies or securities markets. Each Portfolio, except the International Equity Portfolio, is subject to restrictions on the amount of its assets that may be invested in foreign securities. See "Other Investment Restrictions."

   Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock or bond markets that do not move in a manner parallel to U.S. markets. If a Portfolio's portfolio securities are held abroad, the countries in which such securities may be held and the sub-custodians holding them must be approved by the Portfolio's Board of Directors under applicable rules of the Securities and Exchange Commission ("SEC"). In buying foreign securities, a Portfolio may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

   "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments, that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American depository receipts, or that are listed on a U.S. securities exchange, or are traded in the U.S.

over-the-counter market are not considered "foreign securities" for purposes of a Portfolio's investment allocations, because they are not subject to many of the special considerations and risks (discussed below) that apply to foreign securities traded and held abroad.

   Investing in foreign securities, and in particular in securities in emerging countries, involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. These include: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity in foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits against foreign issuers; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries, and in particular emerging countries, of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

   A Portfolio's investment income or, in some cases, capital gains from foreign issuers may be subject to foreign withholding or other foreign taxes, thereby reducing a Portfolio's net investment income and/or net realized capital gains.

   DEBT SECURITIES (ALL PORTFOLIOS). All debt securities are subject to two types of risks: credit risk and interest rate risk (these are in addition to other investment risks that may affect a particular security).

   CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds.

   INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates.

An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of those securities used to compute a Portfolio's net asset values.

   HIGH YIELD SECURITIES. Each Portfolio (other than Money Market Portfolio and Government Securities Portfolio) may invest in high-yield/high risk securities (commonly called junk bonds).

   The Manager does not rely on credit ratings assigned by rating agencies in assessing investment opportunities in debt securities. Ratings by credit agencies assess safety of principal and interest payments and do not reflect market risks. In addition, ratings by credit agencies may not be changed by the agencies in a timely manner to reflect subsequent economic events. By carefully selecting individual issues and diversifying portfolio holdings by industry sector and issuer, the Manager believes that the risk of the Portfolio holding defaulted lower grade securities can be reduced. Emphasis on credit risk management involves the Manager's own internal analysis to determine the debt service capability, financial flexibility and liquidity of an issuer, as well as the fundamental trends and outlook for the issuer and its industry. The Manager's rating helps it determine the attractiveness of specific issues relative to the valuation by the market place of similarly rated credits.

   Risks of high yield securities include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates which may cause the Portfolio to invest premature redemption proceeds in lower yielding portfolio securities, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, there have been several Congressional attempts to limit the use of tax and other advantages of high yield bonds which, if enacted, could adversely affect the value of these securities and the net asset value of a Portfolio. For example, federally-insured savings and loan associations have been required to divest their investments in high yield bonds.

   U.S. GOVERNMENT SECURITIES (ALL PORTFOLIOS). U.S. Government Securities are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, and include "zero coupon" Treasury securities.

   U.S. TREASURY OBLIGATIONS. These include Treasury Bills (which have maturities of one year or less when issued), Treasury Notes (which have maturities of one to ten years when issued) and Treasury Bonds (which have maturities generally greater than ten years when issued). U.S. Treasury obligations are backed by the full faith and credit of the United States.

   U.S. GOVERNMENT AND AGENCY. U.S. Government Securities are debt obligations issued by or guaranteed by the United States government or any of its agencies or instrumentalities. Some of these obligations, including U.S. Treasury notes and bonds, and mortgage-backed securities (referred to as "Ginnie Maes") guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, which means that the government pledges to use its taxing power to repay the debt. Other U.S. Government Securities issued or guaranteed by Federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. They may include obligations supported by the ability of the issuer to borrow from the U.S. Treasury. However, the Treasury is not under a legal obligation to make a loan. Examples of these are obligations of Federal Home Loan Mortgage Corporation (those securities are often called "Freddie Macs"). Other obligations are supported by the credit of the instrumentality, such as Federal National Mortgage Association bonds (these securities are often called "Fannie Maes").

   GNMA CERTIFICATES. Certificates of Government National Mortgage Association ("GNMA") are mortgaged-backed securities of GNMA that evidence an undivided interest in a pool or pools of mortgages ("GNMA Certificates"). The GNMA Certificates that a Portfolio may purchase may be of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payments.

   The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

   The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GMNA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

   FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

   FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through certificates ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

   GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

   MORTGAGE-BACKED SECURITY ROLLS. The Income Portfolio, Government Securities Portfolio and Total Return Portfolio may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, which is considered to be a borrowing by a Portfolio, a Portfolio will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity, (ii) the possibility that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the possibility that the market value of the securities sold by a Portfolio may decline below the price at which the Portfolio is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, a Portfolio will be required to place cash, U.S. Government Securities or other high-grade debt securities in a segregated account with its Custodian in an amount equal to its obligation under the roll.

   ZERO COUPON SECURITIES AND DEFERRED INTEREST BONDS. The Portfolio may invest in zero coupon securities and deferred interest bonds issued by the U.S. Treasury or by private issuers such as domestic or foreign corporations. Zero coupon U.S. Treasury securities include: (1) U.S. Treasury bills without interest coupons, (2) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and (3) receipts or certificates representing interest in such stripped debt obligations or coupons. Zero coupon securities and deferred interest bonds usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. An additional risk of private-issuer zero coupon securities and deferred interest bonds is the credit risk that the issuer will be unable to make payment at maturity of the obligation.

   While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. With zero coupon securities, however, the lack of periodic interest payments means that the interest rate is "licked in" and the investor avoids the risk of having to reinvest periodic interest payments in securities having lower rates.

   Because a Portfolio accrues taxable income from zero coupon and deferred interest securities without receiving cash, a Portfolio may be required to sell portfolio securities in order to pay dividends or redemption proceeds for its shares, which require the payment of cash. This will depend on several factors: the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of a Portfolio, and the amount of cash income a Portfolio receives from other investments and the sale of shares. In either case, cash distributed or held by a Portfolio that is not reinvested by investors in additional Portfolio shares will hinder a Portfolio from seeking current income.

   MORTGAGE-BACKED SECURITIES (ALL PORTFOLIOS). These securities represent participation interests in pools of residential mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which the Portfolios may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrower from the U.S. Government (e.g., obligations of Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself. Those guarantees do not extend to the value of or yield of the mortgage-backed securities themselves or to the net asset value of a Portfolio's shares.

   Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loans associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." such credit enhancements fall generally into two categories; (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, though various means of structuring the transaction or through a combination of such approaches.

   The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment of experience of a pool of mortgage loans may cause the yield realized by a Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

   Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the value of other debt securities rise, because of the prepayment feature of pass-through securities. A Portfolio's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of such Portfolio. Monthly interest payments received by a Portfolio have a compounding effect which may increase the yield to the Portfolio more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. A Portfolio may purchase mortgage-backed securities at par, at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

   Mortgage-backed securities may be less effective than debt obligations of similar maturity at maintaining yields during periods of declining interest rates. As new types of mortgage-related securities are developed and offered to investors, the Manager will, subject to the direction of the Board of Directors and consistent with a Portfolio's investment objective and policies, consider making investments in such new types of mortgage-related securities.

   "STRIPPED" MORTGAGE-BACKED SECURITIES. The Government Securities Portfolio, Income Portfolio, Total Return Portfolio and each LifeSpan Portfolio may invest in "stripped" mortgage-backed securities, in which the principal and interest portions of the security are separated and sold. Stripped mortgage-backed securities usually have at least two classes each of which receives different proportions of interest and principal distributions on the underlying pool of mortgage assets. One common variety of stripped mortgage-backed security has one class that receives some of the interest and most of the principal, while the other class receives most of the interest and remainder of the principal. In some cases, one class will receive all of the interest (the ""interest-only" or "IO" class), while the other class will receive all of the principal (the "principal-only" or "PO" class). Interest only securities are extremely sensitive to interest rate changes, and prepayments of principal on the underlying mortgage assets. An increase in principal payments or prepayments will reduce the income available to the IO security. In accordance with a requirement imposed by the staff of the SEC, the Manager or the relevant Subadviser will consider privately-issued fixed rate IOs and POs to be illiquid securities for purposes of a Portfolio's limitation on investments in illiquid securities. Unless the Manager or the relevant Subadviser, acting pursuant to guidelines and standards established by the Board of Directors, determines that a particular government-issued fixed rate IO or PO is liquid, management will also consider these IOs and POs to be illiquid. In other types of CMOs, the underlying principal payments may apply to various classes in a particular order, and therefore the value of certain classes or "tranches" of such securities may be more volatile than the value of the pool as a whole, and losses may be more severe that on other classes.

   CUSTODIAL RECEIPTS. Each of the Portfolios may acquire U.S. Government Securities and their unmatured interest coupons that have been separated (stripped) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government Securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (TIGRs) and Certificate of Accrual on Treasury Securities
(CATS). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these Certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government Securities for federal tax and securities purposes. In the case of CATS and TIGRs, the IRs has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Portfolios. CATS and TIGRs are not considered U.S. Government Securities by the Staff of the SEC, however. Further, the IRS' conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Portfolios. The Company is not aware of any binding legislative, judicial or administrative authority on this issue.

   COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS ("CMOs"). Government Securities Portfolio, Income Portfolio, Total Return Portfolio and each of the LifeSpan Portfolios may invest in collateralized mortgage obligations ("CMOs"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof, either the U.S. Government, a U.S. Government instrumentality, or a private issuer, which may be a domestic or foreign corporation. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgage generally are made to the trustee under the indenture. Payments or principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will not be sufficient collateral to secure CMOs that remain outstanding.

   ASSET-BACKED SECURITIES. Income Portfolio, Government Securities Portfolio, Total Return Portfolio and each Life Span Portfolio may purchase asset-back securities. The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, a Portfolio would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for the prepayments of a pool of mortgage loans underlying mortgage-backed securities.

   COMMERCIAL PAPER (ALL PORTFOLIOS). Each Portfolio may purchase commercial paper for temporary defensive purposes as described in the Prospectus. In addition, a Portfolio may invest in variable amount master demand notes and floating rate notes as follows:

   VARIABLE AMOUNT MASTER DEMAND NOTES. Master demand notes are corporate obligations which permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. They permit daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, a Portfolio's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand. A Portfolio has no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by a Portfolio in illiquid securities, described in the Prospectus. The Manager and relevant Subadviser will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand.

   FLOATING RATE/VARIABLE RATE NOTES. Some of the notes a Portfolio may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other support arrangements. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a Portfolio's investment quality standards relating to investments in bank obligations. A Portfolio will invest in variable and floating rate instruments only when the Manager or relevant Subadviser deems the investment to meet the investment guidelines applicable to a Portfolio. The Manager or relevant Subadviser will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Portfolio should continue to hold the investments.

   The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Portfolio could suffer a loss if the issuer defaults or during periods in which the Portfolio is not entitled to exercise its demand rights.

   Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days.

   BANK OBLIGATIONS AND INSTRUMENTS SECURED THEREBY (ALL PORTFOLIOS). The bank obligations a Portfolio may invest in include time deposits, certificates of deposit, and bankers' acceptances if they are: (i) obligations of a domestic bank with total assets of at least $1 billion or (ii) obligations of a foreign bank with total assets of at least U.S. $1 billion. A Portfolio may also invest in instruments secured by such obligations (e.g., debt which is guaranteed by the bank). For purposes of this section, the term "bank" includes commercial banks, savings banks, and savings and loan associations which may or may not be members of the Federal Deposit Insurance Corporation.

   Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate, whether or not subject to withdrawal penalties. However, time deposits that are subject to withdrawal penalties, other than those maturing in seven days or less, are subject to the limitation on investments by a Portfolio in illiquid investments, set forth in the Prospectus under "Illiquid and Restricted Securities."

   Banker's acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed "accepted" when a bank guarantees their payment at maturity.

   EQUITY SECURITIES (ALL PORTFOLIOS EXCEPT MONEY MARKET PORTFOLIO). Additional information about some of the types of equity securities a Portfolio may invest in is provided below.

   CONVERTIBLE SECURITIES. Each Portfolio (other than Money Market Portfolio, Income Portfolio and Government Securities Portfolio) may invest in convertible securities. While convertible securities are a form of debt security in many cases, their conversions feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, any rating assigned to the security has less impact on the Manager's or relevant Subadviser's investment decision with respect to convertible securities than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager or relevant Subadviser examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of converting the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

   WARRANTS AND RIGHTS. Each Portfolio (other than Money Market Portfolio and Government Securities Portfolio) may purchase warrants. Warrants are options to purchase equity securities at set prices valid for a specified period of time. The prices of warrants do not necessarily move in a manner parallel to the prices of the underlying securities. The price a Portfolio pays for a warrant will be lost unless the warrant is exercised prior to its expiration. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

   PREFERRED STOCK (ALL PORTFOLIOS EXCEPT MONEY MARKET PORTFOLIO AND GOVERNMENT SECURITIES PORTFOLIO). Each of the Portfolios (other than the Money Market Portfolio and the Government Securities Portfolio), subject to its investment objective, may purchase preferred stock. Preferred stocks are equity securities, but possess certain attributes of debt securities and are generally considered fixed income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stocks. However, preferred stocks are equity securities in that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

   HEDGING (ALL PORTFOLIOS EXCEPT MONEY MARKET PORTFOLIO). Consistent with the limitations set forth in the Prospectus and below, each Portfolio may employ one or more of the types of hedging instruments described below. In the future, a Portfolio may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Portfolio's investment objective, legally permissible and adequately disclosed.

   OPTIONS ON SECURITIES, SECURITIES INDICES AND FOREIGN CURRENCIES. Each Portfolio (other than the Money Market Portfolio) may write covered call options. In addition, the Government securities Portfolio and the International Equities

Portfolio may purchase covered call options. Such options may relate to particular U.S. or non-U.S. securities, to various U.S. or non-U.S. stock indices or to U.S. or non-U.S. currencies. To the extent that a Portfolio engages in options transactions, the Portfolio may purchase and write call options which are issued by the Options Clearing Corporation (the "OCC") or which are traded on U.S. and non-U.S. exchanges. The International Equity Portfolio may purchase options on currency in the over-the-counter markets ("OTC Markets").

   WRITING COVERED CALLS. When a Portfolio writes a call on a security, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio retains the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

   To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Portfolio are taxable as ordinary income. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

   PURCHASING COVERED CALLS. When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on indices or futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When a Portfolio purchases a call on a securities index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Portfolio. In purchasing a call, a Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.

   Calls on broadly-based indices or futures are similar to calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When a Portfolio buys a call on an index or future, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the index or future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of difference. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

   An option position may be closed only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. A Portfolio may pay a brokerage commission each time it buys a call, sells a call, or buys or sells an underlying investment in connection with the exercise of a call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

   FUTURES CONTRACTS AND RELATED OPTIONS. To hedge against changes in interest rates, securities prices or currency exchange rates, each Portfolio (other than the Money Market Portfolio) may, subject to its investment objectives and policies, purchase and sell various kinds of futures contracts and write covered call options on such contracts. The International Equity Portfolio and the Government Securities Portfolio may purchase and sell call and put options on any of such futures contracts. A Portfolio may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The Government Securities Portfolio, the Total Return Portfolio, the International Equity Portfolio and the Growth Portfolio may purchase and sell stock index futures contracts; and the Government Securities Portfolio, the Income Portfolio, the Total Return Portfolio and International Equity Portfolio may purchase and sell interest rate future contracts. In addition, each Portfolio that may invest in securities that are denominated in a foreign currency may purchase and sell futures on currencies and the International Equity Portfolio may purchase and sell options on such futures. A Portfolio will engage in futures and related options transactions only for bona fide hedging purposes as defined in regulations promulgated by the CFTC. All futures contracts entered into by the Portfolios are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC.

   A Portfolio may buy and sell futures contracts on interest rates ("Interest Rate Futures"). No price is paid or received upon the purchase or sale of an Interest Rate Future. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price. That obligation may be satisfied by actual delivery of the debt security or by entering into an offsetting contract.

   The Portfolio may buy and sell futures contracts related to financial indices (a "Financial Future"). A financial index assigns relative values to the securities included in the index and fluctuates with the changes in the market value of those securities. Financial indices cannot be purchased or sold directly. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by a Portfolio on the purchase or sale of a Financial Future.

   Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with a Portfolio's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although Financial Futures and Interest Rate Futures by their terms call for settlement by delivery cash or securities, respectively, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

   OPTIONS ON FUTURES CONTRACTS. The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Portfolio's assets. By writing a call option, a Portfolio becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Portfolio intends to purchase. However, a Portfolio becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a Portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Portfolios will incur transaction costs in connection with the writing of options on futures.

   The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is not guarantee that such closing transactions can be effected. The Portfolios' ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

   The Portfolios may use options on futures contracts solely for bona fide hedging purposes as described below.

   FORWARD CONTRACTS. Each Portfolio (other than the Money Market Portfolio and the Government Securities Portfolio) may enter into foreign currency exchange contracts ("Forward Contracts") for hedging and non-hedging purposes. A forward currency exchange contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. A Portfolio generally will not enter into a forward currency exchange contract with a term of greater than one year. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

   A Portfolio may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

   A Portfolio may enter into Forward Contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receipt of dividend payments in a foreign currency, a Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

   A Portfolio may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency, or when it believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio is denominated ("cross hedge").

   A Portfolio will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a fund to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency. A Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. As an alternative, a LifeSpan

Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or a LifeSpan Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the Securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

     At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, a Portfolio, may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A The Income Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

     INTEREST RATE SWAP TRANSACTIONS. All Portfolios may enter into swap transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Portfolio under a swap agreement will have been greater than those received by them. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, a Portfolio's loss will consist of the net amount of contractual interest payments that the Portfolio has not yet received. The Manager or relevant Subadviser will monitor the creditworthiness of counterparties to the Portfolio's interest rate swap transactions on an ongoing basis.

     A Portfolio will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Portfolio and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. However, the staff of the SEC takes the position that swaps, caps and floors are illiquid investments that are subject to a limitation on such investments.

     ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USES. A Portfolio's Custodian, or a securities depository acting for the Custodian, will act as a Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which a Portfolio has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities covering a call on the expiration of the option or upon a Portfolio entering into a closing purchase transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

     When International Equity Portfolio writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Portfolio would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option "is in-the-money"). When International Equity Portfolio writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by them. The SEC is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

     REGULATORY ASPECTS OF HEDGING INSTRUMENTS. The Portfolios are required to operate within certain guidelines and restrictions with respect to their use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Portfolios are excluded from registration as a "commodity pool operator" if they comply with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Portfolios' assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule a Portfolio must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Portfolios' net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

     Transactions in options by the Portfolios are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges through one or more or brokers. Thus, the number of options which the Portfolios may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act of 1940 (the "Investment Company Act"), when the Portfolios purchase a Future, the Portfolios will maintain, in a segregated account or accounts with their Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     TAX ASPECTS OF COVERED CALLS AND HEDGING INSTRUMENTS. Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code. That qualification enables a Portfolio to "pass through" its income and realized capital gains to shareholders without the Portfolio having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders will be taxed on the dividends and capital gains they receive from the Portfolio. One of the tests for a Portfolio's qualification is that less than 30% of its gross income (irrespective of losses) must be derived from gains realized on the sale of securities held for less than three months. To comply with that 30% cap, a Portfolio will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Portfolio; (ii) purchasing calls or puts which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by a Portfolio for less than three months; or (v) writing calls on investments held for less than three months.

     RISKS OF HEDGING WITH OPTIONS AND FUTURES. In addition to the risks with respect to hedging discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against a decline in value of a Portfolio's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Portfolio's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

   PORTFOLIO TURNOVER. Each Portfolio's particular portfolio securities may be changed without regard to the holding period of these securities (subject to certain tax restrictions), when the Manager or respective Subadviser deems that this action will help achieve the Portfolio's objective given a change in an issuer's operations or changes in general market conditions. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Portfolios do not generally intend to invest for the purpose of seeking short-term profits. Variations in portfolio turnover rate from year to year reflect the investment discipline applied to the particular Portfolio and do not generally reflect trading for short-term profits.

OTHER INVESTMENT RESTRICTIONS

   A.   FUNDAMENTAL INVESTMENT RESTRICTIONS

   Each Portfolio has adopted the following fundamental investment restrictions. Each Portfolio's most significant investment restrictions are also set forth in the Prospectus. Fundamental policies cannot be changed without the vote of a "majority" of a Portfolio's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares.

   With respect to each Panorama Portfolio, the Company does not issue senior securities; in addition, except as noted, each Panorama Portfolio may not:

1. (a) Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities (other than U.S. Government agency securities) of any one issuer (including repurchase agreements with any one bank); and (b) purchase more than either (i) 10% of the principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies, bank money instruments or bank repurchase agreements. (This Restriction is not applicable to the Government Securities Portfolio.

2. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmissions, electric and telephone each will be considered a separate industry for purposes of this restriction; provided that this limitation shall not apply to the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by domestic banks and bankers' acceptances. (This Restriction is not applicable to the International Equity Portfolio or the Government Securities Portfolio).

3. Alone, or together with any other Portfolio or Portfolios, make investments for the purpose of exercising control over, or management of, any issuer.

4. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission profit, other than customary broker's commission, is involved, and only if immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities.

5. Purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts or real estate, except that the Government Securities Portfolio, the Income Portfolio, the Total Return Portfolio, the International Equity Portfolio and the Growth Portfolio each may: (1) purchase securities of issuers which invest or deal in any of the above and (2) invest for hedging purposes in futures contracts on securities, financial instruments and indices, and foreign currency, as are approved for trading on a registered exchange.

The International Equity Portfolio may also invest in options on foreign futures contracts on securities, financial instruments and indices and foreign currency.

6. Purchase any securities on margin (except that the Company may obtain such short term credits as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position. The deposit or payment by a Portfolio of initial or maintenance margin in connection with futures contracts or related options translations is not considered the purchase of a security on margin.

7. Make loans, except that the Portfolio (1) may lend portfolio securities in accordance with the Portfolio's investment policies up to 33 1/3% of the Portfolio's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

8. Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes; or make investments in portfolio securities while its outstanding borrowings exceed 5% of its total assets.

9. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Portfolio except as may be necessary in connection with borrowings mentioned in (8) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of such Portfolio's total assets, taken at market value at the time thereof. In order to comply with certain state statutes, such Portfolio will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of the value of pledged securities plus the maximum sales charge will exceed 10% of the value of such Portfolio's shares at the maximum offering price. The deposit of cash as equivalents and liquid debt securities in a segregated account with the custodian and/or with a broker in connection with futures contracts or related options transactions and the purchase of securities on a "when-issued" basis is not deemed to be a pledge.

10. Underwrite securities of other issuers except insofar as the Portfolio may be deemed an underwriter under the 1933 Act in selling portfolio securities.

11. Write, purchase or sell puts, calls or combinations thereof, except that the Total Return Portfolio, the Income Portfolio and the Growth Portfolio may write covered call options and engage in closing purchase transactions. (This restriction is not applicable to the Government Securities Portfolio or to the International Equity Portfolio.)

12. Invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value at the time of the investment, would be invested in such securities. However, up to 25% of the total assets of such Portfolio may be invested in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange (the "Exchange"). (This restriction is not applicable to the International Equity Portfolio.)

     The LifeSpan Portfolios each may not:

1. Issue senior securities, except as permitted by paragraphs 2, 3, 6 and 7 below. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments and repurchase agreements entered into in accordance with the Account's investment policies, are not deemed to be senior securities.

2. Purchase any securities on margin (except that the Company may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position. The deposit or payment by the Portfolio of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

3.   Borrow money, except for emergency or extraordinary purposes including
(i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) taken at market value, (ii) in connection with the redemption of Portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; and (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, but only if after each such borrowing there is asset coverage of at least 300% as defined in the Investment Company Act. For purposes of this investment restriction, reverse repurchase agreements, mortgage dollar rolls, short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

4. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter for purposes of the 1933 Act.

5. Purchase or sell real estate except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

6. Invest in commodities, except the Portfolio may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's investment policies.

7. Make loans, except that the Portfolio (1) may lend portfolio securities in accordance with the Portfolio's investment policies up to 33 1/3% of the Portfolio's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed bonds, debentures or other similar obligations.

8. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

9. With respect to 75% of total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:

     (a) such purchase would cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or

     (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

     B.   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following restrictions are designated as non-fundamental and may be changed by the Board of Directors without the approval of shareholders.

     The LifeSpan Portfolios each may not:

(1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Portfolio's total assets taken at market value. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

(2) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Manager or the relevant Subadvisers to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(3) Purchase or retain securities of an issuer if one or more of the Directors or officers of the Company or directors or officers of the Manager or any Subadviser or any investment management subsidiary of the Manager or any Subadviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

(4) Purchase a security if, as a result, (i) more than 10% of the Portfolio's assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Portfolio or (iii) more than 5% of the Portfolio's assets would be invested in any one such investment company. The Portfolio will not purchase the securities of any open-end investment company except when such purchase is part of a plan of merger, consolidation, reorganization or purchase of substantially all of the assets of any other investment company, or purchase the securities of any closed-end investment company except in the open market where no commission or profit to a sponsor or dealer results from the purchase, other than customary brokerage fees. The Portfolio has no current intention of investing in other investment companies.

(5) Invest more than 15% of total assets in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

(6) Invest more than 5% of total assets in securities of any issuer which, together with its predecessors, has been in operation for less than three years.

(7) Invest in securities which are illiquid if, as a result, more than 15% of its net assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, certain restricted securities, purchased OTC options, certain assets used to cover written OTC options, and privately issued stripped mortgage-backed securities.

(8) Purchase securities while outstanding borrowings exceed 5% of the Portfolio's total assets.

(9)  Invest in real estate limited partnership interests.

(10) Purchase warrants of any issuer, if, as a result of such purchase, more than 2% of the value of the Portfolio's total assets would be invested in warrants which are not listed on an exchange or more than 5% of the value of the total assets of the Portfolio would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Portfolio in units with or attached to debt securities shall be deemed to be without value.

(11) Purchase interests in oil, gas, or other mineral exploration programs or mineral leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals.

(12) Write covered call or put options with respect to more than 25% of the value of its total assets, invest more than 25% of its total assets in protective put options or invest more than 5% of its total assets in puts, calls, spreads or straddles, or any combination thereof, other than protective put options. The aggregate value of premiums paid on all options, other than protective put options, held by the Portfolio at any time will not exceed 20% of the Portfolio's total assets.

(13) Invest for the purpose of exercising control over or management of any company.

     For purposes of a Portfolios' policy not to concentrate their assets, described above in Restriction (2) for the Panorama Portfolios and Restriction (8) for the LifeSpan Portfolios, the

Portfolios have adopted the industry classifications set forth in the Appendix to this Statement of Additional Information. This is not a fundamental policy.

     The percentage restrictions described above and in the Prospectus are applicable only at the time of investment and require no action by a Portfolio as a result of subsequent changes in value of the investments or the size of a Portfolio.

     In order to permit the sale of shares of the Portfolios in certain states, the Board of Directors may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Board of Directors determine that any such more restrictive policy is no longer in the best interest of a Portfolio and its shareholders, the Portfolio may cease offering shares in the state involved and the Board of Directors may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board of Directors may, in its sole discretion, revoke such policy.

HOW THE PORTFOLIOS ARE MANAGED

ORGANIZATION AND HISTORY. The Company was incorporated in Maryland on August 17, 1981. Prior to May 1, 1996, the Company was named Connecticut Mutual Financial Services Series Fund I, Inc.

     As a Maryland corporation, the Portfolios are not required to hold, and do not plan to hold, regular annual meetings of shareholders. The Portfolios will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Directors or upon proper request of the shareholders. The Directors will call a meeting of shareholders to vote on the removal of a Director upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Directors receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Company valued at $25,000 or more or holding at least 1% of the Company's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Director, the Directors will then either make each Portfolio's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Directors may take such other action as set forth under Section 16(c) of the Investment Company Act.

DIRECTORS AND OFFICERS OF THE COMPANY. The Portfolios' Directors and officers and their principal occupations and business affiliations during the past five years are listed below. All of the Directors are also trustees, directors or managing general partners of Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer International Bond Fund, Oppenheimer Cash Reserves, Oppenheimer Tax-Exempt Fund, The New York Tax-Exempt Income Fund, Inc., Oppenheimer Champion Income Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Strategic Funds Trust, Oppenheimer Integrity Funds, Oppenheimer Strategic Income & Growth Fund, and Oppenheimer Variable Account Funds; as well as the following "Centennial Funds": Daily Cash Accumulation Fund, Inc., Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial America Fund, L.P. (all of the foregoing funds are collectively referred to as the "Denver-based Oppenheimer funds") except for Mr. Fossel, who is a Trustee, Director or Managing General Partner of all the Denver-based Oppenheimer funds except Oppenheimer Bond Fund and Oppenheimer Strategic Funds Trust.

ROBERT G. AVIS, DIRECTOR*; AGE 64
One North Jefferson Avenue, St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

WILLIAM A. BAKER, DIRECTOR; AGE 81
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

CHARLES CONRAD, JR., DIRECTOR; AGE 65
19411 Marion Circle, Huntington Beach, California 92648
Vice President of McDonnell Douglas Space Systems Co.; formerly associated with the National Aeronautics and Space Administration.

RAYMOND J. KALINOWSKI, DIRECTOR; AGE 66
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International Inc.; formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.


--------------------
* A Director who is an "interested person" of the Portfolios as defined in the Investment Company Act.

C. HOWARD KAST, DIRECTOR; AGE 74
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm)

ROBERT M. KIRCHNER, DIRECTOR; 74
7500 East Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

NED M. STEEL, DIRECTOR; AGE 80
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; Director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a director of Van Gilder Insurance Corp. (insurance brokers).

JAMES C. SWAIN, CHAIRMAN AND DIRECTOR;* AGE 62
3410 South Galena Street, Denver, Colorado 80231
Vice Chairman and a Director of the Manager; President and a Director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"); formerly Chairman of the Board of SSI.

BRIDGET A. MACASKILL, PRESIDENT; AGE: 47
President, Chief Executive Officer and a Director of the Manager; Chairman and a Director of Shareholder Services, Inc.; Vice President and a Director of Oppenheimer Acquisition Corp.; a Director of HarbourView Asset Management Corporation, a subsidiary of the Manager, and of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; formerly an Executive Vice President of the Manager.

ANDREW J. DONOHUE, VICE PRESIDENT; AGE 45
Executive Vice President and General Counsel of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; formerly a partner in Kraft & McManimon (a law firm), prior to which he was an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

GEORGE C. BOWEN, VICE PRESIDENT, SECRETARY AND TREASURER; AGE 59
3410 South Galena Street Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

DAVID ROSENBERG, VICE PRESIDENT AND PORTFOLIO MANAGER; AGE 37
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager; an officer of other OppenheimerFunds; formerly an officer and portfolio manager for Delaware Investment Advisors and for one of its mutual funds.

ROBERT G. ZACK, ASSISTANT SECRETARY; AGE 47
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

ROBERT BISHOP, ASSISTANT TREASURER; AGE 37
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

SCOTT FARRAR, ASSISTANT TREASURER; AGE 30
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, (and previously a Senior Fund Accountant for State Street Bank & Trust Company.)

   REMUNERATION OF DIRECTORS. The officers of the Portfolios are affiliated with the Manager; they and the Directors of the Portfolios who are affiliated with the Manager receive no salary or fee from the Portfolios. The chart below sets forth the fees paid by each Portfolio to its Directors and certain other information for the fiscal year ended December 31, 1995**:



_____________________

** Effective May 31, 1996, each of the individuals listed in the table below resigned their position as a Director of the Company.

                                     RICHARD M.       DONALD E. A.       RICHARD W.      BEVERLY L.     DONALD H.     DAVID E.
                                        AYERS           CARSON            GREENE          HAMILTON      POND, JR.     SAMS, JR.
                                     ----------       ------------      -----------      ----------     ---------     ---------
COMPENSATION RECEIVED FROM
EACH PORTFOLIO

- MONEY MARKET PORTFOLIO             $   480           $    500           $   575         $   490        $  -0-        $   -0-

- GOVERNMENT SECURITIES PORTFOLIO        334                344               398             340           -0-            -0-

- INCOME PORTFOLIO                       638                673               769             655           -0-            -0-

- TOTAL RETURN PORTFOLIO               3,473              3,778             4,280           3,625           -0-            -0-

- GROWTH PORTFOLIO                     1,418              1,533             1,743           1,475           -0-            -0-

- INTERNATIONAL EQUITY PORTFOLIO         407                422               485             415           -0-            -0-

- LIFESPAN INCOME PORTFOLIO              -0-                -0-               -0-             -0-           -0-            -0-

- LIFESPAN BALANCED PORTFOLIO            -0-                -0-               -0-             -0-           -0-            -0-

- LIFESPAN GROWTH PORTFOLIO              -0-                -0-               -0-             -0-           -0-            -0-


                                     RICHARD M.       DONALD E. A.       RICHARD W.      BEVERLY L.     DONALD H.     DAVID E.
                                        AYERS           CARSON            GREENE          HAMILTON      POND, JR.     SAMS, JR.
                                     ----------       ------------      -----------      ----------     ---------     ---------
PENSION OR RETIREMENT
BENEFITS ACCRUED AS A
PORTFOLIO EXPENSE

- MONEY MARKET PORTFOLIO               $  -0-             $  -0-           $  -0-          $  -0-         $  -0-        $  -0-

- GOVERNMENT SECURITIES PORTFOLIO         -0-                -0-              -0-             -0-            -0-           -0-

- INCOME PORTFOLIO                        -0-                -0-              -0-             -0-            -0-           -0-

- TOTAL RETURN PORTFOLIO                  -0-                -0-              -0-             -0-            -0-           -0-

- GROWTH PORTFOLIO                        -0-                -0-              -0-             -0-            -0-           -0-

- LIFESPAN INCOME PORTFOLIO               -0-                -0-              -0-             -0-            -0-           -0-

- LIFESPAN BALANCED PORTFOLIO             -0-                -0-              -0-             -0-            -0-           -0-

- LIFESPAN GROWTH PORTFOLIO               -0-                -0-              -0-             -0-            -0-           -0-

TOTAL COMPENSATION FROM COMPANY AND
COMPLEX PAID TO THE DIRECTORS**        13,500             14,500           16,500          14,000            -0-           -0-


   As of December 31, 1995, the Directors and officers of the Company as a group owned of record or beneficially less than 1% of the outstanding shares of the Company.

MAJOR SHAREHOLDERS.  As of January 31, 1995, Connecticut Mutual Life
Insurance Company ("CML") and its affiliates (and not on behalf of any separate account) owned shares of certain accounts as follows: Government Securities Portfolio (6,252,755 shares) (12% of shares outstanding) and International Equity Portfolio (5,700,930 shares) (14% of shares outstanding). As of such date, CML owned 100% of the outstanding shares of each LifeSpan Portfolio. CML is incorporated under the laws of the State of Connecticut. CML and
_______________________________

**   As of the calendar year ended December 31, 1995, there were 22 investment companies in the Complex (including the Portfolios).

its affiliates are deemed to be controlling persons of any Portfolio of the Company of which they own more than 25% of the shares outstanding. As such, the exercise by CML and its affiliates of their voting rights may diminish the voting power of other shareholders. As of December 31, 1995, no other shareholder of the Company owns of record or beneficially 5% or more of the shares outstanding of any Portfolio. Effective March 1, 1996, Massachusetts Mutual Life Insurance Company, a Massachusetts corporation, acquired CML's interests in the Portfolios.

THE MANAGER, THE SUBADVISORS AND THEIR AFFILIATES. The Manager is wholly-owned by Oppenheimer Acquisition Corporation ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Portfolios, and two of whom (Mr. Jon S. Fossel and Mr. James C. Swain) serve as Directors of the Portfolios.

   The Manager and the Portfolios have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of a Portfolio's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

   THE INVESTMENT ADVISORY AGREEMENTS. Each Portfolio has entered into an Investment Advisory Agreement with the Manager. The investment advisory agreement between the Manager and each Portfolio requires the Manager, at its expense, to provide each Portfolio with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for each Portfolio, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for the continuous public sale of shares of each Portfolio.

   Expenses not expressly assumed by the Manager under an advisory agreement or by the Distributor under a Distribution Agreement (defined below) are paid by the relevant Portfolio. The advisory agreement lists examples of expenses to be paid by a Portfolio, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Directors, legal, and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation.

   The advisory fees paid by the Portfolios to G.R. Phelps & Co., the Portfolios' prior investment advisor, for the last three fiscal years were:


                                       1993              1994           1995
                                    ----------        ----------     ----------
Money Market Portfolio              $  274,197        $  298,013     $  337,460

Government Securities Portfolio     $   71,274        $  110,313     $  630,695

Income Portfolio                    $  585,385        $  644,104     $  117,370

Total Return Portfolio              $2,817,177        $3,672,463     $4,780,963

Growth Portfolio                    $  821,666        $1,249,284     $1,890,963

International Equity Portfolio      $   12,881        $  269,195     $  347,740

LifeSpan Balanced Portfolio         $        0        $        0     $   96,385

Capital Appreciation Portfolio      $        0        $        0     $   72,333

Diversified Income Portfolio        $        0        $        0     $   51,050

Total All Portfolios                $4,582,580        $6,243,372     $8,324,959
                                    ----------        ----------     ----------
                                    ----------        ----------     ----------

   Under each advisory agreement, the Manager has undertaken that if the total expenses of a Portfolio in any fiscal year should exceed the most stringent state regulatory requirements on expense limitations applicable to a Portfolio, the Manager's compensation under the advisory agreement will be reduced by the amount of such excess. For the purpose of such calculation, there shall be excluded any expense born directly or indirectly by a Portfolio which is permitted to be excluded from the computation of such limitation by such statute or state regulatory authority. At present, that limitation is imposed by California, and limits expenses (with specific exclusions) to 2.5% of the first $30 million of average net assets, 2% of the next $70 million of average net asset and 1.5% of average net assets in excess of $100 million. Any assumption of a Portfolio's expenses under this limitation would lower a Portfolio's overall expense ratio and increase its total return during any period in which expenses are limited.

   The advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from any good faith errors or omissions in connection with any matters to which the Agreement relates. Each advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment activities. If the Manager shall no longer act as investment adviser to the Portfolios, the right of the Portfolios to use the name "Oppenheimer" as part of their corporate names may be withdrawn.

     Babson-Stewart, One Memorial Drive, Cambridge, Massachusetts 02142, is a Massachusetts general partnership and a registered investment adviser and was originally established in 1987. The general partners of Babson-Stewart are David L. Babson & Co., which is an indirect subsidiary of Massachusetts Life Insurance Company, and Stewart Ivory & Co. (International), Ltd. As of September 30, 1995, Babson-Stewart had approximately $917 million in assets under management. BEA Associates, Citicorp Center, 153 E. 53rd Street, 57th Floor, New York, NY 10022, is a partnership between Credit Suisse Capital Corporation and BEA Associate's employee shareholders. BEA Associates has been providing domestic and global fixed income and equity investment management services for institutional clients and mutual funds since 1984 and, together with its global affiliate, had $28.9 billion in assets under management as of June 30, 1995. Pilgrim, 1255 Drummers Lane, Wayne, Pennsylvania 19087, was established in 1982 to provide specialized equity management for institutional investors. Pilgrim is a Delaware corporation and a wholly owned subsidiary of United Asset Management Corporation. As of May 31, 1995, Pilgrim had over $4 billion in assets under management.

     THE INVESTMENT SUBADVISORY AGREEMENTS. With respect to the International Equity Portfolio and the international Component for Capital Appreciation Portfolio and LifeSpan balanced Portfolio, the Manager has entered into investment subadvisory agreements with Babson-Stewart. With respect to the small cap Component of each LifeSpan Portfolio, the Manager has entered into investment subadvisory agreements with Pilgrim. With respect to the high yield/high risk bond Component for each LifeSpan Portfolio, the Manager has entered into investment subadvisory agreements with BEA Associates. Under the respective investment subadvisory agreement, the corresponding Subadviser, subject to the review of the Board of Directors and the overall supervision of the Manager, is responsible for managing the investment operations of the corresponding LifeSpan Portfolio Component and the composition of the Component's portfolio and furnishing the LifeSpan Portfolio with advice and recommendations with respect to investments and the purchase and sale of securities for the respective Component.

     The investment subadvisory agreements with Babson-Stewart provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard with respect to its obligations and duties under the agreements, Babson-Stewart will not be subject to liability for any loss sustained by reason of its good faith errors of omissions in connection with any matters to which the agreements relate.

     The investment subadvisory agreements with Pilgrim provide that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the performance of its duties under the agreements, Pilgrim is not subject to liability for any error of judgment or mistake of law or for any other action or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     The investment subadvisory agreement with BEA Associates provides that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the performance of its duties under the agreement, BEA Associates is not subject to liability for losses as a result of its activities in connection with the adoption of any investment policy or the purchase, sale or retention of securities on behalf of the LifeSpan Portfolios subadvised by BEA Associates if such activities were made with due care and in good faith.

     THE TRANSFER AGENT. OppenheimerFunds Services, each Portfolio's transfer agent, is responsible for maintaining each Portfolio's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

BROKERAGE POLICIES OF THE PORTFOLIOS

BROKERAGE PROVISIONS OF THE INVESTMENT ADVISORY AGREEMENTS. One of the duties of the Manager under each advisory agreement is to arrange the portfolio transactions for each Portfolio. Each advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect a Portfolio's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of a Portfolio to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to minimize the commissions paid to the extent consistent with the interest and policies of a Portfolio as established by its Board of Directors.

     Under each advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for a Portfolio and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged, if a good faith determination is made by the Manager and the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of a Portfolio and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for a Portfolio's portfolio transactions.

DESCRIPTION OF BROKERAGE PRACTICES FOLLOWED BY THE MANAGER. Most purchases made by the Portfolios are principal transactions at net prices, and the Portfolios incur little or no brokerage costs. Subject to the provisions of the advisory agreement, the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreements and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed income agency transactions in the secondary market and otherwise only if it appears likely that a better price or execution can be obtained.

     When the Portfolios engage in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager and its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     The research services provided by a particular broker may be useful only to one or more of the advisory account of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Portfolios and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Directors has permitted the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income trades to obtain research where the broker has represented to the Manager that (i) the trade is not from the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

     The research services provided by brokers broadens the scope and supplements the research activities of the Manager, by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in a Portfolio's portfolio or being considered for purchase. The Board of Directors, including the "independent" Directors of the Portfolios (those Directors of the Portfolios who are not "interested persons" as defined in the Investment Company Act, annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

MONEY MARKET PORTFOLIO, INCOME PORTFOLIO AND GOVERNMENT SECURITIES PORTFOLIO. As most purchases made by Money Market Portfolio, Income Portfolio and Government Securities Portfolio are principal transactions at net prices, these Portfolios incur little or no brokerage costs. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. No principal transactions and, except under unusual circumstances, no agency transactions for these Portfolios will be handled by any affiliated securities dealer. In the unusual circumstance when these Portfolios pay brokerage commissions, the above-described brokerage practices and policies are followed. Money Market Portfolio's policy of investing in short-term debt securities with maturities of less than 397 days results in high portfolio turnover. However, since brokerage commissions, if any, are small, high portfolio turnover does not have an appreciable adverse effect upon net asset value of the Portfolio.

     During the Portfolios' fiscal years ended December 31, 1993, 1994 and 1995, total brokerage commissions paid by the portfolios listed below were:

                                       1993            1994            1995
                                     Brokerage       Brokerage       Brokerage
     Portfolio                      Commissions     Commissions     Commissions
     ---------                      -----------     -----------     -----------
Growth Portfolio                    $  466,977      $  727,310      $
Total Return Portfolio              $1,058,612      $1,311,239      $
International Equity Portfolio      $   23,792      $   56,589      $


PERFORMANCE OF THE PORTFOLIOS

YIELD (MONEY MARKET PORTFOLIO ONLY). Money Market Portfolio's current yield is determined in accordance with regulations adopted under the Investment Company Act. Yield is calculated for a seven-day period of time as follows. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent. The compounded effective yield for a seven-day period is calculated by (a) adding 1 to the base period return (obtained as described above), (b) raising the sum to a power equal to 365 divided by 7, and (c) subtracting 1 from the result. Money Market Portfolio's "current yield" for the seven days ended December 31, 1995, was ____% and its "compounded effective yield" was ____%.

     The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. Since the calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on Money Market Portfolio's portfolio securities which may affect dividends, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

YIELD AND TOTAL RETURN INFORMATION (ALL PORTFOLIOS OTHER THAN MONEY MARKET PORTFOLIO). From time to time, as set forth in the Prospectus, the "standardized yield," "dividend yield," "average annual total return," "total return," or "total return at net asset value", as the case may be, of an investment of a Portfolio may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations is set forth below.

   A Portfolio's advertisement of its performance must, under applicable rules of the SEC, include the average annual total returns for each Portfolio for the 1, 5 and 10-year periods (or the life of the class, if less) as of the most recently ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare a Portfolio's performance to the performance of the other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in a Portfolio is not insured; its yields and total returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yields and total returns for any given past period are not a prediction or representation by a Portfolio of future yields or rates of return on its shares. The yields and total returns of a Portfolio are affected by portfolio quality, the type of investments the Portfolio holds and its operation expenses.

STANDARDIZED YIELDS

   YIELD. A Portfolio's "yields" (referred to as "standardized yield") for a given 30-day period are calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

                                 6
Standardized Yield = 2 [(a-b + 1)  - 1]
                         ---
                        (cd     )

   The symbols above represent the following factors:

a = dividends and interest earned during the 30-day period.
b = expenses accrued for the period (net of any expense reimbursements).
c = the average daily number of Portfolio shares outstanding during the
    30-day period that were entitled to receive dividends.
d = the Portfolio's maximum offering price per share on the last day of the period, using the current maximum sales charge rate adjusted for undistributed net investment income.

   The standardized yield of a Portfolio for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by a Portfolio to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Portfolio's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of the Portfolio, described below.

   DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time a Portfolio may quote a "dividend yield" or a "distribution return." Dividend yield is based on a Portfolio's dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, a Portfolio's dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the Portfolio's maximum offering price) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield =

      Dividends           divided by Number of days (accrual period) X 365
----------------------
Max. Offering Price
(last day of period)

TOTAL RETURN INFORMATION

   AVERAGE ANNUAL TOTAL RETURNS. A Portfolio's "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment according to the following formula:

        1/n
   (ERV)    - 1 = AVERAGE ANNUAL TOTAL RETURN
    ---
     P

   CUMULATIVE TOTAL RETURNS. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

   ERV-P = TOTAL RETURN
   -----
    P

Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

   TOTAL RETURNS AT NET ASSET VALUE. From time to time a Portfolio may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value". Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in shares of a Portfolio and takes into consideration the reinvestment of dividends and capital gains distributions.

   VALUE OF A $1,000 INVESTMENT IN THE GOVERNMENT SECURITIES PORTFOLIO:


   INVESTMENT              INVESTMENT              TOTAL RETURN
     PERIOD                   DATE                  ANNUALIZED
Life of Portfolio          5/13/92*                      8.34%
to 12/31/95

1 Year Ended               12/31/94                     18.91%
12/31/95


*Date of Inception

   VALUE OF A $1,000 INVESTMENT IN THE INCOME PORTFOLIO:


   INVESTMENT              INVESTMENT              TOTAL RETURN
     PERIOD                   DATE                  ANNUALIZED
10 Years Ended             12/31/85                      9.30%
to 12/31/95

5 Years Ended              12/31/90                     10.05%
12/31/95

1 Year Ended               12/31/94                     18.18%
12/31/95


   VALUE OF A $1,000 INVESTMENT IN THE TOTAL RETURN PORTFOLIO:


   INVESTMENT              INVESTMENT              TOTAL RETURN
     PERIOD                   DATE                  ANNUALIZED
10 Years Ended             12/31/95                     12.57%
to 12/31/95

5 Years Ended              12/31/90                     15.06%
12/31/95

1 Year Ended               12/31/94                     24.66%
12/31/95


   VALUE OF A $1,000 INVESTMENT IN THE GROWTH PORTFOLIO:


   INVESTMENT              INVESTMENT              TOTAL RETURN
     PERIOD                   DATE                  ANNUALIZED
10 Years Ended             12/31/95                     15.21%
to 12/31/95

5 Years Ended              12/31/90                     20.81%
12/31/95

1 Year Ended               12/31/94                     38.06%
12/31/95


   VALUE OF A $1,000 INVESTMENT IN THE INTERNATIONAL EQUITY PORTFOLIO:


   INVESTMENT              INVESTMENT              TOTAL RETURN
     PERIOD                   DATE                  ANNUALIZED
Life of Portfolio          5/13/92*                      7.57%
to 12/31/94

1 Year Ended               12/31/93                     10.30%
12/31/94


*Date of Inception

   VALUE OF A $1,000 INVESTMENT IN THE LIFESPAN CAPITAL APPRECIATION
PORTFOLIO:


   INVESTMENT              INVESTMENT              TOTAL RETURN
     PERIOD                   DATE                  ANNUALIZED
Life of Portfolio           9/1/95*                       6.75%
to 12/31/95


*Date of Inception

   VALUE OF A $1,000 INVESTMENT IN THE LIFESPAN BALANCED PORTFOLIO:


   INVESTMENT              INVESTMENT              TOTAL RETURN
     PERIOD                   DATE                  ANNUALIZED
Life of Portfolio           9/1/95*                       6.08%
to 12/31/95


*Date of Inception

   VALUE OF A $1,000 INVESTMENT IN THE LIFESPAN DIVERSIFIED INCOME PORTFOLIO:


   INVESTMENT              INVESTMENT              TOTAL RETURN
     PERIOD                   DATE                  ANNUALIZED
Life of Portfolio           9/1/95*                       5.69%
to 12/31/95


*Date of Inception

   OTHER PERFORMANCE COMPARISONS. From time to time a Portfolio may also include in its advertisements and sales literature performance information about a Portfolio or rankings of a Portfolio's performance cited in newspapers or periodicals, such as The New York Times. These articles may include quotations of performance from other sources, such as Lipper Analytical Services, Inc. or Morningstar, Inc.

   From time to time, a Portfolio's Manager may publish rankings or ratings of the Manager (or the Transfer Agent), by independent third-parties, on the investor services provided by them to shareholders of the Oppenheimer funds, other than the performance rankings of the Oppenheimer funds themselves. These ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, using its own research or judgment, or based upon surveys of investors, brokers, shareholders or others.

ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

DETERMINATION OF NET ASSET VALUE PER SHARE. The sale of shares of the Portfolios is currently limited to Accounts as explained on the cover page of this Statement of Additional Information and the Prospectus. Such shares are sold at their respective offering prices (net asset values without sales charges) and redeemed at their respective net asset values as described in the Prospectus.

   The net asset values per share of each Portfolio are determined as of the close of business of The New York Stock Exchange on each day the Exchange is open by dividing the value of a Portfolio's net assets by the number of shares outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day; it may close on other days. Trading may occur at times when the Exchange is closed (including weekends and holidays after 4:00 P.M.. on a regular business day). Because the net asset values of a Portfolio will not be calculated at such times, if securities held in a Portfolio's portfolio are traded at such time, the net asset values per share of a Portfolio may be significantly affected on such days when shareholders do not have the ability to purchase or redeem shares.

   The Portfolio's Board of Directors has established procedures for the valuation of a Portfolio's securities, generally as follows: (i) equity securities traded on a securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale prices on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sales prices of the preceding trading day, or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by a Portfolio's Board of Directors or to the Manager as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry; (iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by a Portfolio's Board of Directors or obtained from active market makers in the security on the basis of reasonable inquiry; (v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between "bid" and "asked" prices determined by a pricing service approved by a Portfolio's Board of Directors or obtained from active market makers in the security on the basis of reasonable inquiry; (vi) money market-type debt securities having a maturity of less than one year when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures.

   In the case of U.S. Government Securities and mortgage-backed securities, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the pricing for comparable instruments on the basis of quality, yield, maturity, and other special factors involved. A Portfolio's Board of Directors has authorized the Manager to employ a pricing service to price U.S. Government Securities for which last sale information is not generally available. The Directors will monitor the accuracy of such pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

   Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of The New York Stock Exchange. Events affecting the values of foreign securities traded in stock markets the occur between the time their prices are determined and the close of the Exchange will not be reflected in a Portfolio's calculation of net asset value unless the Board of Directors or the Manager, under procedures established by the Board of Directors, determines that the particular event would materially affect a Portfolio's net asset value, in which case and adjustment would be made. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in a foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

   Calls, puts and Futures held by a Portfolio are valued at the last sale prices on the principal exchanges on which they are traded, or on NASDAQ, as applicable, or, if there are no sales that day, in accordance with (i) above. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the option. In determining a Portfolio's gain on investments, if a call written by a Portfolio is exercised, the proceeds are increased by the premium received. If a call written by a Portfolio expires, the Portfolio has a gain in the amount of the premium; if the Portfolio enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

   AMORTIZED COST METHOD (MONEY MARKET PORTFOLIO ONLY). Money Market Portfolio will seek to maintain a net asset value of $1.00 per share for purchases and redemptions. There can be no assurance that it will do so.
Under Rule 2a-7, Money Market Portfolio may use the amortized cost method of valuing its shares. Under the amortized cost method, a security is value initially at its cost and its valuation assumes a constant amortization of any premium or accretion of a discount, regardless of the impact of fluctuating interest rates on the market value of the security. The method does not take into account unrealized capital gains or losses.

   Money Market Portfolio's Board of Directors has established procedures intended to stabilize the Portfolio's net asset value at $1.00 per share. If Money Market Portfolio's net asset value per share were to deviate from $1.00 by more 0.5%, Rule 2a-7 requires the Board promptly to consider what action, if any, should be taken. If the Directors find that the extent of any such deviation may result in material dilution or other unfair effects on shareholders, the Board will take whatever steps it considers appropriate to eliminate or reduce such dilution or unfair effects, including, without limitation, selling portfolio securities prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the outstanding number of Portfolio shares without monetary consideration, or calculating net asset value per share by using available market quotations.

   As long as it uses Rule 2a-7, Money Market Portfolio must abide by certain conditions described in the prospectus. Some of those conditions relate to portfolio management and require Money Market Portfolio to : (i) maintain a dollar-weighted average portfolio maturity not in excess of 90 days; (ii) limit its investments, including repurchase agreements, to those instruments which are denominated in U.S. dollars, and which are rated in one of the two highest short-term rating categories by at least two "nationally-recognized statistical rating organizations" ("NRSROs"), as defined in Rule 2a-7, or by only one NRSRO if only one NRSRO has rated the security; an instrument that is not rated must be of comparable quality as determined by the Board; and
(iii) not purchase any instruments with a remaining maturity of more than 397 days. Under Rule 2a-7, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain variable rate demand and floating rate instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period scheduled until repurchase or return, or if subject to demand, equal to the notice period.

   While the amortized cost method provides certainty in valuation, there may be periods during which the value of an instrument as determined by the amortized cost method is higher or lower than the price Money Market Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of Money Market Portfolio may tend to be lower (and net investment income and daily dividends higher) than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices or estimates of market prices for its portfolio. Thus, if the use of amortized cost by Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Money Market Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing only market values, and existing shareholders in Money Market Portfolio would receive less investment income than if the Portfolio were priced at market value. Conversely, during periods of rising interest rates, the daily yield on Portfolio shares will tend to be higher and its aggregate value lower than that of a portfolio priced at market value. A prospective investor would receive a lower yield than from an investment in a portfolio priced at market value, while existing investors in Money Market Portfolio would receive more investment income than if the Portfolio were priced at market value.

DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. The Company intends for each Portfolio to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, the Portfolios will not be subject to Federal income taxes on amounts paid by them as dividends and distributions, as described in the Prospectus. Each Portfolio is treated as a single entity for purposes of determining Federal tax treatment. The Company will endeavor to ensure that each Portfolio's assets are so invested so that all such requirements are satisfied, but there can be no assurance that it will be successful in doing so.

   The Internal Revenue Code requires that a holder (such as a Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though that Portfolio receives no interest payment in cash on the security during the year. As an investment company, each Portfolio must pay out substantially all of its net investment income each year. Accordingly, when a Portfolio holds zero coupon securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Portfolio actually received. Such distributions will be made from the cash assets of that Portfolio or by liquidation of portfolio securities, if necessary. The Portfolio may realize a gain or loss from such sales. In the event the Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distributions than they would have had in the absence of such transactions.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

THE CUSTODIAN. State Street Bank and Trust Company is the Custodian of the Portfolios' assets. The Custodian's responsibilities include safeguarding and controlling the Portfolios' portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Portfolios.

INDEPENDENT AUDITORS. The independent auditors of the Portfolios audit the Portfolios' financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

FINANCIAL INFORMATION ABOUT THE PORTFOLIOS

INDEPENDENT AUDITORS' REPORT AND FINANCIAL STATEMENTS

   The Portfolios' financial statements for the year ended December 31, 1995 are attached to and incorporated by reference from the Company's Annual Report into this Statement of Additional Information. The financial statements are so attached and incorporated in reliance upon the report of Arthur Andersen LLP, independent public accountants, as experts in accounting and auditing.

                                  APPENDIX A

                           INDUSTRY CLASSIFICATIONS

Aerospace/Defense                     Food
Air Transportation                    Gas Utilities*
Auto Parts Distribution               Gold
Automotive                            Health Care/Drugs
Bank Holding Companies                Health Care/Supplies & Services
Banks                                 Homebuilders/Real Estate
Beverages                             Hotel/Gaming
Broadcasting                          Industrial Services
Broker-Dealers                        Insurance
Building Materials                    Leasing & Factoring
Cable Television                      Leisure
Chemicals                             Manufacturing
Commercial Finance                    Metals/Mining
Computer Hardware                     Nondurable Household Goods
Computer Software                     Oil - Integrated
Conglomerates                         Paper
Consumer Finance                      Publishing/Printing
Containers                            Railroads
Convenience Stores                    Restaurants
Department Stores                     Savings & Loans
Diversified Financial                 Shipping
Diversified Media                     Special Purpose Financial
Drug Stores                           Specialty Retailing
Drug Wholesalers                      Steel
Durable Household Goods               Supermarkets
Education                             Telecommunications - Technology
Electric Utilities                    Telephone - Utility
Electrical Equipment                  Textile/Apparel
Electronics                           Tobacco
Energy Services & Producers           Toys
Entertainment/Film                    Trucking
Environmental

----------------------------
* For purposes of a Portfolio's investment policy not to concentrate in securities of issuers in the same industry, utilities are divided into "industries" according to their services (e.g., gas utilities, gas transmission utilities, electric utilities and telephone utilities are each considered a separate industry).

PANORAMA SERIES FUND I, INC.
3410 South Galena Street
Denver, Colorado 80231
1-800-525-7048

INVESTMENT ADVISOR
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

CUSTODIAN OF PORTFOLIO SECURITIES
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT AUDITORS
Arthur Andersen LLP
One Financial Plaza
Hartford, Connecticut 06103

LEGAL COUNSEL

CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 1995

                                                                                                          MARKET
        SECURITY                                                    SHARES              COST               VALUE
        --------                                                    ------              ----              ------
COMMON STOCKS(42.8% OF NET ASSETS)

Aerospace(2.2%)
  General Dynamics Corp.                                             3,800        $  201,624          $  224,675
  Lockheed Martin Corp.                                              2,400           146,568             189,600
  Loral Corp.                                                        3,800           105,583             134,425
  McDonnell Douglas Corp.                                            1,100            87,802             101,200
  Rockwell International Corp.                                       2,800           126,321             148,050
                                                                                  ----------          ----------
                                                                                     667,898             797,950
                                                                                  ----------          ----------
Airlines(.5%)
  AMR Corp.                                                            800            56,656              59,400
  Delta Air Lines, Inc.                                                700            52,287              51,712
  Northwest Airlines Corp.                                           1,500            54,188              76,500
                                                                                  ----------          ----------
                                                                                     163,131             187,612
                                                                                  ----------          ----------
Apparel & Textiles(.8%)
  Nautica Enterprises, Inc.                                          2,000            66,749              87,500
  St. John Knits, Inc.                                               1,400            63,485              74,375
  Tommy Hilfiger Corp.                                               2,700            93,338             114,412
                                                                                  ----------          ----------
                                                                                     223,572             276,287
                                                                                  ----------          ----------
Auto & Auto Related(.2%)
  Discount Auto Parts, Inc.                                          2,200            71,363              68,475
                                                                                  ----------          ----------
Banking(3.1%)
  Bank of Boston Corp.                                               4,600           207,502             212,750
  Bankers Trust New York Corp.                                       2,800           192,002             186,200
  Chase Manhattan Corp.                                              3,400           194,483             206,125
  Morgan (J.P.) & Company, Inc.                                      2,800           204,596             224,700
  PNC Bank Corp.                                                     5,900           173,723             190,275
  Wells Fargo & Co.                                                    300            56,009              64,800
                                                                                  ----------          ----------
                                                                                   1,028,315           1,084,850
                                                                                  ----------          ----------
Building Materials & Construction(.2%)
  USG Corp.                                                          1,900            51,671              57,000
                                                                                  ----------          ----------
Business Equipment & Services(.4%)
  Medic Computer Systems, Inc.                                         900            45,860              54,450
  New England Business Service, Inc.                                 4,200            81,669              91,875
                                                                                  ----------          ----------
                                                                                     127,529             146,325
                                                                                  ----------          ----------
Chemicals(2.0%)
  Cabot Corp.                                                          600            32,030              32,325
  FMC Corp.                                                            800            62,110              54,100
  Goodrich (B.F.) Co.                                                2,200           131,054             149,875
  Grace (W.R.) & Co.                                                 1,400            95,298              82,775
  IMC Global, Inc.                                                   2,200            69,927              89,925
  Monsanto Co.                                                       1,600           152,512             196,000
  Potash Corporation of Saskatchewan Inc.                            1,200            68,484              85,050
                                                                                  ----------          ----------
                                                                                     611,415             690,050
                                                                                  ----------          ----------
Commercial Services(1.3%)
  AccuStaff, Inc.                                                    2,400            40,045             105,600
  Alternative Resources Corp.                                        1,300            40,975              39,325
  Cambridge Technology Partners, Inc.                                1,700            68,675              97,750
  Corrections Corporation of America                                 4,000            92,395             148,500
  Quintiles Transnational Corp.                                      1,800            56,866              73,800
                                                                                  ----------          ----------
                                                                                     298,956             464,975
                                                                                  ----------          ----------
Computer Business Equipment & Services(3.5%)
  Acxiom Corporation                                                 2,500            67,850              68,437
  ALANTEC Corp.                                                      1,600            63,295              93,200
  Cognex Corp.                                                       4,000           100,245             139,000
  Comverse Technology, Inc.                                          2,300            53,202              46,000
  Davidson and Associates, Inc.                                      1,700            44,101              37,400
  Epic Design Technology, Inc.                                       2,600            55,494              54,600
  Global Village Communication                                       2,400            35,396              46,500
  Hyperion Software Corp.                                            3,400            80,551              72,250
  Inso Corp.                                                         1,200            38,681              51,000
  McAfee Associates, Inc.                                            2,350            79,456             103,106
  Microcom, Inc.                                                     1,600            41,413              41,600
  National Data Corp.                                                1,400            36,392              34,650
  NetManage, Inc.                                                    2,000            56,868              46,500
  Optical Data Systems, Inc.                                         1,000            39,033              25,250

  Project Software & Development, Inc.                               2,000            60,555              69,750
  Rational Software Corp.                                            2,300            43,741              51,463


CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (Cont'd)
December 31, 1995

                                                                                                          MARKET
        SECURITY                                                    SHARES              COST               VALUE
        --------                                                    ------              ----              ------
  Remedy Corp.                                                         900        $   37,861          $   53,325
  Shiva Corp.                                                          800            55,550              58,200
  StorMedia, Inc.                                                    1,700            75,996              62,050
  Zebra Technologies Corp.                                           3,000            88,675             102,000
                                                                                  ----------          ----------
                                                                                   1,154,355           1,256,281
                                                                                  ----------          ----------
Conglomerates(.8%)
  Hanson PLC                                                         6,700           115,099             102,175
  Jardine Matheson Holdings Ltd.                                        45               228                 308
  Textron, Inc.                                                      1,500           103,043             101,250
  Tyco International Ltd.                                            2,600            78,451              92,625
                                                                                  ----------          ----------
                                                                                     296,821             296,358
                                                                                  ----------          ----------
Drugs & Cosmetics(.9%)
  American Home Products Corp.                                       1,800           138,276             174,600
  Bristol-Myers Squibb Co.                                           1,500           102,855             128,812
  Watson Pharmaceuticals, Inc.                                         500            20,705              24,500
                                                                                  ----------          ----------
                                                                                     261,836             327,912
                                                                                  ----------          ----------
Electric Utilities(3.1%)
  Entergy Corp.                                                      7,100           170,897             207,675
  FPL Group, Inc.                                                    4,900           190,831             227,237
  Illinova Corp.                                                     5,000           127,074             150,000
  Kansas City Power & Light Co.                                      4,500           100,935             117,562
  Texas Utilities Co.                                                1,200            48,267              49,350
  Unicom Corp.                                                       7,300           208,751             239,075
  Western Resources, Inc.                                            3,500           106,869             116,812
                                                                                  ----------          ----------
                                                                                     953,624           1,107,711
                                                                                  ----------          ----------
Electrical & Electronic Equipment(1.7%)
  Actel Corp.                                                        3,400            53,885              36,550
  Allen Group, Inc.                                                  2,000            60,806              44,750
  Burr-Brown Corp.                                                   1,800            56,803              45,900
  Cable Design Technologies                                          1,100            44,924              48,400
  Cidco, Inc.                                                        1,100            38,650              28,050
  Credence Systems Corp.                                             1,700            56,086              38,887
  GaSonics International                                             2,500            55,299              33,750
  Input/Output, Inc.                                                 1,200            46,881              69,300
  Kemet Corp.                                                        2,800            80,923              66,850
  S3, Inc.                                                           3,200            58,716              56,400
  Sanmina Corp.                                                      1,400            64,163              72,625
  Ultratech Stepper, Inc.                                            2,100            85,530              54,075
                                                                                  ----------          ----------
                                                                                     702,666             595,537
                                                                                  ----------          ----------
Environmental Control(.4%)
  Tetra Tech, Inc.                                                   2,400            53,100              54,600
  United Waste Systems, Inc.                                         2,700           109,367             100,575
                                                                                  ----------          ----------
                                                                                     162,467             155,175
                                                                                  ----------          ----------
Financial Services(.1%)
  Amresco, Inc.                                                      3,000            37,511              38,250
                                                                                  ----------          ----------
Food & Beverages(.1%)
  Dole Food Company, Inc.                                            1,500            45,589              52,500
                                                                                  ----------          ----------
Health Services & Hospital Supplies(2.7%)
  Baxter International Inc.                                          4,300           168,001             180,062
  Columbia Healthcare Corp.                                          1,600            75,912              81,200
  Express Scripts, Inc.                                              1,300            50,213              66,300
  Gulf South Medical Supply, Inc.                                    2,400            57,612              72,600
  Idexx Laboratories, Inc.                                           1,800            69,875              84,600
  MedPartners, Inc.                                                  1,600            44,314              52,800
  Omnicare, Inc.                                                     1,600            54,496              71,600
  OrNda Healthcorp                                                   2,700            49,527              62,775
  PhyCor, Inc.                                                       1,850            51,432              93,541
  Physician Reliance Network, Inc.                                   1,500            45,638              59,625
  Physician Sales & Service, Inc.                                    4,600            73,982             131,100
                                                                                  ----------          ----------
                                                                                     741,002             956,203
                                                                                  ----------          ----------
Insurance(3.0%)
  Aetna Life & Casualty Co.                                          3,200           217,824             221,600
  Allstate Corp.                                                     2,300            78,074              94,587
  CIGNA Corp.                                                        1,600           164,564             165,200

  Compdent Corp.                                                     1,600            43,391              66,400
  Hartford Steam Boiler Inspection & Insurance Co.                   2,500           116,712             125,000
  St. Paul Companies Inc.                                            2,900           157,528             161,312
  TIG Holdings, Inc.                                                 2,000            51,390              57,000


CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (Cont'd)
December 31, 1995


                                                                                                          MARKET
        SECURITY                                                    SHARES              COST               VALUE
        --------                                                    ------              ----              ------
  Travelers Group                                                    2,500        $  119,408          $  157,187
                                                                                  ----------          ----------
                                                                                     948,891           1,048,286
                                                                                  ----------          ----------
Iron & Steel(.6%)
  Carpenter Technology Corp.                                         2,800           107,548             115,150
  UNR Industries Inc.                                               12,000           105,000             103,500
                                                                                  ----------          ----------
                                                                                     212,548             218,650
                                                                                  ----------          ----------
Leasing(.1%)
  Oxford Resources Corp.                                             1,900            48,643              42,750
                                                                                  ----------          ----------
Leisure & Entertainment(.7%)
  Clear Channel Communications, Inc.                                 2,200            84,941              97,075
  Mattel, Inc.                                                       1,700            48,994              52,275
  Regal Cinemas, Inc.                                                3,000            70,580              89,250
                                                                                  ----------          ----------
                                                                                     204,515             238,600
                                                                                  ----------          ----------
Lodging & Restaurants(.3%)
  Boston Chicken, Inc.                                               2,300            57,431              73,887
  Papa John's International, Inc.                                    1,000            41,535              41,187
                                                                                  ----------          ----------
                                                                                      98,966             115,074
                                                                                  ----------          ----------
Machinery & Equipment(.8%)
  Case Corp.                                                         2,000            76,113              91,500
  Electroglas, Inc.                                                  3,200           113,222              78,400
  Harnischfeger Industries, Inc.                                       800            25,029              26,600
  Mark IV Industries, Inc.                                           1,900            42,408              37,525
  Parker-Hannifin Corp.                                              1,600            63,712              54,800
                                                                                  ----------          ----------
                                                                                     320,484             288,825
                                                                                  ----------          ----------
Manufacturing(1.0%)
  AGCO Corp.                                                         1,600        $   77,163          $   81,600
  Black & Decker Corp.                                               1,500            48,855              52,875
  Blyth Industries, Inc.                                             2,400            57,346              70,800
  FSI International, Inc.                                            2,400            79,653              48,600
  Helix Technology Corp.                                             1,400            61,299              55,300
  Integrated Process Equipment Corp.                                 1,400            49,312              32,900
                                                                                  ----------          ----------
                                                                                     373,628             342,075
                                                                                  ----------          ----------
Miscellaneous(.3%)
  Premark International, Inc.                                        1,800            93,911              91,125
                                                                                  ----------          ----------
Office Equipment(.4%)
  US Office Products Co.                                             2,400            42,941              54,600
  Xerox Corp.                                                          600            72,642              82,200
                                                                                  ----------          ----------
                                                                                     115,583             136,800
                                                                                  ----------          ----------
Oil & Gas(3.6%)
  Amoco Corp.                                                        1,900           121,733             136,562
  Chevron Corp.                                                      3,800           184,566             199,500
  Exxon Corp.                                                        1,400           102,298             112,175
  Mobil Corp.                                                        1,900           181,345             212,800
  Panhandle Eastern Corp.                                            9,400           236,833             262,025
  Repsol SA (ADR)                                                    1,300            41,309              42,601
  Royal Dutch Petroleum Co.                                          1,300           155,491             183,463
  Ultramar Corp.                                                     3,900            92,602             100,425
  YPF Sociedad Anonima (ADR)                                         1,300            23,478              28,113
                                                                                  ----------          ----------
                                                                                   1,139,655           1,277,664
                                                                                  ----------          ----------
Paper & Forest Products(.3%)
  Kimberly-Clark Corp.                                               1,092            65,310              90,363
                                                                                  ----------          ----------
Printing & Publishing(.3%)
  Gartner Group, Inc.                                                1,900            57,399              90,963
                                                                                  ----------          ----------
Real Estate(.8%)
  Camden Property Trust                                              4,300            94,363             102,663
  Castle & Cooke Inc.                                                  500             6,816               8,375
  Health & Retirement Property Trust                                 5,700            88,966              92,625
  Meditrust Corp.                                                    2,800            93,296              97,650
                                                                                  ----------          ----------
                                                                                     283,441             301,313
                                                                                  ----------          ----------
Retail Trade(1.6%)

  CDW Computer Centers, Inc.                                         1,300            72,825              52,650
  Corporate Express, Inc.                                            2,000            49,500              60,250
  Eckerd Corp.                                                       1,500            54,668              66,938
  Kroger Co.                                                         2,400            78,768              90,000
  MSC Industrial Direct Co., Inc.                                    1,000            23,596              27,500
  Sears, Roebuck & Co.                                               4,200           136,269             163,800

CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (Cont'd)
December 31, 1995

                                                                                                          MARKET
        SECURITY                                                    SHARES              COST               VALUE
        --------                                                    ------              ----              ------
  Service Merchandise Co., Inc.                                      2,200        $   15,829          $   11,000
  Sunglass Hut International, Inc.                                   2,400            51,900              57,000
  Waban Inc.                                                         2,200            41,679              41,250
                                                                                  ----------          ----------
                                                                                     525,034             570,388
                                                                                  ----------          ----------
Savings & Loan(.3%)
  Ahmanson (H.F.) & Co.                                              4,300           104,548             113,950
                                                                                  ----------          ----------
Technology(1.3%)
  Compaq Computer Corp.                                              1,500            73,210              72,000
  Conner Peripherals, Inc.                                           1,300            21,470              27,300
  Electronics for Imaging, Inc.                                      3,000            85,615             131,250
  Seagate Technology, Inc.                                           1,100            50,556              52,250
  Storage Technology Corp.                                           1,800            49,626              42,975
  Stratus Computer, Inc.                                             2,000            64,942              69,250
  Sun Microsystems, Inc.                                             1,800            63,197              82,125
                                                                                  ----------          ----------
                                                                                     408,616             477,150
                                                                                  ----------          ----------
Telcommunications(.9%)
  Aspect Telecommunications Corp.                                    2,700            67,236              90,450
  Coherent Communication System Corp.                                2,300            55,937              44,275
  DSP Communications, Inc.                                           1,400            42,968              61,075
  Ericsson LM Tel. Co.(ADR)                                          3,520            85,178              68,640
  LCI International, Inc.                                            2,400            48,072              49,200
                                                                                  ----------          ----------
                                                                                     299,391             313,640
                                                                                  ----------          ----------
Telephone Utilities(2.0%)
  Ameritech Corp.                                                    3,800           194,066             224,200
  GTE Corp.                                                          4,700           172,467             206,800
  NYNEX Corp.                                                        4,000           180,280             216,000
  VTEL Corp.                                                         2,400            52,243              44,400
                                                                                  ----------          ----------
                                                                                     599,056             691,400
                                                                                  ----------          ----------
Transportation(.5%)
  Atlas Air, Inc.                                                    3,000            48,494              50,250
  Fritz Companies, Inc.                                              2,000            72,275              83,000
  Wisconsin Central Transportation                                     900            55,764              59,175
                                                                                  ----------          ----------
                                                                                     176,533             192,425
                                                                                  ----------          ----------
Total Common Stocks                                                               13,675,873          15,200,892
                                                                                  ----------          ----------

FOREIGN COMMON STOCKS(12.7% OF NET ASSETS)

Auto & Auto Related(.4%)
  Autoliv AB (Sweden)                                                1,000            69,380              58,436
  Bridgestone Corp. (Japan)                                          1,000            14,680              15,884
  Michelin CGDE (France)                                             1,000            43,406              39,882
  Valeo SA (France)                                                    700            29,263              32,420
                                                                                  ----------          ----------
                                                                                     156,729             146,622
                                                                                  ----------          ----------
Banking(.8%)
  Banco Popular Espanol (Spain)                                        400            63,015              73,768
  Bangkok Bank Company Ltd. (Thailand)                               4,000            44,822              48,591
  HSBC Holdings PLC (Hong Kong)                                      2,000            28,104              30,262
  Malayan Banking Berhad (Malaysia)                                  6,000            48,127              50,557
  Societe Generale Paris (France)                                      215            26,120              26,562
  Thai Farmers Bank Ltd. (Thailand)                                  4,600            41,227              46,383
                                                                                  ----------          ----------
                                                                                     251,415             276,123
                                                                                  ----------          ----------
Building Materials & Construction(.3%)
  Autopistas Concesionaria Espanola SA (Spain)                       4,000            43,742              45,507
  Compagnie de Saint-Gobain (France)                                   250            31,121              27,262
  PT Indocement Tunggal Prakar (Indonesia)                           7,000            25,254              27,553
                                                                                  ----------          ----------
                                                                                     100,117             100,322
                                                                                  ----------          ----------
Chemicals(.3%)
  Akzo Nobel (Netherlands)                                             200            23,088              23,132
  Sekisui Chemical Co. (Japan)                                       5,000            64,190              73,608
                                                                                  ----------          ----------

                                                                                      87,278              96,740
                                                                                  ----------          ----------
Computer Business Equipment & Services(.3%)
  Fujitsu Ltd. (Japan)                                               8,000            94,452              89,104
  Getronics NV (Netherlands)                                           600            25,816              28,043
                                                                                  ----------          ----------
                                                                                     120,268             117,147
                                                                                  ----------          ----------


CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (Cont'd)
December 31, 1995

                                                                                                          MARKET
        SECURITY                                                    SHARES              COST               VALUE
        --------                                                    ------              ----              ------
Conglomerates(.9%)
  Canadian Pacific Ltd. (Canada)                                     2,100        $   34,243          $   38,255
  First Pacific Co. (Hong Kong)                                     42,000            45,803              46,712
  Hutchison Whampoa Ltd. (Hong Kong)                                10,000            51,069              60,912
  Mannesmann AG (Germany)                                              195            63,011              62,082
  Renong Berhad (Malaysia)                                          22,000            42,209              32,571
  Viag AG (Germany)                                                    170            66,536              68,142
                                                                                  ----------          ----------
                                                                                     302,871             308,674
                                                                                  ----------          ----------
Drugs & Cosmetics(1.8%)
  Astra AB (Sweden)                                                  1,800            64,464              71,841
  Ciba-Geigy AG (Switzerland)                                          100            76,437              87,993
  PT Kalbe Farma (Indonesia)                                         6,000            24,548              20,337
  Sandoz AG (Switzerland)                                              100            74,384              91,547
  Schering AG (Germany)                                              1,000            73,596              66,246
  SmithKline Beecham (United Kingdom)                                8,000            77,593              88,212
  SmithKline Bch/Bec Units (United Kingdom)                          5,000            46,313              54,512
  Takeda Chemical Industries (Japan)                                 5,000            69,169              82,325
  Zeneca Group PLC (United Kingdom)                                  4,000            71,106              77,372
                                                                                  ----------          ----------
                                                                                     577,610             640,385
                                                                                  ----------          ----------
Electric Utilities(.3%)
  Powergen PLC (United Kingdom)                                      3,542            32,827              29,265
  VEBA AG (Germany)                                                  2,000            78,130              84,908
                                                                                  ----------          ----------
                                                                                     110,957             114,173
                                                                                  ----------          ----------
Electrical & Electronic Equipment(1.4%)
  BBC AG Brown Boveri & Cie. (Switzerland)                              65            72,679              75,509
  Hitachi Ltd. (Japan)                                               5,000            53,289              50,363
  Keyence Corp. (Japan)                                                600            73,032              69,153
  Kyocera Corp. (Japan)                                              1,000            82,761              74,286
  Matsushita Electric Industrial Co., Ltd. (Japan)                   4,000            59,800              65,085
  Philips Electronics NV (Netherlands)                               1,100            52,438              39,758
  Toshiba Corp. (Japan)                                             14,000           104,630             109,695
                                                                                  ----------          ----------
                                                                                     498,629             483,849
                                                                                  ----------          ----------
Financial Services(.5%)
  Compagnie Bancaire SA (France)                                       445            45,816              49,798
  International Nederlanden Groep NV (Netherlands)                   1,000            55,770              66,804
  Nichiei Co., Ltd. (Japan)                                          1,000            62,438              74,576
                                                                                  ----------          ----------
                                                                                     164,024             191,178
                                                                                  ----------          ----------
Food & Beverages(.4%)
  Heineken NV (Netherlands)                                            550            79,161              90,142
  Nestle SA (Switzerland)                                               50            49,041              55,310
                                                                                  ----------          ----------
                                                                                     128,202             145,452
                                                                                  ----------          ----------
Insurance(.7%)
  AEGON NV (Netherlands)                                             2,000            68,969              88,490
  AXA (France)                                                         900            51,543              60,649
  Munich Reinsurance (Germany)                                          25            51,413              54,374
  Skandia Foersaekrings AB (Sweden)                                  1,300            30,240              35,145
                                                                                  ----------          ----------
                                                                                     202,165             238,658
                                                                                  ----------          ----------
Iron & Steel(.4%)
  Acerinox SA (Spain)                                                  500            62,881              50,577
  Outokumpu Oy (Finland)                                             1,200            21,951              19,037
  Rio Tinto-Zinc Corp. PLC (United Kingdom)                          4,000            57,197              58,146
                                                                                  ----------          ----------
                                                                                     142,029             127,760
                                                                                  ----------          ----------
Leisure & Entertainment(.3%)
  Carlton Communications PLC (United Kingdom)                        3,400            56,147              50,982
  Television Broadcasts Ltd. (Hong Kong)                            11,000            41,365              39,192
  Thorn EMI PLC (United Kingdom)                                     1,000            23,344              23,552
                                                                                  ----------          ----------
                                                                                     120,856             113,726
                                                                                  ----------          ----------
Machinery & Equipment(.4%)
  Mabuchi Motor Co. (Japan)                                            800            47,647              49,743

  Mitsubishi Heavy Industries Ltd. (Japan)                           6,000            47,396              47,826
  NSK Limited (Japan)                                                3,000            19,354              21,792
  SMC Corp. (Japan)                                                    100             6,496               7,235
  THK Company Ltd. (Japan)                                           1,000            28,890              28,475
                                                                                  ----------          ----------
                                                                                     149,783             155,071
                                                                                  ----------          ----------
Metals & Mining(.1%)
  Western Mining Corp. Holdings Ltd. (Australia)                     2,000            13,549              12,844
                                                                                  ----------          ----------


CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (Cont'd)
December 31, 1995

                                                                                                          MARKET
        SECURITY                                                    SHARES              COST               VALUE
        --------                                                    ------              ----              ------
Miscellaneous(.2%)
  SGS Societe Generale de Surveillance
    Holdings SA (Switzerland)                                           30        $   52,307          $   59,558
  Siemens AG (Germany)                                                  40            21,267              21,889
                                                                                  ----------          ----------
                                                                                      73,574              81,447
                                                                                  ----------          ----------
Office Equipment(.4%)
  Canon Inc. (Japan)                                                 6,000           107,453             108,668
  Ricoh Corp., Ltd (Japan)                                           5,000            53,586              54,722
                                                                                  ----------          ----------
                                                                                     161,039             163,390
                                                                                  ----------          ----------
Oil & Gas(1.0%)
  Ampolex Ltd. (Australia)                                          23,000            53,528              50,260
  British Petroleum Co., Ltd. (United Kingdom)                       6,000            46,594              50,085
  Compagnie Francaise de Petroleum Total (France)                      900            52,383              60,741
  Hong Kong & China Gas Company Ltd. (Hong Kong)                    13,000            20,922              20,931
  Imperial Oil Ltd. (Canada)                                         1,100            40,605              39,573
  Lasmo PLC (United Kingdom)                                         7,393            20,521              19,978
  Saga Petroleum (Norway)                                            4,000            52,436              53,362
  Societe Nationale Elf Aquitaine (France)                             560            40,394              41,260
                                                                                  ----------          ----------
                                                                                     327,383             336,190
                                                                                  ----------          ----------
Paper & Forest Products(.1%)
  Mo och Domsjo AB (Sweden)                                            800            52,051              34,098
                                                                                  ----------          ----------
Printing & Publishing(.2%)
  De la Rue PLC (United Kingdom)                                     1,600            22,730              16,176
  Elsevier NV (Netherlands)                                          2,200            28,232              29,339
  Wolters-Kluwer NV (Netherlands)                                      400            35,119              37,839
                                                                                  ----------          ----------
                                                                                      86,081              83,354
                                                                                  ----------          ----------
Retail Trade(.8%)
  Adidas AG (Germany)                                                  140             6,711               7,407
  Argyll Group PLC (United Kingdom)                                  4,000            21,520              21,121
  Carrefour Supermarche SA (France)                                    115            65,406              69,770
  Ito-Yokado Ltd. (Japan)                                            1,000            54,316              61,598
  JUSCO Co. (Japan)                                                  1,000            25,023              26,053
  LVMH Louis Vuitton Moet-Hennessy (France)                            270            47,982              56,239
  Next PLC (United Kingdom)                                          7,000            44,273              49,573
                                                                                  ----------          ----------
                                                                                     265,231             291,761
                                                                                  ----------          ----------
Telecommunications(.3%)
  Nokia AB (Finland)                                                 1,200            88,852              47,179
  Telecom Italia S.p.A (Italy)                                      19,000            32,997              29,551
  Telecom Italia Mobile S.p.A (Italy)                               19,000            32,076              33,439
                                                                                  ----------          ----------
                                                                                     153,925             110,169
                                                                                  ----------          ----------
Telephone Utilities(.3%)
   DDI Corporation (Japan)                                              7             52,548              54,237
  Telefonica de Espana (Spain)                                       3,000            42,390              41,550
                                                                                  ----------          ----------
                                                                                      94,938              95,787
                                                                                  ----------          ----------
Tobacco(.1%)
  PT HM Sampoerna (Indonesia)                                        4,000            37,930              41,636
                                                                                  ----------          ----------
Total Foreign Common Stocks                                                        4,378,634           4,506,556
                                                                                  ----------          ----------
CONVERTIBLE PREFERRED STOCKS(.3% OF NET ASSETS)

Machinery & Equipment(.3%)
  Case Corp.                                                         1,100           105,325             105,050
                                                                                  ----------          ----------
FOREIGN PREFERRED STOCKS(.8% OF NET ASSETS)

Computer Business Equipment & Services(.2%)

  SAP AG (Germany)                                                     400            70,164              60,509
                                                                                  ----------          ----------
Conglomerates(.1%)
  RWE AG (Germany)                                                     185            50,230              51,586
                                                                                  ----------          ----------
Electric Utilities (.2%)
  CEMIG (Brazil)                                                 2,724,149            62,479              57,510
                                                                                  ----------          ----------
Financial Services(.2%)
  Banco Bradesco SA (Brazil)                                     6,140,292            61,113              52,700
                                                                                  ----------          ----------


CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (Cont'd)
December 31, 1995

                                                                                                          MARKET
        SECURITY                                                    SHARES              COST               VALUE
        --------                                                    ------              ----              ------
Telecommunications(.1%)
  Telecomunicacoes de Sao Paulo SA (Brazil)                        350,000        $   61,443          $   51,492
                                                                                  ----------          ----------
Total Foreign Preferred Stocks                                                       305,429             273,797
                                                                                  ----------          ----------

CORPORATE BONDS(17.9% OF NET ASSETS)

Aerospace(.1%)
  British Aerospace Finance Inc.
     8.00%, 1997                                                  $40,000             40,987              41,175
                                                                                  ----------          ----------
Banking(.7%)
  Barnett Banks, Inc.
     8.50%, 1999                                                    35,000            37,251              37,812
  Chemical Banking Corp.
     6.625%, 1998                                                   35,000            35,309              35,675
  Citicorp
     9.46%, 1996                                                    35,000            35,749              35,402
  First Fidelity Bancorporation
     8.50%, 1998                                                    35,000            36,815              36,926
  First Union Corp.
     6.75%, 1998                                                    35,000            35,403              35,657
  Mellon Financial Co.
     6.50%, 1997                                                    35,000            35,234              35,562
  Security Pacific Corp.
     7.75%, 1996                                                    35,000            35,679              35,657
                                                                                  ----------          ----------
                                                                                     251,440             252,691
                                                                                  ----------          ----------
Chemicals(2.0%)
  G-I Holdings
     0.00%, 1998                                                   150,000           112,448             116,250
  IMC Global, Inc.
     6.25%, 2001                                                    90,000            98,025             113,400
  Lyondell Petrochemical Co.
     8.25%, 1997                                                    70,000            71,917              71,806
  NL Industries, Inc.
     0.00%, 2005                                                   175,000           135,972             134,312
  Rexene Corp.
   11.75%, 2004                                                    125,000           135,312             130,937
  Synthetic Industries, Inc.
   12.75%, 2002                                                    125,000           123,125             122,500
                                                                                  ----------          ----------
                                                                                     676,799             689,205
                                                                                  ----------          ----------
Drugs & Cosmetics(.4%)
  Revlon Worldwide Corp.
     0.00%, 1998                                                   175,000           132,833             129,938
                                                                                  ----------          ----------
Financial Services(.6%)
  American General Finance Corp.
     8.50%, 1998                                                    40,000            42,290              42,761
  Associates Corp. of North America
     7.40%, 1999                                                    40,000            41,220              42,153
  Countrywide Funding Corp.
     6.57%, 1997                                                    40,000            40,137              40,569
  Merrill Lynch & Co., Inc.
     8.25%, 1996                                                    55,000            56,242              56,000
  Norwest Financial, Inc.
     6.50%, 1997                                                    35,000            35,263              35,568
                                                                                  ----------          ----------

                                                                                     215,152             217,051
                                                                                  ----------          ----------
Food & Beverages(.7%)
  Grand Metropolitan Investment Corp.
     8.125%, 1996                                                   35,000            35,670              35,496
  Nabisco Brands Inc.
     8.00%, 2000                                                    35,000            36,828              37,202
  Seagram Company Ltd.
     9.75%, 2000                                                    40,000            40,971              40,556
  Van De Kamps, Inc.
    12.00%, 2005                                                   125,000           125,000             129,375
                                                                                  ----------          ----------
                                                                                     238,469             242,629
                                                                                  ----------          ----------


CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (Cont'd)
December 31, 1995

                                                                PRINCIPAL                                 MARKET
        SECURITY                                                 AMOUNT                 COST               VALUE
        --------                                                ---------               ----              ------
Health Services & Hospital Supplies(.4%)
  Regency Health Services, Inc.
     9.875%, 2002                                                $125,000         $  125,000           $ 123,750
c
Leasing(.4%)
  GPA Delaware, Inc.
     8.75%, 1998                                                   125,000           114,327             117,500
  Penske Truck Leasing Co.
     7.75%, 1999                                                    35,000            36,232              36,553
                                                                                  ----------          ----------
                                                                                     150,559             154,053
                                                                                  ----------          ----------
Leisure & Entertainment (5.7%)
  Bally Park Place Funding
     9.25%, 2004                                                 $125,000            121,184             127,188
  Bally's Grand, Inc.
   10.375%, 2003                                                    75,000            75,188              76,500
  Casino America, Inc.
    11.50%, 2001                                                   125,000           125,312             115,625
  Century Communications Corp.
     9.75%, 2002                                                   100,000           102,750             104,500
  Comcast Corp.
     9.125%, 2006                                                  125,000           123,738             130,312
  Comcast UK Cable Partners Ltd
     0.00%, 2007                                                   125,000            73,529              73,125
  Continental Cablevision, Inc.
     9.50%, 2013                                                   125,000           130,312             134,375
  Galaxy Telecom L.P.
   12.375%, 2005                                                   125,000           124,375             124,688
  Graphic Controls Corp.
    12.00%, 2005                                                   125,000           125,000             130,000
  Hollywood Casino Corp.
    12.75%, 2003                                                   125,000           119,101             114,375
  Mohegan Tribal Gaming
    13.50%, 2002                                                   125,000           125,000             135,000
  New World Communications Corp.
     0.00%, 1999                                                   250,000           172,646             172,500
  Paxson Communications Corp.
    11.625%, 2002                                                  125,000           123,538             126,875
  Resorts International, Inc.
    11.00%, 2003                                                   125,000           115,684             116,250
  Rio Hotel & Casino, Inc.
    10.625%, 2005                                                  125,000           121,875             126,992
  Trump Castle Funding, Inc.
    11.75%, 2003                                                   125,000           100,645             107,656
  Trump Taj Mahal
     0.00%, 1999                                                   125,000           107,054             120,312
                                                                                  ----------          ----------
                                                                                   1,986,931           2,036,273
                                                                                  ----------          ----------
Manufacturing(1.0%)
  Figgie International, Inc.
     9.875%, 1999                                                  125,000           125,312             125,000
  Jordan Industries, Inc.
    10.375%, 2003                                                  125,000           114,625             111,250
  Portola Packaging, Inc.
    10.75%, 2005                                                   125,000           125,000             129,375
                                                                                  ----------          ----------
                                                                                     364,937             365,625
                                                                                  ----------          ----------
Oil & Gas(.4%)

  Coastal Corp.
     8.75%, 1999                                                    35,000            37,310              37,766
  Mesa Capital CP
    12.75%, 1998                                                   125,000           119,349             110,625
                                                                                  ----------          ----------
                                                                                     156,659             148,391
                                                                                  ----------          ----------
Paper & Forest Products(1.2%)
  Fort Howard Corp.
     9.00%, 2006                                                   125,000           116,994             122,500
  Gaylord Container Corp.
     0.00%, 2005                                                   125,000           125,330             123,125
  Georgia-Pacific Corp.
     9.85%, 1997                                                    40,000            42,251              42,172



CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (Cont'd)
December 31, 1995

                                                                PRINCIPAL                                 MARKET
        SECURITY                                                 AMOUNT                 COST               VALUE
        --------                                                ---------               ----              ------
Stone Container Corp.
     9.875%, 2001                                                $125,000         $  124,844           $ 121,562
                                                                                  ----------          ----------
                                                                                     409,419             409,359
                                                                                  ----------          ----------
Printing & Publishing(.4%)
  Marvel III Holdings Inc.
     9.125%, 1998                                                 125,000            118,122             115,000
  Reed Publishing USA Inc.
     7.24%, 1997                                                   35,000             35,556              35,645
                                                                                  ----------          ----------
                                                                                     153,678             150,645
                                                                                  ----------          ----------
Retail Trade(.7%)
  Pathmark Stores, Inc.
     0.00%, 2003                                                  250,000            173,264             153,125
  Sears, Roebuck & Co.
     9.44%, 1996                                                   40,000             40,738              40,338
     8.39%, 1999                                                   40,000             42,340              43,062
                                                                                  ----------          ----------
                                                                                     256,342             236,525
                                                                                  ----------          ----------
Savings & Loan(.1%)
  Golden West Financial Corp.
     8.625%, 1998                                                  35,000             37,110              37,368
                                                                                  ----------          ----------
Technology(.2%)
  Storage Technology Corp.
     7.00%, 2008                                                   70,000             86,198              78,050
                                                                                  ----------          ----------
Telecommunications(2.1%)
  A+ Network, Inc.
    11.875%, 2005                                                 125,000            124,093             126,250
  In-Flight Phone Corp.
     0.00%, 2002                                                  125,000             51,250              41,562
  Metrocall, Inc.
    10.375%, 2007                                                 125,000            125,000             132,500
  MFS Communications Company, Inc.
     0.00%, 2004                                                  175,000            134,448             141,312
  PriCellular Corp.
     0.00%, 2003                                                  175,000            126,991             136,500
  Tele-Communications, Inc.
     5.28%, 1996                                                   60,000             59,630              59,761
  TeleWest PLC
    9.625%, 2006                                                   75,000             75,000              76,313
     0.00%, 2007                                                   75,000             45,118              45,281
                                                                                  ----------          ----------
                                                                                     741,530             759,479
                                                                                  ----------          ----------
Telephone Utilities(.2%)
  GTE Corp.
     8.85%, 1998                                                   40,000             42,197              42,646
  MCI Communications Corp.
     7.625, 1996                                                   40,000             40,654              40,637
                                                                                  ----------          ----------
                                                                                      82,851              83,283
                                                                                  ----------          ----------
Tobacco(.2%)
  B.A.T. Capital Corp.
     6.66%, 2000                                                   40,000             40,045              40,924
  Philip Morris Companies Inc.
     8.75%, 1996                                                   40,000             41,186              41,100
                                                                                  ----------          ----------
                                                                                      81,231              82,024
                                                                                  ----------          ----------

Wholesale Trade(.4%)
  Hines Horticulture, Inc.
    11.75%, 2005                                                  125,000            125,000             131,250
                                                                                  ----------          ----------
Total Corporate Bonds                                                              6,313,125           6,368,764
                                                                                  ----------          ----------


CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (Cont'd)
December 31, 1995

                                                                PRINCIPAL                                 MARKET
        SECURITY                                                 AMOUNT                 COST               VALUE
        --------                                                ---------               ----              ------

U.S. GOVERNMENT & AGENCY LONG-TERM OBLIGATIONS (20.4% OF NET ASSETS)

U.S. Treasury Bond
   8.125%, 2019                                                $  830,000         $  960,725          $1,043,592
U.S. Treasury Notes
   7.625%, 1996                                                   440,000            445,431             443,300
   7.375%, 1997                                                   695,000            715,959             721,278
   5.125%, 1998                                                 2,505,000          2,457,523           2,499,139
   6.75%, 1999                                                    945,000            967,148             988,111
   7.50%, 2001                                                    755,000            805,845             831,565
   7.25%, 2004                                                    645,000            684,506             717,259
                                                                                  ----------          ----------
Total U.S. Government & Agency Long-Term Obligations                               7,037,137           7,244,244
                                                                                  ----------          ----------
FOREIGN CURRENCY (.1% OF NET ASSETS)

Australian Dollar                                                      75                 54                  53
British Pound Sterling                                              1,373              2,121               2,133
Canadian Dollar                                                       160                117                 117
Deutsche Mark                                                       6,272              4,341               4,372
French Franc                                                        1,296                260                 265
Hong Kong Dollar                                                    6,461                836                 836
Japanese Yen                                                      237,194              2,313               2,297
Malaysian Ringgit                                                     462                182                 182
Netherlands Guilder                                                 1,310                822                 816
Spanish Peseta                                                    105,303                854                 868

Total Foreign Currency                                                                11,900              11,939
                                                                                  ----------          ----------
REPURCHASE AGREEMENTS(4.4% OF NET ASSETS)

State Street Bank & Trust Co.
   4.75%, due 1/2/96                                            1,549,000          1,549,000           1,549,000
                                                                                 -----------         -----------
TOTAL INVESTMENTS                                                                $33,376,423         $35,260,242
                                                                                 -----------         -----------
                                                                                 -----------         -----------

CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN DIVERSIFIED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 1995

        SECURITY                                        SHARES                COST                VALUE
        --------                                        ------                ----                -----
COMMON STOCKS(22.0% OF NET ASSETS)

Aerospace(1.5%)
  General Dynamics Corp.                                 2,500              $132,647            $147,812
  Lockheed Martin Corp.                                  1,100                67,177              86,900
  Rockwell International Corp.                           1,700                76,882              89,888
                                                                          ----------          ----------
                                                                             276,706             324,600
                                                                          ----------          ----------
Banking(2.7%)
  Bank of Boston Corp.                                   2,300               101,648             106,375
  Bankers Trust New York Corp.                           2,000               137,224             133,000
  Chase Manhattan Corp.                                  1,700                96,382             103,063
  Morgan (J.P.) & Company, Inc.                          1,400               102,298             112,350
  PNC Bank Corp.                                         3,700               105,709             119,325
                                                                          ----------          ----------
                                                                             543,261             574,113
                                                                          ----------          ----------
Business Equipment & Services(.4%)
  New England Business Service, Inc.                     4,200                81,669              91,875
                                                                          ----------          ----------
Chemicals(1.0%)
  Goodrich (B.F.) Co.                                    1,400                83,398              95,375
  Monsanto Co.                                             900                85,788             110,250
                                                                          ----------          ----------
                                                                             169,186             205,625
                                                                          ----------          ----------
Conglomerates(.5%)
  Hanson PLC                                             6,700               115,099             102,175
                                                                          ----------          ----------
Drugs & Cosmetics(1.2%)
  American Home Products Corp.                           1,300                99,866             126,100
  Bristol-Myers Squibb Co.                               1,500               102,855             128,812
                                                                          ----------          ----------
                                                                             202,721             254,912
                                                                          ----------          ----------
Electric Utilities(3.6%)
  Entergy Corp.                                          4,200               101,094             122,850
  FPL Group, Inc.                                        3,100               120,730             143,763
  Illinova Corp.                                         3,400                86,477             102,000
  Kansas City Power & Light Co.                          4,500               100,935             117,563
  Texas Utilities Co.                                      600                24,133              24,675
  Unicom Corp.                                           4,300               121,621             140,825
  Western Resources, Inc.                                3,500               106,869             116,812
                                                                          ----------          ----------
                                                                             661,859             768,488
                                                                          ----------          ----------
Health Services & Hospital Supplies(.4%)
  Baxter International Inc.                              2,000                78,140              83,750
                                                                          ----------          ----------
Insurance(2.1%)
  Aetna Life & Casualty Co.                              2,000               136,140             138,500
  CIGNA Corp.                                              800                82,282              82,600
  Hartford Steam Boiler Inspection & Insurance Co.       2,500               116,713             125,000
  St. Paul Companies Inc.                                1,800                97,776             100,125
                                                                          ----------          ----------
                                                                             432,911             446,225
                                                                          ----------          ----------
Iron & Steel(1.0%)
  Carpenter Technology Corp.                             2,800               107,548             115,150
  UNR Industries Inc.                                   12,000               105,000             103,500
                                                                          ----------          ----------
                                                                             212,548             218,650
                                                                          ----------          ----------
Oil & Gas(3.9%)
  Amoco Corp.                                            1,200                76,884              86,250
  Chevron Corp.                                          2,200               106,854             115,500
  Exxon Corp.                                            1,400               102,298             112,175
  Mobil Corp.                                            1,100               104,989             123,200
  Panhandle Eastern Corp.                                5,600               141,092             156,100
  Royal Dutch Petroleum Co.                                900               107,763             127,012
  Ultramar Corp.                                         3,900                92,602             100,425
                                                                          ----------          ----------
                                                                             732,482             820,662
                                                                          ----------          ----------
Real Estate(1.4%)
  Camden Property Trust                                  4,300                94,364             102,663
  Health & Retirement Property Trust                     5,700                88,966              92,625
  Meditrust Corp.                                        2,800                93,296              97,650
                                                                          ----------          ----------
                                                                             276,626             292,938
                                                                          ----------          ----------
Retail Trade(.3%)
  Sears, Roebuck & Co.                                   1,600                51,912              62,400
                                                                          ----------          ----------
Savings & Loan(.3%)
  Ahmanson (H.F.) & Co.                                  2,500                59,975              66,250
                                                                          ----------          ----------

CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN DIVERSIFIED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 1995

        SECURITY                                        SHARES                COST                VALUE
        --------                                        ------                ----                -----
Telephone Utilities(1.7%)
  Ameritech Corp.                                        2,000              $102,140            $118,000
  GTE Corp.                                              2,500                91,737             110,000
  NYNEX Corp.                                            2,300               103,661             124,200
                                                                          ----------          ----------
                                                                             297,538             352,200
                                                                          ----------          ----------
Total Common Stocks                                                        4,192,633           4,664,863
                                                                          ----------          ----------
CONVERTIBLE PREFERRED STOCKS(.5% OF NET ASSETS)

Machinery & Equipment(.5%)
  Case Corp.                                             1,100               105,325             105,050
                                                                          ----------          ----------

                                                      PRINCIPAL
CORPORATE BONDS(23.1% OF NET ASSETS)                   AMOUNT
                                                      ---------
Aerospace(.3%)
  British Aerospace Finance Inc.
     8.00%,1997                                        $55,000                56,357              56,616
                                                                          ----------          ----------
Banking(1.7%)
  Barnett Banks, Inc.
     8.50%, 1999                                        55,000                58,537              59,419
  Chemical Banking Corp.
     6.625%, 1998                                       50,000                50,441              50,964
  Citicorp
     9.46%, 1996                                        50,000                51,071              50,574
  First Fidelity Bancorporation
     8.50%, 1998                                        50,000                52,593              52,751
  First Union Corp.
     6.75%, 1998                                        50,000                50,575              50,939
  Mellon Financial Co.
     6.50%, 1997                                        50,000                50,334              50,803
  Security Pacific Corp.
     7.75%, 1996                                        50,000                50,970              50,938
                                                                          ----------          ----------
                                                                             364,521             366,388
                                                                          ----------          ----------
Chemicals(2.0%)
  G-I Holdings
     0.00%, 1998                                       100,000                74,966              77,500
  IMC Global, Inc.
     6.25%, 2001                                        90,000                98,025             113,400
  Lyondell Petrochemical Co.
     8.25%, 1997                                       100,000               102,738             102,580
  NL Industries, Inc.
     0.00%, 2005                                       100,000                77,698              76,750
  Rexene Corp.
   11.75%, 2004                                         75,000                81,187              78,562
  Synthetic Industries, Inc.
   12.75%, 2002                                         75,000                73,875              73,500
                                                                          ----------          ----------
                                                                             508,489             522,292
                                                                          ----------          ----------
Drugs & Cosmetics(.3%)
  Revlon Worldwide Corp.
     0.00%, 1998                                       100,000                75,905              74,250
                                                                          ----------          ----------
Financial Services(1.4%)
  American General Finance Corp.
     8.50%, 1998                                        55,000                58,149              58,796
  Associates Corp. of North America
     7.40%, 1999                                        55,000                56,678              57,961
  Countrywide Funding Corp.
     6.57%, 1997                                        55,000                55,188              55,783
  Merrill Lynch & Co., Inc.
     8.25%, 1996                                        80,000                81,807              81,455
  Norwest Financial, Inc.
     6.50%, 1997                                        50,000                50,375              50,811
                                                                          ----------          ----------
                                                                             302,197             304,806
                                                                          ----------          ----------

CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN DIVERSIFIED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 1995

                                                      PRINCIPAL
        SECURITY                                       AMOUNT                 COST                VALUE
        --------                                      ---------               ----                -----
Food & Beverages(1.1%)
  Grand Metropolitan Investment Corp.
     8.125%, 1996                                      $50,000               $50,957            $ 50,708
  Nabisco Brands Inc.
     8.00%, 2000                                        50,000                52,612              53,145
  Seagram Company Ltd.
     9.75%, 2000                                        55,000                56,335              55,764
  Van De Kamps, Inc.
    12.00%, 2005                                        75,000                75,000              77,625
                                                                          ----------          ----------
                                                                             234,904             237,242
                                                                          ----------          ----------
Health Services & Hospital Supplies(.4%)
  Regency Health Services, Inc.
     9.875%, 2002                                       75,000                75,000              74,250
                                                                          ----------          ----------
Leasing(.6%)
  GPA Delaware, Inc.
     8.75%, 1998                                        75,000                68,596              70,500
  Penske Truck Leasing Co.
     7.75%, 1999                                        50,000                51,759              52,218
                                                                          ----------          ----------
                                                                             120,355             122,718
                                                                          ----------          ----------
Leisure & Entertainment (6.0%)
  Argyle Television Inc.
     9.75%, 2005                                        75,000                74,906              74,625
  Bally Park Place Funding
     9.25%, 2004                                        75,000                72,711              76,313
  Bally's Grand, Inc.
   10.375%, 2003                                        50,000                50,125              51,000
  Casino America, Inc.
    11.50%, 2001                                        75,000                75,188              69,375
  Comcast Corp.
     9.125%, 2006                                       75,000                74,243              78,188
  Comcast UK Cable Partners Ltd.
     0.00%, 2007                                        75,000                44,117              43,875
  Continenal Cablevision, Inc.
     9.50%, 2013                                        75,000                78,188              80,625
  Galaxy Telecom L.P.
   12.375%, 2005                                        75,000                74,625              74,812
  Graphic Controls Corp.
    12.00%, 2005                                        75,000                75,000              78,000
  Hollywood Casino Corp.
    12.75%, 2003                                        75,000                71,461              68,625
  Mohegan Tribal Gaming
    13.50%, 2002                                        75,000                75,000              81,000
  New World Communications Corp.
    0.00%, 1999                                        150,000               103,587             103,500
  Paxson Communications Corp.
    11.625%, 2002                                       75,000                74,122              76,125
  Resorts International, Inc.
    11.00%, 2003                                        75,000                69,411              69,750
  Rio Hotel & Casino, Inc.
    10.625%, 2005                                       75,000                73,125              76,195
  Trump Castle Funding, Inc.
    11.75%, 2003                                        75,000                60,387              64,594
  Trump Taj Mahal
     0.00%, 1999                                        75,000                63,469              72,188
  United International Holdings, Inc.
     0.00%, 1999                                        50,000                29,626              29,375
                                                                          ----------          ----------
                                                                           1,239,291           1,268,165
                                                                          ----------          ----------
Manufacturing(1.5%)
  Figgie International
    9.875%, 1999                                        75,000                75,187              75,000
  Jordan Industries, Inc.
    10.375%, 2003                                       75,000                68,775              66,750
  Portola Packaging, Inc.
    10.75%, 2005                                        75,000                75,000              77,625
                                                                          ----------          ----------
                                                                             218,962             219,375
                                                                          ----------          ----------

CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN DIVERSIFIED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 1995

                                                      PRINCIPAL
        SECURITY                                       AMOUNT                 COST                VALUE
        --------                                      ---------               ----                -----
Oil & Gas(.6%)
  Coastal Corp.
     8.75%, 1999                                       $50,000               $53,299            $ 53,951
  Mesa Capital CP
    12.75%, 1998                                        75,000                71,531              66,375
                                                                          ----------          ----------
                                                                             124,830             120,326
                                                                          ----------          ----------
Paper & Forest Products(1.3%)
  Fort Howard Corp.
     9.00%, 2006                                        75,000                70,196              73,500
  Gaylord Container Corp.
     0.00%, 2005                                        75,000                75,198              73,875
  Georgia-Pacific Corp.
     9.85%, 1997                                        55,000                58,095              57,987
  Stone Container Corp.
     9.875%, 2001                                       75,000                74,906              72,938
                                                                          ----------          ----------
                                                                             278,395             278,300
                                                                          ----------          ----------
Printing & Publishing(.6%)
  Marvel III Holdings Inc.
     9.125%, 1998                                       75,000                70,873              69,000
  Reed Publishing USA Inc.
     7.24%, 1997                                        50,000                50,794              50,921
                                                                          ----------          ----------
                                                                             121,667             119,921
                                                                          ----------          ----------
Retail Trade(1.0%)
  Pathmark Stores, Inc.
     0.00%, 2003                                       150,000               103,959              91,875
  Sears, Roebuck & Co.
     9.44%, 1996                                        55,000                56,014              55,464
     8.39%, 1999                                        55,000                58,217              59,210
                                                                          ----------          ----------
                                                                             218,190             206,549
                                                                          ----------          ----------
Savings & Loan(.3%)
  Golden West Financial Corp.
     8.625%, 1998                                       50,000                53,014              53,382
                                                                          ----------          ----------
Technology(.4%)
  Storage Technology Corp.
     7.00%, 2008                                        70,000                86,198              78,050
                                                                          ----------          ----------
Telecommunications(2.4%)
  A+ Network, Inc.
    11.875%, 2005                                       75,000                74,455              75,750
  In-Flight Phone Corp.
     0.00%, 2002                                        75,000                30,750              24,938
  Metrocall, Inc.
    10.375%, 2007                                       75,000                75,000              79,500
  MFS Communications Company, Inc.
     0.00%, 2004                                       100,000                76,827              80,750
  PriCellular Corp.
     0.00%, 200+A323                                   100,000                71,832              78,000
  Tele-Communications, Inc.
     5.28%, 1996                                        80,000                79,507              79,681
  TeleWest PLC
    9.625%, 2006                                        50,000                50,000              50,875
     0.00%, 2007                                        50,000                30,079              30,188
                                                                          ----------          ----------
                                                                             488,450             499,682
                                                                          ----------          ----------
Telephone Utilities(.5%)
  GTE Corp.
     8.85%, 1998                                        55,000                58,021              58,638
  MCI Communications Corp.
     7.625, 1996                                        55,000                55,900              55,876
                                                                          ----------          ----------
                                                                             113,921             114,514
                                                                          ----------          ----------
Tobacco(.5%)
  B.A.T Capital Corp.
     6.66%, 2000                                        55,000                55,062              56,270
  Philip Morris Companies Inc.
     8.75%, 1996                                        55,000                56,632              56,512
                                                                          ----------          ----------
                                                                             111,694             112,782
                                                                          ----------          ----------

CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN DIVERSIFIED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 1995

                                                      PRINCIPAL
        SECURITY                                       AMOUNT                 COST                VALUE
        --------                                      ---------               ----                -----
Wholesale Trade(.2%)
  Hines Horticulture, Inc.
    11.75%, 2005                                       $50,000               $50,000            $ 52,500
                                                                          ----------          ----------
Total Corporate Bonds                                                      4,842,340           4,882,108
                                                                          ----------          ----------

U.S. GOVERNMENT & AGENCY LONG-TERM OBLIGATIONS(48.9% OF NET ASSETS)

U.S. Treasury Bond
   8.125%, 2019                                      1,160,000             1,342,700           1,458,514
U.S. Treasury Notes
   7.625%, 1996                                        695,000               703,579             700,213
   7.375%, 1997                                      1,025,000             1,055,910           1,063,755
   5.125%, 1998                                      3,610,000             3,541,186           3,601,458
   6.75%, 1999                                       1,320,000             1,350,937           1,380,219
   7.50%, 2001                                       1,055,000             1,126,048           1,161,988
   7.25%, 2004                                         895,000               949,819             995,267
                                                                          ----------          ----------
Total U.S. Government & Agency Long-Term Obligations                      10,070,179          10,361,414
                                                                          ----------          ----------
REPURCHASE AGREEMENTS(4.2% OF NET ASSETS)

State Street Bank & Trust Co.
   4.75%, due 1/2/96                                   886,000               886,000             886,000
                                                                         -----------         -----------
TOTAL INVESTMENTS                                                        $20,096,477         $20,899,435
                                                                         -----------         -----------

CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 1995

                                                                                                                        MARKET
                SECURITY                                  SHARES                              COST                       VALUE
                --------                                  ------                              ----                      ------
COMMON STOCKS(61.6% OF NET ASSETS)

Aerospace(3.0%)
  General Dynamics Corp.                                   3,800                          $201,624                    $224,675
  Lockheed Martin Corp.                                    2,400                           146,568                     189,600
  Loral Corp.                                              3,800                           105,583                     134,425
  McDonnell Douglas Corp.                                  1,100                            87,802                     101,200
  Rockwell International Corp.                             2,800                           126,321                     148,050
                                                                                        ----------                   ---------
                                                                                           667,898                     797,950
                                                                                        ----------                   ---------
Airlines(.7%)
  AMR Corp.                                                  800                            56,656                      59,400
  Delta Air Lines, Inc.                                      700                            52,287                      51,713
  Northwest Airlines Corp.                                 1,500                            54,188                      76,500
                                                                                        ----------                   ---------
                                                                                           163,131                     187,613
                                                                                        ----------                   ---------
Apparel & Textiles(1.3%)
  Nautica Enterprises, Inc.                                2,500                            83,213                     109,375
  St. John Knits, Inc.                                     1,800                            82,545                      95,625
  Tommy Hilfiger Corp.                                     3,400                           117,275                     144,075
                                                                                        ----------                   ---------
                                                                                           283,033                     349,075
                                                                                        ----------                   ---------
Auto & Auto Related (.3%)
  Discount Auto Parts, Inc.                                2,700                            87,338                      84,037
                                                                                        ----------                   ---------
Banking(4.1%)
  Bank of Boston Corp.                                     4,600                           207,502                     212,750
  Bankers Trust New York Corp.                             2,800                           192,002                     186,200
  Chase Manhattan Corp.                                    3,400                           194,483                     206,125
  Morgan (J.P.) & Company, Inc.                            2,800                           204,596                     224,700
  PNC Bank Corp.                                           5,900                           173,723                     190,275
  Wells Fargo & Co.                                          300                            56,009                      64,800
                                                                                        ----------                   ---------
                                                                                         1,028,315                   1,084,850
                                                                                        ----------                   ---------
Building Materials & Construction(.2%)
  USG Corp.                                                1,900                            51,671                      57,000
                                                                                        ----------                   ---------
Business Equipment & Services(.6%)
  Medic Computer Systems, Inc.                               900                            45,860                      54,450
  New England Business Service, Inc.                       4,200                            81,669                      91,875
                                                                                        ----------                   ---------
                                                                                           127,529                     146,325
                                                                                        ----------                   ---------
Chemicals(2.6%)
  Cabot Corp.                                                600                            32,030                      32,325
  FMC Corp.                                                  800                            62,110                      54,100
  Goodrich (B.F.) Co.                                      2,200                           131,054                     149,875
  Grace (W.R.) & Co.                                       1,400                            95,298                      82,775
  IMC Global, Inc.                                         2,200                            69,927                      89,925
  Monsanto Co.                                             1,600                           152,512                     196,000
  Potash Corporation of Saskatchewan Inc.                  1,200                            68,484                      85,050
                                                                                        ----------                   ---------
                                                                                           611,415                     690,050
                                                                                        ----------                   ---------

Commercial Services(2.2%)
  AccuStaff, Inc.                                          3,000                            53,163                     132,000
  Alternative Resources Corp.                              1,600                            50,350                      48,400
  Cambridge Technology Partners, Inc.                      2,200                            89,275                     126,500
  Corrections Corporation of America                       5,000                           115,600                     185,625
  Quintiles Transnational Corp.                            2,400                            75,425                      98,400
                                                                                        ----------                   ---------
                                                                                           383,813                     590,925
                                                                                        ----------                   ---------
Computer Business Equipment & Services(5.9%)
  Acxiom Corporation                                       3,200                            86,825                      87,600
  ALANTEC Corp.                                            2,000                            78,901                     116,500
  Cognex Corp.                                             5,000                           125,074                     173,750
  Comverse Technology, Inc.                                2,800                            64,601                      56,000
  Davidson and Associates, Inc.                            2,200                            57,665                      48,400
  Epic Design Technology, Inc.                             3,200                            68,131                      67,200
  Global Village Communication                             3,000                            43,294                      58,125
  Hyperion Software Corp.                                  4,200                            99,476                      89,250
  Inso Corp.                                               1,500                            48,699                      63,750
  McAfee Associates, Inc.                                  2,950                            98,310                     129,431
  Microcom, Inc.                                           2,000                            51,758                      52,000
  National Data Corp.                                      1,800                            46,674                      44,550
  NetManage, Inc.                                          2,500                            72,705                      58,125
  Optical Data Systems, Inc.                               1,300                            50,743                      32,825
  Project Software & Development, Inc.                     2,500                            74,147                      87,188
  Rational Software Corp.                                  2,900                            55,103                      64,888

CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Cont'd)
December 31, 1995


                                                                                                                        MARKET
                SECURITY                                  SHARES                              COST                       VALUE
                --------                                  ------                              ----                      ------
  Remedy Corp.                                             1,100                           $46,275                     $65,175
  Shiva Corp.                                              1,000                            69,600                      72,750
  StorMedia, Inc.                                          2,100                            93,618                      76,650
  Zebra Technologies Corp.                                 3,600                           107,625                     122,400
                                                                                        ----------                   ---------
                                                                                         1,439,224                   1,566,557
                                                                                        ----------                   ---------
Conglomerates(1.1%)
  Hanson PLC                                               6,700                           115,099                     102,175
  Jardine Matheson Holdings Ltd.                              45                               228                         308
  Textron, Inc.                                            1,500                           103,043                     101,250
  Tyco International Ltd.                                  2,600                            78,451                      92,625
                                                                                        ----------                   ---------
                                                                                           296,821                     296,358
                                                                                        ----------                   ---------

Drugs & Cosmetics(1.2%)
  American Home Products Corp.                             1,800                           138,276                     174,600
  Bristol-Myers Squibb Co.                                 1,500                           102,855                     128,813
  Watson Pharmaceuticals, Inc.                               600                            24,846                      29,400
                                                                                        ----------                   ---------
                                                                                           265,977                     332,813
                                                                                        ----------                   ---------
Electric Utilities(4.1%)
  Entergy Corp.                                            7,100                           170,897                     207,675
  FPL Group, Inc.                                          4,900                           190,831                     227,238
  Illinova Corp.                                           5,000                           127,074                     150,000
  Kansas City Power & Light Co.                            4,500                           100,935                     117,563
  Texas Utilities Co.                                      1,200                            48,267                      49,350
  Unicom Corp.                                             7,300                           208,751                     239,075
  Western Resources, Inc.                                  3,500                           106,869                     116,813
                                                                                        ----------                   ---------
                                                                                           953,624                   1,107,714
                                                                                        ----------                   ---------
Electrical & Electronic Equipment(2.8%)
  Actel Corp.                                              4,300                            67,995                      46,225
  Allen Group, Inc.                                        2,500                            75,806                      55,937
  Burr-Brown Corp.                                         2,200                            71,520                      56,100
  Cable Design Technologies                                1,300                            53,354                      57,200
  Cidco, Inc.                                              1,400                            49,200                      35,700
  Conner Peripherals, Inc.                                 1,300                            21,470                      27,300
  Credence Systems Corp.                                   2,100                            69,474                      48,038
  GaSonics International                                   3,050                            67,335                      41,175
  Input/Output, Inc.                                       1,400                            53,836                      80,850
  Kemet Corp.                                              3,500                           102,165                      83,562
  S3, Inc.                                                 4,000                            73,417                      70,500
  Sanmina Corp.                                            1,700                            77,963                      88,188
  Ultratech Stepper, Inc.                                  2,700                           110,880                      69,525
                                                                                        ----------                   ---------
                                                                                           894,415                     760,300
                                                                                        ----------                   ---------
Environmental Control(.7%)
  Tetra Tech, Inc.                                         3,000                            66,375                      68,250
  United Waste Systems, Inc.                               3,400                           137,947                     126,650
                                                                                        ----------                   ---------
                                                                                           204,322                     194,900
                                                                                        ----------                   ---------
Financial Services(.2%)
  Amresco, Inc.                                            3,700                            45,029                      47,175
                                                                                        ----------                   ---------
Food & Beverages(.2%)
  Dole Food Company, Inc.                                  1,500                            45,589                      52,500
                                                                                        ----------                   ---------
Health Services & Hospital Supplies(4.2%)
  Baxter International Inc.                                4,300                           168,001                     180,062
  Columbia Healthcare Corp.                                1,600                            75,912                      81,200
  Express Scripts, Inc.                                    1,700                            66,188                      86,700
  Gulf South Medical Supply, Inc.                          2,900                            69,436                      87,725
  Idexx Laboratories, Inc.                                 2,300                            89,042                     108,100
  MedPartners. Inc.                                        2,000                            55,430                      66,000
  Omnicare, Inc.                                           2,100                            71,526                      93,975
  OrNda Healthcorp                                         2,700                            49,527                      62,775
  PhyCor, Inc.                                             2,250                            62,432                     113,766
  Physician Reliance Network, Inc.                         1,900                            58,063                      75,525
  Physician Sales & Service, Inc.                          5,800                            93,344                     165,300
                                                                                        ----------                   ---------
                                                                                           858,901                   1,121,128
                                                                                        ----------                   ---------
Insurance(4.0%)
  Aetna Life & Casualty Co.                                3,200                           217,824                     221,600
  Allstate Corp.                                           2,300                            78,074                      94,587
  CIGNA Corp.                                              1,600                           164,564                     165,200
  Compdent Corp.                                           2,000                            54,005                      83,000
  Hartford Steam Boiler Inspection & Insurance Co.         2,500                           116,713                     125,000
  St. Paul Companies Inc.                                  2,900                           157,528                     161,312

CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Cont'd)
December 31, 1995

                                                                                                                        MARKET
                SECURITY                                  SHARES                              COST                       VALUE
                --------                                  ------                              ----                      ------
  TIG Holdings, Inc.                                       2,000                           $51,390                     $57,000
  Travelers Group                                          2,500                           119,408                     157,187
                                                                                        ----------                   ---------
                                                                                           959,506                   1,064,886
                                                                                        ----------                   ---------
Iron & Steel(.8%)
  Carpenter Technology Corp.                               2,800                           107,548                     115,150
  UNR Industries Inc.                                     12,000                           105,000                     103,500
                                                                                        ----------                   ---------
                                                                                           212,548                     218,650
                                                                                        ----------                   ---------
Leasing(.2%)
  Oxford Resources Corp.                                   2,400                            61,435                      54,000
                                                                                        ----------                   ---------
Leisure & Entertainment(1.0%)
  Clear Channel Communications, Inc.                       2,400                            93,097                     105,900
  Mattel, Inc.                                             1,700                            48,994                      52,275
  Regal Cinemas, Inc.                                      3,750                            88,612                     111,562
                                                                                        ----------                   ---------
                                                                                           230,703                     269,737
                                                                                        ----------                   ---------
Lodging & Restaurants(.5%)
  Boston Chicken, Inc.                                     2,800                            69,556                      89,950
  Papa John's International, Inc.                          1,300                            53,996                      53,544
                                                                                        ----------                   ---------
                                                                                           123,552                     143,494
                                                                                        ----------                   ---------
Machinery & Equipment(1.2%)
  Case Corp.                                               2,000                            76,114                      91,500
  Electroglas, Inc.                                        4,000                           142,745                      98,000
  Harnischfeger Industries, Inc.                             800                            25,029                      26,600
  Mark IV Industries, Inc.                                 1,900                            42,408                      37,525
  Parker-Hannifin Corp.                                    1,600                            63,712                      54,800
                                                                                        ----------                   ---------
                                                                                           350,008                     308,425
                                                                                        ----------                   ---------
Manufacturing(1.5%)
  AGCO Corp.                                               1,600                            77,163                      81,600
  Black & Decker Corp.                                     1,500                            48,855                      52,875
  Blyth Industries, Inc.                                   3,000                            70,890                      88,500
  FSI International, Inc.                                  3,000                            99,510                      60,750
  Helix Technology Corp.                                   1,700                            75,581                      67,150
  Integrated Process Equipment Corp.                       1,800                            63,312                      42,300
                                                                                        ----------                   ---------
                                                                                           435,311                     393,175
                                                                                        ----------                   ---------
Miscellaneous(.3%)
  Premark International, Inc.                              1,800                            93,911                      91,125
                                                                                        ----------                   ---------
Office Equipment(.6%)
  US Office Products Co.                                   3,000                            53,829                      68,250
  Xerox Corp.                                                600                            72,642                      82,200
                                                                                        ----------                   ---------
                                                                                           126,471                     150,450
                                                                                        ----------                   ---------
Oil & Gas(4.8%)
  Amoco Corp.                                              1,900                           121,733                     136,562
  Chevron Corp.                                            3,800                           184,566                     199,500
  Exxon Corp.                                              1,400                           102,298                     112,175
  Mobil Corp.                                              1,900                           181,345                     212,800
  Panhandle Eastern Corp.                                  9,400                           236,833                     262,025
  Repsol SA (ADR)                                          1,300                            41,309                      42,601
  Royal Dutch Petroleum Co.                                1,300                           155,491                     183,462
  Ultramar Corp.                                           3,900                            92,602                     100,425
  YPF Sociedad Anonima (ADR)                               1,300                            23,478                      28,112
                                                                                        ----------                   ---------
                                                                                         1,139,655                   1,277,662
                                                                                        ----------                   ---------
Paper & Forest Products(.3%)
  Kimberly-Clark Corp.                                     1,092                            65,310                      90,363
                                                                                        ----------                   ---------
Printing & Publishing(.4%)
  Gartner Group, Inc.                                      2,300                            69,670                     110,112
                                                                                        ----------                   ---------
Real Estate(1.1%)
  Camden Property Trust                                    4,300                            94,363                     102,662
  Castle & Cooke Inc.                                        500                             6,816                       8,375
  Health & Retirement Property Trust                       5,700                            88,966                      92,625
  Meditrust Corp.                                          2,800                            93,296                      97,650
                                                                                        ----------                   ---------
                                                                                           283,441                     301,312
                                                                                        ----------                   ---------
Retail Trade(2.3%)
  CDW Computer Centers, Inc.                               1,700                            94,368                      68,850
  Corporate Express, Inc.                                  2,500                            61,875                      75,312
  Eckerd Corp.                                             1,500                            54,667                      66,937
  Kroger Co.                                               2,400                            78,768                      90,000

CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC
LIFESPAN CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Cont'd)
December 31, 1995


                                                                                                                        MARKET
                SECURITY                                  SHARES                              COST                       VALUE
                --------                                  ------                              ----                      ------
  MSC Industrial Direct Co., Inc.                          1,300                           $29,958                     $35,750
  Sears, Roebuck & Co.                                     4,200                           136,269                     163,800
  Service Merchandise Co., Inc.                            2,200                            15,829                      11,000
  Sunglass Hut International, Inc.                         3,000                            64,875                      71,250
  Waban Inc.                                               2,200                            41,679                      41,250
                                                                                        ----------                   ---------
                                                                                           578,288                     624,149
                                                                                        ----------                   ---------
Savings & Loan (.4%)
  Ahmanson (H.F.) & Co.                                    4,300                           104,548                     113,950
                                                                                        ----------                   ---------
Technology(1.8%)
  Compaq Computer Corp.                                    1,500                            73,210                      72,000
  Electronics for Imaging, Inc.                            3,800                           108,304                     166,250
  Seagate Technology, Inc.                                 1,100                            50,556                      52,250
  Storage Technology Corp.                                 1,800                            49,626                      42,975
  Stratus Computer, Inc.                                   2,000                            64,942                      69,250
  Sun Microsystems, Inc.                                   1,800                            63,197                      82,125
                                                                                        ----------                   ---------
                                                                                           409,835                     484,850
                                                                                        ----------                   ---------
Telcommunications(1.5%)
  Aspect Telecommunications Corp.                          3,500                            87,680                     117,250
  Coherent Communications Systems Corp.                    3,000                            71,687                      57,750
  DSP Communications, Inc.                                 2,000                            64,137                      87,250
  Ericsson LM Tel. Co.(ADR)                                3,520                            85,178                      68,640
  LCI International, Inc.                                  3,000                            60,090                      61,500
                                                                                        ----------                   ---------
                                                                                           368,772                     392,390
                                                                                        ----------                   ---------
Telephone Utilities(2.6%)
  Ameritech Corp.                                          3,800                           194,066                     224,200
  GTE Corp.                                                4,700                           172,466                     206,800
  NYNEX Corp.                                              4,000                           180,280                     216,000
  VTEL Corp.                                               3,000                            65,307                      55,500
                                                                                        ----------                   ---------
                                                                                           612,119                     702,500
                                                                                        ----------                   ---------
Transportation(.9%)
  Atlas Air, Inc.                                          3,700                            59,648                      61,975
  Fritz Companies, Inc.                                    2,600                            93,975                     107,900
  Wisconsin Central Transportation                         1,100                            68,164                      72,325
                                                                                        ----------                   ---------
                                                                                           221,787                     242,200
                                                                                        ----------                   ---------
Total Common Stocks                                                                     14,854,915                  16,500,700
                                                                                        ----------                  ----------
FOREIGN COMMON STOCKS(16.8% OF NET ASSETS)

Auto & Auto Related(.5%)
  Autoliv AB (Sweden)                                      1,000                            69,380                      58,436
  Bridgestone Corp. (Japan)                                1,000                            14,680                      15,884
  Michelin CGDE (France)                                   1,000                            43,406                      39,882
  Valeo SA (France)                                          700                            29,263                      32,420
                                                                                        ----------                   ---------
                                                                                           156,729                     146,622
                                                                                        ----------                   ---------
Banking(1.0%)
  Banco Popular Espanol (Spain)                              400                            63,015                      73,768
  Bangkok Bank Company Ltd. (Thailand)                     4,000                            44,822                      48,591
  HSBC Holdings PLC (Hong Kong)                            2,000                            28,104                      30,262
  Malayan Banking Berhad (Malaysia)                        6,000                            48,127                      50,557
  Societe Generale Paris (France)                            215                            26,120                      26,562
  Thai Farmers Bank Ltd. (Thailand)                        4,600                            41,227                      46,383
                                                                                        ----------                   ---------
                                                                                           251,415                     276,123
                                                                                        ----------                   ---------
Building Materials & Construction(.4%)
  Autopistas Concesionaria Espanola SA (Spain)             4,000                            43,742                      45,507
  Compagnie de Saint-Gobain (France)                         250                            31,121                      27,262
  PT Indocement Tunggal Prakar (Indonesia)                 7,000                            25,254                      27,553
                                                                                        ----------                   ---------
                                                                                           100,117                     100,322
                                                                                        ----------                   ---------
Chemicals(.4%)
  Akzo Nobel (Netherlands)                                   200                            23,088                      23,132
  Sekisui Chemical Co. (Japan)                             5,000                            64,190                      73,608
                                                                                        ----------                   ---------
                                                                                            87,278                      96,740
                                                                                        ----------                   ---------
Computer Business Equipment & Services(.4%)
  Fujitsu Ltd. (Japan)                                     8,000                            94,452                      89,104
  Getronics NV (Netherlands)                                 600                            25,816                      28,043
                                                                                        ----------                   ---------
                                                                                           120,268                     117,147
                                                                                        ----------                   ---------

CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Cont'd)
December 31, 1995


                                                                                                                        MARKET
                SECURITY                                  SHARES                              COST                       VALUE
                --------                                  ------                              ----                      ------
Conglomerates(1.1%)
  Canadian Pacific Ltd. (Canada)                           2,100                           $34,243                     $38,255
  First Pacific Co. (Hong Kong)                           42,000                            45,803                      46,712
  Hutchison Whampoa Ltd. (Hong Kong)                      10,000                            51,069                      60,912
  Mannesmann AG (Germany)                                    195                            63,011                      62,082
  Renong Berhad (Malaysia)                                22,000                            42,209                      32,571
  Viag AG (Germany)                                          170                            66,536                      68,142
                                                                                        ----------                   ---------
                                                                                           302,871                     308,674
                                                                                        ----------                   ---------
Drugs & Cosmetics(2.4%)
  Astra AB (Sweden)                                        1,800                            64,464                      71,841
  Ciba-Geigy AG (Switzerland)                                100                            76,437                      87,993
  PT Kalbe Farma (Indonesia)                               6,000                            24,548                      20,337
  Sandoz AG (Switzerland)                                    100                            74,384                      91,547
  Schering AG (Germany)                                    1,000                            73,596                      66,246
  SmithKline Beecham (United Kingdom)                      8,000                            77,593                      88,212
  SmithKline Bch/Bec Units (United Kingdom)                5,000                            46,313                      54,512
  Takeda Chemical Industries (Japan)                       5,000                            69,169                      82,324
  Zeneca Group PLC (United Kingdom)                        4,000                            71,106                      77,372
                                                                                        ----------                   ---------
                                                                                           577,610                     640,384
                                                                                        ----------                   ---------
Electric Utilities(.4%)
  Powergen PLC (United Kingdom)                            3,542                            32,827                      29,265
  VEBA AG (Germany)                                        2,000                            78,130                      84,908
                                                                                        ----------                   ---------
                                                                                           110,957                     114,173
                                                                                        ----------                   ---------
Electrical & Electronic Equipment(1.8%)
  BBC AG Brown Boveri & Cie. (Switzerland)                    65                            72,679                      75,509
  Hitachi Ltd. (Japan)                                     5,000                            53,289                      50,363
  Keyence Corp. (Japan)                                      600                            73,032                      69,153
  Kyocera Corp. (Japan)                                    1,000                            82,761                      74,286
  Matsushita Electric Industrial Co., Ltd. (Japan)         4,000                            59,800                      65,085
  Philips Electronics NV (Netherlands)                     1,100                            52,438                      39,758
  Toshiba Corp. (Japan)                                   14,000                           104,630                     109,695
                                                                                        ----------                   ---------
                                                                                           498,629                     483,849
                                                                                        ----------                   ---------
Financial Services(.7%)
  Compagnie Bancaire SA (France)                             445                            45,816                      49,798
  International Nederlanden Groep NV (Netherlands)         1,000                            55,770                      66,804
  Nichiei Co., Ltd. (Japan)                                1,000                            62,438                      74,576
                                                                                        ----------                   ---------
                                                                                           164,024                     191,178
                                                                                        ----------                   ---------
Food & Beverages(.5%)
  Heineken NV (Netherlands)                                  550                            79,161                      90,141
  Nestle SA (Switzerland)                                     50                            49,041                      55,310
                                                                                        ----------                   ---------
                                                                                           128,202                     145,451
                                                                                        ----------                   ---------
Insurance(.9%)
  AEGON NV (Netherlands)                                   2,000                            68,969                      88,490
  AXA (France)                                               900                            51,543                      60,649
  Munich Reinsurance (Germany)                                25                            51,413                      54,374
  Skandia Foersaekrings AB (Sweden)                        1,300                            30,240                      35,145
                                                                                        ----------                   ---------
                                                                                           202,165                     238,658
                                                                                        ----------                   ---------
Iron &Steel(.5%)
  Acerinox SA (Spain)                                        500                            62,881                      50,577
  Outokumpu Oy (Finland)                                   1,200                            21,951                      19,037
  Rio Tinto-Zinc Corp. PLC (United Kingdom)                4,000                            57,197                      58,146
                                                                                        ----------                   ---------
                                                                                           142,029                     127,760
                                                                                        ----------                   ---------
Leisure & Entertainment(.4%)
  Carlton Communications PLC (United Kingdom)              3,400                            56,147                      50,982
  Television Broadcasts Ltd. (Hong Kong)                  11,000                            41,365                      39,192
  Thorn EMI PLC (United Kingdom)                           1,000                            23,344                      23,552
                                                                                        ----------                   ---------
                                                                                           120,856                     113,726
                                                                                        ----------                   ---------
Machinery & Equipment(.6%)
  Mabuchi Motor Co. (Japan)                                  800                            47,647                      49,743
  Mitsubishi Heavy Industries Ltd. (Japan)                 6,000                            47,396                      47,826
  NSK Limited (Japan)                                      3,000                            19,354                      21,792
  SMC Corp. (Japan)                                          100                             6,496                       7,235
  THK Company Ltd. (Japan)                                 1,000                            28,890                      28,475
                                                                                        ----------                   ---------
                                                                                           149,783                     155,071
                                                                                        ----------                   ---------
Manufacturing(.1%)
  Western Mining Corp. Holdings Ltd. (Australia)           2,000                            13,549                      12,844
                                                                                        ----------                   ---------

CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Cont'd)
December 31, 1995

                                                                                                                        MARKET
                SECURITY                                  SHARES                              COST                       VALUE
                --------                                  ------                              ----                      ------
Miscellaneous(.3%)
  SGS Societe Generale de Surveillance
    Holdings SA (Switzerland)                                 30                           $52,307                     $59,558
  Siemens AG (Germany)                                        40                            21,267                      21,889
                                                                                        ----------                   ---------
                                                                                            73,574                      81,447
                                                                                        ----------                   ---------
Office Equipment(.6%)
  Canon Inc. (Japan)                                       6,000                           107,453                     108,668
  Ricoh Corp., Ltd (Japan)                                 5,000                            53,586                      54,722
                                                                                        ----------                   ---------
                                                                                           161,039                     163,390
                                                                                        ----------                   ---------
Oil & Gas(1.3%)
  Ampolex Ltd. (Australia)                                23,000                            53,528                      50,260
  British Petroleum Co., Ltd. (United Kingdom)             6,000                            46,594                      50,085
  Compagnie Francaise de Petroleum Total (France)            900                            52,383                      60,741
  Hong Kong & China Gas Company Ltd. (Hong Kong)          13,000                            20,922                      20,931
  Imperial Oil Ltd. (Canada)                               1,100                            40,605                      39,573
  Lasmo PLC (United Kingdom)                               7,393                            20,521                      19,978
  Saga Petroleum (Norway)                                  4,000                            52,436                      53,362
  Societe Nationale Elf Aquitaine (France)                   560                            40,394                      41,260
                                                                                        ----------                   ---------
                                                                                           327,383                     336,190
                                                                                        ----------                   ---------
Paper & Forest Products(.1%)
  Mo och Domsjo AB (Sweden)                                  800                            52,051                      34,098
                                                                                        ----------                   ---------
Printing & Publishing(.3%)
  De la Rue PLC (United Kingdom)                           1,600                            22,730                      16,176
  Elsevier NV (Netherlands)                                2,200                            28,232                      29,339
  Wolters-Kluwer NV (Netherlands)                            400                            35,119                      37,839
                                                                                        ----------                   ---------
                                                                                            86,081                      83,354
                                                                                        ----------                   ---------
Retail Trade(1.1%)
  Adidas AG (Germany)                                        140                             6,711                       7,407
  Argyll Group PLC (United Kingdom)                        4,000                            21,520                      21,121
  Carrefour Supermarche SA (France)                          115                            65,406                      69,770
  Ito-Yokado Ltd. (Japan)                                  1,000                            54,316                      61,598
  JUSCO Co. (Japan)                                        1,000                            25,023                      26,053
  LVMH Louis Vuitton Moet-Hennessy (France)                  270                            47,982                      56,239
  Next PLC (United Kingdom)                                7,000                            44,273                      49,573
                                                                                        ----------                   ---------
                                                                                           265,231                     291,761
                                                                                        ----------                   ---------
Telecommunications(.4%)
  Nokia AB (Finland)                                       1,200                            88,852                      47,179
  Telecom Italia S.p.A (Italy)                            19,000                            32,997                      29,551
  Telecom Italia Mobile S.p.A (Italy)                     19,000                            32,076                      33,439
                                                                                        ----------                   ---------
                                                                                           153,925                     110,169
                                                                                        ----------                   ---------
Telephone Utilities(.4%)
   DDI Corporation(Japan)                                     7                             52,547                      54,237
  Telefonica de Espana (Spain)                             3,000                            42,389                      41,550
                                                                                        ----------                   ---------
                                                                                            94,936                      95,787
                                                                                        ----------                   ---------
Tobacco(.2%)
  PT HM Sampoerna (Indonesia)                              4,000                            37,930                      41,636
                                                                                        ----------                   ---------
Total Foreign Common Stocks                                                              4,378,632                   4,506,554
                                                                                        ----------                   ---------
CONVERTIBLE PREFERRED STOCKS(.4% OF NET ASSETS)

Machinery & Equipment(.4%)
 Case Corp.                                                1,100                           105,325                     105,050
                                                                                        ----------                   ---------
FOREIGN PREFERRED STOCKS(1.0% OF NET ASSETS)

Computer Business  Equipment & Services(.2%)
  SAP AG (Germany)                                           400                            70,164                      60,509
                                                                                        ----------                   ---------
Conglomerates(.2%)
  RWE AG (Germany)                                           185                            50,230                      51,586
                                                                                        ----------                   ---------
  CEMIG (Brazil)                                       2,600,000                            62,478                      57,510
                                                                                        ----------                   ---------
Financial Services(.2%)
  Banco Bradesco SA (Brazil)                           6,140,292                            61,113                      52,700
                                                                                        ----------                   ---------

CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Cont'd)
December 31, 1995

                                                                                                                        MARKET
                SECURITY                                  SHARES                              COST                       VALUE
                --------                                  ------                              ----                      ------
Telecommunications(.2%)
  Telecomunicacoes de Sao Paulo SA (Brazil)              350,000                           $61,443                   $  51,492
                                                                                        ----------                   ---------

Total Foreign Preferred Stocks                                                             305,428                     273,797
                                                                                        ----------                   ---------
                                                        PRINCIPAL
CORPORATE BONDS(10.0% OF NET ASSETS)                     AMOUNT
                                                        --------
Chemicals(1.2%)
  G-I Holdings
     0.00%, 1998                                        $ 75,000                            56,224                      58,125
  IMC Global, Inc.
     6.25%, 2001                                          90,000                            98,025                     113,400
  NL Industries, Inc.
     0.00%, 2005                                          75,000                            58,274                      57,563
  Rexene Corp.
   11.75%, 2004                                           50,000                            54,125                      52,375
  Synthetic Industries, Inc.
   12.75%, 2002                                           50,000                            49,250                      49,000
                                                                                         ----------                  ---------
                                                                                           315,898                     330,463
                                                                                        ----------                   ---------
Drugs & Cosmetics(.2%)
  Revlon Worldwide Corp.
     0.00%, 1998                                          75,000                            56,928                      55,688
                                                                                        ----------                   ---------
Food & Beverages(.2%)
  Van De Kamps, Inc.
    12.00%, 2005                                          50,000                            50,000                      51,750
                                                                                        ----------                   ---------
Health Services & Hospital Supplies(.2%)
  Regency Health Services, Inc.
     9.875%, 2002                                         50,000                            50,000                      49,500
                                                                                        ----------                   ---------
Leasing(.2%)
  GPA Delaware, Inc.
     8.75%, 1998                                          50,000                            45,731                      47,000
                                                                                        ----------                   ---------
Leisure & Entertainment (4.1%)
  Argyle Television, Inc.
     9.75%, 2005                                          50,000                            49,937                      49,750
  Bally Park Place Funding
     9.25%, 2004                                          50,000                            48,474                      50,875
  Bally's Casino Holdings, Inc.
     0.00%, 1998                                         100,000                            79,089                      80,500
  Bally's Grand, Inc.
   10.375%, 2003                                          50,000                            50,125                      51,000
  Casino America, Inc.
    11.50%, 2001                                          50,000                            50,125                      46,250
  Century Communications, Inc.
     9.75%, 2002                                          50,000                            51,375                      52,250
  Comcast Corp.
    9.125%, 2006                                          50,000                            49,495                      52,125
  Comcast UK Cable Partners Ltd.
     0.00%, 2007                                          50,000                            29,411                      29,250
  Continental Cablevision, Inc.
     9.50%, 2013                                          50,000                            52,125                      53,750
  Galaxy Telecom L.P.
   12.375%, 2005                                          50,000                            49,750                      49,875
  Graphic Controls Corp.
    12.00%, 2005                                          50,000                            50,000                      52,000
  Hollywood Casino Corp.
    12.75%, 2003                                          50,000                            47,641                      45,750
  Lenfest Communications, Inc.
    8.375%, 2005                                          50,000                            49,853                      50,187
  Mohegan Tribal Gaming
    13.50%, 2002                                          50,000                            50,000                      54,000
  New World Communications Corp.
     0.00%, 1999                                         100,000                            69,058                      69,000
  Paxson Communications Corp.
    11.625%, 2002                                         50,000                            49,415                      50,750

CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Cont'd)
December 31, 1995

                                                        PRINCIPAL                                                       MARKET
                SECURITY                                  AMOUNT                              COST                       VALUE
                --------                                --------                              ----                      ------
  Resorts International, Inc.
    11.00%, 2003                                        $ 50,000                          $ 46,274                    $ 46,500
  Rio Hotel & Casino, Inc.
    10.625%, 2005                                         50,000                            48,750                      50,797
  Trump Castle Funding, Inc.
    11.75%, 2003                                          50,000                            40,258                      43,063
  Trump Taj Mahal
    0.00%, 1999                                           50,000                            42,822                      48,125
  United International Holdings, Inc.
     0.00%, 1999                                         100,000                            59,252                      58,750
                                                                                        ----------                   ---------
                                                                                         1,063,229                   1,084,547
                                                                                        ----------                   ---------
Manufacturing(.5%)
  Figgie International, Inc.
      9.875%, 1999                                        50,000                            50,125                      50,000
  Jordan Industries, Inc.
    10.375%, 2003                                         50,000                            45,850                      44,500
  Portola Packaging, Inc.
    10.75%, 2005                                          50,000                            50,000                      51,750
                                                                                        ----------                   ---------
                                                                                           145,975                     146,250
                                                                                        ----------                   ---------
Oil & Gas(.2%)
  Mesa Capital CP
    12.75%, 1998                                          50,000                            47,740                      44,250
                                                                                        ----------                   ---------
Paper & Forest Products(.7%)
  Doman Industries Ltd.
     8.75%, 2004                                          50,000                            48,646                      47,375
  Fort Howard Corp.
     9.00%, 2006                                          50,000                            46,798                      49,000
  Gaylord Container Corp.
     0.00%, 2005                                          50,000                            50,132                      49,250
  Stone Container Corp.
     9.875%, 2001                                         50,000                            49,937                      48,625
                                                                                        ----------                   ---------
                                                                                           195,513                     194,250
                                                                                        ----------                   ---------
Printing & Publishing(.2%)
  Marvel III Holdings Inc.
     9.125%, 1998                                         50,000                            47,249                      46,000
                                                                                        ----------                   ---------
Retail Trade(.2%)
  Pathmark Stores, Inc.
     0.00%, 2003                                         100,000                            69,306                      61,250
                                                                                        ----------                   ---------
Technology(.3%)
  Storage Technology Corp.
     7.00%, 2008                                          70,000                            86,198                      78,050
                                                                                        ----------                   ---------
Telecommunications(1.6%)
  A+ Network, Inc.
    11.875%, 2005                                         50,000                            49,637                      50,500
  American Communication Services, Inc.
     0.00%, 2005                                         100,000                            54,424                      55,250
  In-Flight Phone Corp.
     0.00%, 2002                                          50,000                            21,171                      16,625
  Metrocall, Inc.
    10.375%, 2007                                         50,000                            50,000                      53,000
  MFS Communications Company, Inc.
     0.00%, 2004                                          75,000                            57,620                      60,562
  MobleMedia Corp.
     9.375%, 2007                                         50,000                            50,000                      51,500
  Paging Network Inc.
    10.125%, 2007                                         50,000                            53,437                      54,125
  PriCellular Corp.
     0.00%, 2003                                          75,000                            54,425                      58,500
  TeleWest PLC
     9.625%, 2006                                         25,000                            25,000                      25,437
                                                                                        ----------                   ---------
     0.00%, 2007                                          25,000                            15,039                      15,094
                                                                                        ----------                   ---------
                                                                                           430,753                     440,593
                                                                                        ----------                   ---------

CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
LIFESPAN CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Cont'd)
December 31, 1995

                                                        PRINCIPAL                                                        MARKET
                SECURITY                                  AMOUNT                               COST                       VALUE
                --------                                --------                               ----                      ------
Wholesale Trade(.2%)
  Hines Horticulture, Inc.
    11.75%, 2005                                        $ 50,000                            $50,000                    $52,500
                                                                                         ----------                  ---------
Total Corporate Bonds                                                                     2,654,520                  2,682,091
                                                                                         ----------                  ---------
U.S. GOVERNMENT & AGENCY LONG-TERM OBLIGATIONS (4.8% OF NET ASSETS)

U.S. Treasury Bond
   8.125%, 2019                                          210,000                           243,075                     264,041
U.S. Treasury Notes
   5.125%, 1998                                          375,000                           368,853                     374,355
   6.75%, 1999                                           235,000                           240,508                     245,721
   7.50%, 2001                                           190,000                           202,795                     209,268
   7.25%, 2004                                           160,000                           169,800                     177,925
                                                                                         ----------                  ---------
Total U.S. Government & Agency Long-Term Obligations                                     1,225,031                   1,271,310
                                                                                         ----------                  ---------
FOREIGN CURRENCY (.1% OF NET ASSETS)
Australian Dollar                                             70                                 55                         52
Canadian Dollar                                              160                                117                        117
Deutsche Mark                                              6,272                              4,341                      4,372
French Franc                                               1,392                                279                        284
Hong Kong Dollar                                           6,461                                836                        836
Japanese Yen                                             237,057                              2,095                      2,077
Malaysian Ringgit                                            462                                182                        182
Netherlands Guilder                                        1,310                                822                        816
Spanish Peseta                                           105,733                                857                        872
                                                                                         ----------                  ---------
Total Foreign Currency                                                                        9,584                      9,608
                                                                                         ----------                  ---------
REPURCHASE AGREEMENTS(5.1% OF NET ASSETS)

State Street Bank & Trust Co.
   4.75%, due 1/2/96                                   1,366,000                          1,366,000                  1,366,000
                                                                                        -----------                -----------
TOTAL INVESTMENTS                                                                       $24,899,435                $26,715,110
                                                                                        -----------                -----------


Notes to Schedule of Investments
December 31, 1995

1. Aggregate gross unrealized appreciation (depreciation) as of December 31, 1995, based on cost for Federal income tax purposes, was as follows:

                                                                                    ACCOUNTS
                                                                                    --------
                                                        DIVERSIFIED                                         CAPITAL
                                                             INCOME                 BALANCED           APPRECIATION
                                                   ---------------------------------------------------------------------

   Aggregate gross unrealized appreciation                 $882,347                2,623,927             $2,604,878
   Aggregate gross unrealized depreciation                  (79,389)                (740,107)              (789,204)
                                                           --------               ----------             ----------
   Net unrealized appreciation                             $802,958               $1,883,820             $1,815,674
                                                           --------               ----------             ----------
2. The aggregate cost of investments for
   Federal income tax purposes was:                     $20,096,477              $33,376,422            $24,899,436
                                                        -----------              -----------            -----------
3. Purchases and sales of securities
   (excluding short-term securities) for
   the period from September 1, 1995 (Inception) to
   December 31, 1995 are summarized as follows:

   Purchases                                            $21,845,083              $36,260,259            $26,837,979
   Sales                                                 $2,691,649               $4,298,440             $3,112,005

CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
STATEMENT OF NET ASSETS
December 31, 1995



                                                                             LIFESPAN
                                                                            PORTFOLIOS
                                                           ------------------------------------------------
                                                           DIVERSIFIED                       CAPITAL
                                                              INCOME         BALANCED      APPRECIATION
                                                           ------------------------------------------------
ASSETS

   Investments:
     Bonds, at market value
      (Cost $14,912,519, $13,350,262, $3,879,551)             $15,243,522     $13,613,008      $3,953,401
     Common stocks, at market value
      (Cost $4,192,633, $18,054,507, $19,233,547)               4,664,863      19,707,448      21,007,254
     Preferred stocks, at market value
      (Cost $105,325, $410,753, $410,754)                         105,050         378,847         378,847
     Foreign currency, at market value
      (Cost $11,900, $9,584)                                           --          11,939           9,608
     Short-term securities                                        886,000       1,549,000       1,366,000
                                                           ------------------------------------------------
                                                               20,899,435      35,260,242      26,715,110
   Cash                                                            48,812          88,615          79,731
   Investment income receivable                                   281,130         278,434         104,796
   Receivable from securities sold                                     --          12,775          15,099
   Receivable from Fund shares sold                                    --              --              --
   Foreign currency market receivable                                  --          20,883          20,915
   Foreign tax receivable                                              --           1,535           1,094
                                                           ------------------------------------------------
   Total Assets                                                21,229,377      35,662,484      26,936,745
                                                           ------------------------------------------------
LIABILITIES

   Accrued expenses payable                                        53,462          74,249          50,668
   Payable for securities purchased                                    --         121,006         117,593
   Payable for Fund shares redeemed                                    --              --              --
                                                           ------------------------------------------------
   Total Liabilities                                               53,462         195,255         168,261
                                                           ------------------------------------------------
NET ASSETS                                                    $21,175,915     $35,467,229     $26,768,484
                                                           ------------------------------------------------
                                                           ------------------------------------------------
OUTSTANDING SHARES                                             20,324,034      33,743,194      25,154,663
                                                           ------------------------------------------------
                                                           ------------------------------------------------
NET ASSET VALUE PER SHARE                                           $1.04           $1.05           $1.06
                                                           ------------------------------------------------
                                                           ------------------------------------------------
NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus)                    $20,337,106     $33,759,324     $25,163,733
   Undistributed net investment income                             10,436          (9,802)        (16,720)
   Accumulated undistributed net realized gain                     25,415        (186,996)       (215,118)
   Net unrealized appreciation                                    802,958       1,904,703       1,836,589
                                                           ------------------------------------------------
NET ASSETS                                                    $21,175,915     $35,467,229     $26,768,484
                                                           ------------------------------------------------
                                                           ------------------------------------------------


The accompanying notes are an integral part of these financial statements.

CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
STATEMENT OF OPERATIONS
For the period from September 1, 1995 (Inception) to December 31, 1995



                                                                             LIFESPAN
                                                                            PORTFOLIOS
                                                           ------------------------------------------------
                                                           DIVERSIFIED                       CAPITAL
                                                              INCOME         BALANCED      APPRECIATION
                                                           ------------------------------------------------
INVESTMENT INCOME
   Income:
     Interest                                                    $377,031        $409,667        $167,824
     Dividends                                                     72,611         109,946         106,835
                                                           ------------------------------------------------
   Total Income                                                   449,642         519,613         274,659
                                                           ------------------------------------------------
   Expenses:
     Investment advisory fees                                      51,050          96,385          72,333
     Distribution fees                                                 --              --              --
     Custodian Fees                                                    --              --              --
     Registration Fees                                                 --              --              --
     Other                                                         51,050          73,706          55,314
                                                           ------------------------------------------------
   Total Expenses                                                 102,100         170,091         127,647
                                                           ------------------------------------------------
NET INVESTMENT INCOME                                             347,542         349,522         147,012
                                                           ------------------------------------------------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
    Net realized gain on investments                               25,415        (200,333)       (231,094)
    Net realized loss on foreign currency                              --          13,337          15,976
    Net unrealized appreciation on investments                    802,958       1,883,820       1,815,674
    Net unrealized appreciation on foreign currency                    --          20,883          20,916
                                                           ------------------------------------------------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS                                            828,373       1,717,707       1,621,472
                                                           ------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                   $1,175,915      $2,067,229      $1,768,484
                                                           ------------------------------------------------
                                                           ------------------------------------------------


The accompanying notes are an integral part of these financial statements.

CONNECTICUT MUTUAL FINANCIAL SERVICES
SERIES FUND I, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the period from September 1, 1995 (Inception) to December 31, 1995



                                                                             LIFESPAN
                                                                            PORTFOLIOS
                                                           ------------------------------------------------
                                                           DIVERSIFIED                       CAPITAL
                                                              INCOME         BALANCED      APPRECIATION
                                                           ------------------------------------------------
INCREASE IN NET ASSETS

   FROM OPERATIONS:
     Net investment income                                       $347,542        $349,522        $147,012
     Net realized gain/loss on investments                         25,415        (200,333)       (231,094)
     Net realized loss on foreign currency                             --          13,337          15,976
     Net unrealized appreciation                                  802,958       1,904,703       1,836,590
                                                           ------------------------------------------------
     Net increase in net assets
      resulting from operations                                 1,175,915       2,067,229       1,768,484
                                                           ------------------------------------------------
   DIVIDENDS TO SHAREHOLDERS FROM:
     Net investment income                                       (337,106)       (359,324)       (163,733)
     Net realized gain on investments                                  --              --              --
                                                           ------------------------------------------------
                                                                 (337,106)       (359,324)       (163,733)
                                                           ------------------------------------------------
   FROM CAPITAL SHARE TRANSACTIONS:
     Net proceeds from sale of shares                          20,000,000      33,400,000      25,000,000
     Net asset value of shares issued to
      shareholders from reinvestment of dividends                 337,106         359,324         163,733
     Cost of shares reacquired                                         --              --              --
                                                           ------------------------------------------------
     Increase in net assets derived from
      capital share transactions                               20,337,106      33,759,324      25,163,733
                                                           ------------------------------------------------
NET INCREASE IN NET ASSETS                                     21,175,915      35,467,229      26,768,484

NET ASSETS - BEGINNING OF PERIOD                                       --              --              --
                                                           ------------------------------------------------
NET ASSETS - END OF PERIOD                                    $21,175,915     $35,467,229     $26,768,484
                                                           ------------------------------------------------
                                                           ------------------------------------------------
Undistributed net investment income included in
 net assets at end of period                                     $10,436         ($9,802)       ($16,721)
                                                           ------------------------------------------------
                                                           ------------------------------------------------
Undistributed net realized gain on investments
 and foreign currency included in net assets
 at end of period                                                 $25,415       ($186,996)      ($215,118)
                                                           ------------------------------------------------
                                                           ------------------------------------------------


The accompanying notes are an integral part of these financial statements.

            CONNECTICUT MUTUAL FINANCIAL SERVICES SERIES FUND I, INC.

                           PART C - OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits.

     (a)  Financial Statements.

          (1)  Included in Part A:


               Financial Highlights for LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio and LifeSpan Capital Appreciation Portfolio, each for the period ended December 31, 1995 (unaudited).


               To be filed by post-effective amendment:


               Financial Highlights for Money Market Portfolio, Government Securities Portfolio, Income Portfolio, Growth Portfolio, Total Return Portfolio, International Equity Portfolio, LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio and LifeSpan Capital Appreciation Portfolio, each for the period ended December 31, 1995 (audited).

          (2)  Included in Part B:


               Financial Statements for each of LifeSpan
               Diversified Income Portfolio, LifeSpan Balanced
               Portfolio and LifeSpan Capital Appreciation
               Portfolio (unaudited):



               Statement of Net Assets for the period ended
               December 31, 1995
               Statement of Operations for the period ended
               December 31, 1995
               Statement of Changes in Net Assets for the period ended December 31, 1995
               Financial Highlights for the period ended
               December 31, 1995
               Notes to Financial Statements as of
               December 31, 1995


               To be Filed by post-effective amendment:

               To be included in Part A:

               Financial Highlights for Money Market Portfolio,
               Government Securities Portfolio, Income Portfolio,
               Growth Portfolio, Total Return Portfolio,
               International Equity Portfolio, LifeSpan
               Diversified Income Portfolio, LifeSpan Balanced

               Portfolio and LifeSpan Capital Appreciation
               Portfolio (audited)

               To be included in Part B:

               Financial Statements for each of Money Market Portfolio, Government Securities Portfolio, Income Portfolio, Growth Portfolio, Total Return Portfolio, International Equity Portfolio, LifeSpan Diversified Income Portfolio, LifeSpan Balanced Portfolio and LifeSpan Capital Appreciation Portfolio (audited):


               Statement of Net Assets for the period ended
               December 31, 1995
               Statement of Operations for the period ended
               December 31, 1995
               Statement of Changes in Net Assets for the periods ended December 31, 1994 and December 31, 1995 Financial Highlights for the period ended
               December 31, 1995
               Notes to Financial Statements as of
               December 31, 1995

               Auditors' Report


     (b)  Exhibits


          1. Amended and Restated Articles of Incorporation dated May, 1995

          2.     By-Laws

          3.     Not Applicable

          4.     Not Applicable

          5. Form of Investment Advisory Agreement between the Registrant, on behalf of Total Return Portfolio, and OppenheimerFunds, Inc. and schedule of omitted substantially similar documents+



          5.1    Form of Investment Subadvisory Agreement between
                 OppenheimerFunds, Inc. and Pilgrim,Baxter &
                 Associates, Ltd. (for LifeSpan Balanced
                 Portfolio) and schedule of omitted substantially similar documents+



          5.2    Form of Investment Subadvisory Agreement between
                 OppenheimerFunds, Inc. and BEA Associates (for
                 LifeSpan Capital Appreciation Portfolio) and schedule of omitted substantially similar documents+

          5.3 Form of Investment Subadvisory Agreement between OppenheimerFunds, Inc. and Babson-Stewart Ivory International (for LifeSpan Balanced Portfolio) and schedule of omitted substantially similar documents+


          6.     Not applicable

          7.     Not Applicable

          8.     Custodian Agreement+

          8.1    Amendment to Custodian Agreement+

          9.     Form of Service Contract between Registrant and
                 OppenheimerFunds Services+

          10.    Opinion and Consent of Counsel*

          11.    Not applicable

          12.    Not Applicable

          13.    Not Applicable

          14.    Not Applicable

          15.    Not Applicable

          16.    Not Applicable

          17.    Financial Data Schedule+

          18.    Not Applicable
_____________

+    Filed herewith.
*    Filed with Registrant's Rule 24f-2 opinion.

Item 25.  Persons Controlled by or Under Common Control with
          Registrant.

     (1) CML and its affiliates own 100% of the shares of each Portfolio then existing.

     The chart that follows indicates those entities owned directly or indirectly by Connecticut Mutual Life Insurance
Company at December 31, 1995:

                   CONNECTICUT MUTUAL LIFE INSURANCE COMPANY
                                 SUBSIDIARIES
                                AS OF 12/31/95

CM ADVANTAGE, INC.: This is a Connecticut corporation incorporated February 27, 1984. Its business is acting as general partner in real estate limited partnerships. DHC, Inc. owns all the outstanding stock.

CM ASSURANCE COMPANY: This is a Connecticut corporation incorporated July 23, 1986 (CM Insurance Company) and renamed December 15, 1987. Type of business - life insurance, endowments, annuities, accident, disability and health insurance. Connecticut Mutual owns all the stock.

CM BENEFIT INSURANCE COMPANY: This is a Connecticut corporation incorporated April 22, 1986 as CM Pension Insurance Company and renamed CM Benefit Insurance Company on December 15, 1987. Type of business - life insurance, endowments, annuities, accident, disability and health insurance.
Connecticut Mutual owns all the stock.

CM INSURANCE SERVICES, INC.: A Connecticut corporation incorporated July 20, 1981 as DIVERSIFIED INSURANCE SERVICES OF AMERICA, INC. and renamed as CM Insurance Services, Inc. on June 23, 1992. Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies. DHC, Inc. owns all the issued and outstanding stock.

CM INSURANCE SERVICES, INC. (ARKANSAS): An Arkansas corporation incorporated January 11, 1982 as Diversified Insurance Services Agency of America and renamed CM Insurance Services, Inc. on October 19, 1992. Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies. CM Insurance Services, Inc. owns all of the issued and outstanding common stock.

CM INSURANCE SERVICES, INC. (TEXAS): A Texas corporation incorporated April 16, 1982 and renamed CM Insurance Services, Inc. Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies. CM Insurance Services, Inc. controls 100 shares (100%) of the issued and outstanding common stock through a voting trust.

CM INTERNATIONAL, INC.: A Delaware corporation incorporated July 25, 1985. Type of business - holding a mortgage pool and issuance of collateralized mortgage obligations. DHC, Inc. owns all the outstanding stock.

CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.: This is a Maryland corporation incorporated December 9, 1981 as Connecticut Mutual Liquid Account, Inc. It is a diversified open-end management investment company. As of 3/31/94, Connecticut Mutual and its various subsidiaries owned approximately 30% of its shares.

CONNECTICUT MUTUAL FINANCIAL SERVICES SERIES FUND I, INC.: This is a Maryland corporation organized August 17, 1981. It is a diversified open-end management investment company. Shares of the fund are sold only to Connecticut Mutual and its affiliates, primarily CML's Panorama separate account.

CONNECTICUT MUTUAL FINANCIAL SERVICES, LLC: A Connecticut limited liability corporation formed November 10, 1994. It is a registered broker-dealer. Connecticut Mutual has a 99% ownership interest and CM Strategic Ventures, Inc. has a 1% ownership interest.

CM LIFE INSURANCE COMPANY: A Connecticut corporation incorporated April 25, 1980. Its business is the sale of life insurance, endowments, annuities, accident, disability and accident and health insurance. Connecticut Mutual owns all the common stock.

CM PROPERTY MANAGEMENT, INC.: A Connecticut corporation incorporated December 27, 1976 as URBCO, Inc., and renamed CM Property Management, Inc. on October 7, 1991. Type of business -Real estate holding company. DHC, Inc. owns all the stock.

CM STRATEGIC VENTURES, INC.: A Connecticut corporation incorporated October 26, 1987. It acts as general partner in limited partnerships. All outstanding stock is held by G.R. Phelps & Co., Inc.

CM TRANSNATIONAL S.A.: A Luxembourg corporation incorporated July 8, 1987. Type of business - life insurance endowments and annuity contracts. Connecticut Mutual owns 99.7% and DHC, Inc. owns the remaining 0.3% of outstanding stock.

CML INVESTMENTS I CORP.: A Delaware corporation incorporated December 26, 1991. This Company is organized to authorize, co-issue, sell and deliver jointly with CML Investments I L.P. bonds, notes or other obligations secured by primarily non-investment grade corporate debt obligations and other collateral. CML Investments I L.P. owns all of the outstanding stock (State House I Corp. is the General Partner of CML Investments I L.P.).

DHC, INC.: A Connecticut corporation incorporated December 27, 1976. Type of business - holding company. Connecticut Mutual owns all the stock.

DIVERSIFIED INSURANCE SERVICES AGENCY OF AMERICA, INC. (DISA OHIO): An Ohio corporation incorporated March 18, 1982. Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies. CM Insurance Services, Inc. holds 100 shares (100%) of the issued and outstanding Class B (non-voting) common. In addition, it controls 1 share (100%) of the issued and outstanding Class A (voting) common through a voting trust.

DIVERSIFIED INSURANCE SERVICES AGENCY OF AMERICA, INC. (DISA MASSACHUSETTS A Massachusetts corporation incorporated March 18, 1982. Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies. CM Insurance Services, Inc. owns all of the issued and outstanding stock.

DIVERSIFIED INSURANCE SERVICES AGENCY OF AMERICA, INC. (DISA ALABAMA): An Alabama corporation incorporated January 21, 1982. Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies. CM Insurance Services, Inc. owns all of the issued and outstanding stock.

DIVERSIFIED INSURANCE SERVICES AGENCY OF AMERICA, INC. (DISA NEW YORK): A New York corporation incorporated January 20, 1982. Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies. CM Insurance Services, Inc. owns all of the issued and outstanding common stock.

DIVERSIFIED INSURANCE SERVICES AGENCY OF AMERICA, INC. (DISA HAWAII): A Hawaii corporation incorporated January 13, 1982. Type of business - the sale of, solicitation for, or procurement or making of insurance or annuity contracts and any other type of contract sold by insurance companies. CM Insurance Services, Inc. owns all of the issued and outstanding common stock.

G.R. PHELPS & CO., INC.: A Connecticut corporation incorporated December 27, 1976 as AGCO, Inc., renamed Connecticut Mutual Financial Services, Inc. on February 10, 1981, renamed again to G.R. Phelps & Co. on May 31, 1989. Type of business - broker/ dealer and investment adviser. DHC, Inc. owns all the outstanding stock.

STATE HOUSE I CORPORATION: A Delaware corporation incorporated December 26, 1991. This Company is organized to (a) act as a general partner of CML Investments I L.P. which will authorize, issue, sell and deliver, both by itself and jointly with CML Investments I Corp. bonds, notes or other obligations secured by primarily non-investment grade corporate debt obligations; (b) to act as general partner of State House I L.P. which will hold a limited partnership interest in CML Investments I L.P. DHC, Inc. owns all of the outstanding stock.

SUNRIVER PROPERTIES, INC. - SHELL CORPORATION: This is an Oregon corporation incorporated February 8, 1965. It is not actively engaged in any business. However, its name is a valuable asset which is associated with a development project in which CML has a substantial interest. Connecticut Mutual owns all the outstanding stock.

URBAN PROPERTIES INC.: A Delaware corporation incorporated March 30, 1970. Type of business - general partner in limited partnerships, real estate holding and development company. DHC, Inc. owns all the outstanding stock.

     (2) Upon effectiveness of this Post-Effective Amendment to the Registration Statement ("PEA No. 23"), the Registrant will not be controlled by or under common control with any entity.

ITEM 26.  Number of Holders of Securities.

     As of February 29, 1996, all outstanding shares of the Portfolios then existing were owned by CML or its affiliates.

ITEM 27.  Indemnification.

     Reference is made to Article VI of By-laws filed with Post-Effective Amendment Number 13.

ITEM 28.  Business and Other Connections of Investment Adviser.


     (a) All of the information required by this item is set forth in the Forms ADV, as amended, of the Registrant's investment adviser until February 29, 1996, G.R. Phelps & Co., Inc. (File No. 16182), and subadvisers, Babson-Stewart Ivory International, Pilgrim, Baxter & Assoc. Ltd. and BEA Associates. The following sections of each such Form ADV are incorporated herein by reference: (a) Items 1 and 2 of Part 2; and (b) Section IV, Business Background, of each Schedule D.



     (b) Upon effectiveness of PEA No. 23, the business and other connections of Oppenheimer Funds, Inc., the investment adviser as of March 1, 1996, are as follows:




          (a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.



          (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.



NAME & CURRENT POSITION       OTHER BUSINESS AND CONNECTIONS
WITH OPPENHEIMERFUNDS, INC.   DURING THE PAST TWO YEARS
---------------------------   -------------------------
Lawrence Apolito,
Vice President                None.

Victor Babin,
Senior Vice President         None.

Robert J. Bishop,
Assistant Vice President      Treasurer of the Oppenheimer Funds
                              (listed below); previously a Fund
                              Controller for OppenheimerFunds,
                              Inc. (the "Manager").

Bruce Bartlett,
Vice President                Vice President and Portfolio Manager
                              of Oppenheimer Total Return Fund,
                              Inc., Oppenheimer Main Street Funds,
                              Inc. and Oppenheimer Variable
                              Account Funds; formerly a Vice
                              President and Senior Portfolio
                              Manager at First of America
                              Investment Corp.

George Bowen,
Senior Vice President
& Treasurer                   Treasurer of the New York-based
                              Oppenheimer Funds; Vice President,
                              Secretary and Treasurer of the
                              Denver-based Oppenheimer Funds. Vice
                              President and Treasurer of
                              OppenheimerFunds Distributor, Inc.
                              (the "Distributor") and HarbourView
                              Asset Management Corporation
                              ("HarbourView"), an investment
                              adviser subsidiary of the Manager;
                              Senior Vice President, Treasurer,
                              Assistant Secretary and a director
                              of Centennial Asset Management
                              Corporation ("Centennial"), an
                              investment adviser subsidiary of the
                              Manager; Vice President, Treasurer
                              and Secretary of Shareholder
                              Services, Inc. ("SSI") and
                              Shareholder Financial Services, Inc.
                              ("SFSI"), transfer agent
                              subsidiaries of the Manager;
                              President, Treasurer and Director of
                              Centennial Capital Corporation; Vice
                              President and Treasurer of Main
                              Street Advisers.

Michael A. Carbuto,
Vice President                Vice President and Portfolio Manager
                              of Centennial California Tax Exempt
                              Trust, Centennial New York Tax
                              Exempt Trust and Centennial Tax
                              Exempt Trust; Vice President of
                              Centennial.

William Colbourne,
Assistant Vice President      Formerly, Director of Alternative
                              Staffing Resources, and Vice
                              President of Human Resources,
                              American Cancer Society.

Lynn Coluccy,
Vice President                Formerly Vice President / Director
                              of Internal Audit of the Manager.

O. Leonard Darling,
Executive Vice President      Formerly Co-Director of Fixed Income
                              for State Street Research &
                              Management Co.

Robert A. Densen,
Senior Vice President         None.

Robert Doll, Jr.,
Executive Vice President      Vice President and Portfolio Manager
                              of Oppenheimer Growth Fund,
                              Oppenheimer Variable Account Funds;
                              Senior Vice President and Portfolio
                              Manager of Oppenheimer Strategic
                              Income & Growth Fund; Vice President
                              of Oppenheimer Quest Value Fund,
                              Inc., Oppenheimer Quest Officers
                              Value Fund, Oppen-heimer Quest For
                              Value Funds and Oppenheimer Quest
                              Global Value Fund, Inc.

John Doney,
Vice President                Vice President and Portfolio Manager
                              of Oppenheimer Equity Income Fund.

Andrew J. Donohue,
Executive Vice President
& General Counsel             Secretary of the New York-based
                              Oppenheimer Funds; Vice President of
                              the Denver-based Oppenheimer Funds;
                              Executive Vice President, Director
                              and General Counsel of the
                              Distributor; President and a
                              director of Centennial; formerly
                              Senior Vice President and Associate
                              General Counsel of the Manager and
                              the Distributor.

Kenneth C. Eich,
Executive Vice President /
Chief Financial Officer       Treasurer of Oppenheimer Acquisition
                              Corporation ("OAC").

George Evans,
Vice President                Vice President and Portfolio Manager
                              of Oppenheimer Global Emerging
                              Growth Fund.

Scott Farrar,
Assistant Vice President      Assistant Treasurer of the
                              Oppenheimer Funds; previously a Fund
                              Controller for the Manager.

Katherine P. Feld,
Vice President and Secretary  Vice President and Secretary of
                              OppenheimerFunds Distributor, Inc.;
                              Secretary of HarbourView, Main
                              Street Advisers, Inc. and
                              Centennial; Secretary, Vice
                              President and Director of Centennial
                              Capital Corp.

Ronald H. Fielding,
Senior Vice President         Chairman of the Board and Director
                              of Rochester Fund Distributors, Inc.
                              ("RFD"); President and Director of
                              Fielding Management Company, Inc.
                              ("FMC"); President and Director of
                              Rochester Capital Advisors, Inc.
                              ("RCAI"); President and Director of
                              Rochester Fund Services, Inc.
                              ("RFS"); President and Director of
                              Rochester Tax Managed Fund, Inc.;
                              Vice President and Portfolio Manager
                              of Rochester Fund Municipals and
                              Rochester Portfolio Series - Limited
                              Term New York Municipal Fund.

Jon S. Fossel,
Chairman of the Board
and Director                  Director of OAC (the Manager's
                              parent holding company); President,
                              CEO and a director of HarbourView; a
                              director of SSI and SFSI; Director,
                              Trustee, and Managing General
                              Partner of the Denver-based
                              Oppenheimer Funds; President and
                              Chairman of the Board of Main Street
                              Advisers, Inc.; formerly Chief
                              Executive Officer of the Manager.

Robert G. Galli,
Vice Chairman                 Trustee of the New York-based
                              Oppenheimer Funds; Vice President
                              and Counsel of OAC; formerly he held
                              the following positions: a director
                              of the Distributor, Vice President
                              and a director of HarbourView and
                              Centennial, a director of SFSI and
                              SSI, an officer of other Oppenheimer
                              Funds and Executive Vice  President
                              & General Counsel of the Manager and
                              the Distributor.

Linda Gardner,
Assistant Vice President      None.

Ginger Gonzalez,
Vice President                Formerly 1st Vice President /
                              Director of Creative Services for
                              Shearson Lehman Brothers.

Mildred Gottlieb,
Assistant Vice President      Formerly served as a Strategy
                              Consultant for the Private Client
                              Division of Merrill Lynch.

Dorothy Grunwager,            None.
Assistant Vice President

Caryn Halbrecht,
Vice President                Vice President and Portfolio Manager
                              of Oppenheimer Insured Tax-Exempt
                              Fund and Oppenheimer Intermediate
                              Tax Exempt Fund; an officer of other
                              Oppenheimer Funds; formerly Vice
                              President of Fixed Income Portfolio
                              Management at Bankers Trust.

Barbara Hennigar,
President and Chief Executive
Officer of OppenheimerFunds
Services, a division of the
Manager                       President and Director of SFSI.

Alan Hoden,
Vice President                None.

Merryl Hoffman,
Vice President                None.

Scott T. Huebl,
Assistant Vice President      None.

Jane Ingalls,
Assistant Vice President      Formerly a Senior Associate with
                              Robinson, Lake/Sawyer Miller.

Bennett Inkeles,
Assistant Vice President      Formerly employed by Doremus &
                              Company, an advertising agency.

Frank Jennings,
Vice President                Portfolio Manager of Oppenheimer
                              Global Growth & Income Fund.
                              Formerly a Managing Director of
                              Global Equities at Paine Webber's
                              Mitchell Hutchins division.

Stephen Jobe,
Vice President                None.

Heidi Kagan,
Assistant Vice President      None.

Avram Kornberg,
Vice President                Formerly a Vice President with
                              Bankers Trust.

Paul LaRocco,
Assistant Vice President      Portfolio Manager of Oppenheimer
                              Variable Account Funds and
                              Oppenheimer Variable Account Funds;
                              Associate Portfolio Manager of
                              Oppenheimer Discovery Fund. Formerly
                              a Securities Analyst for Columbus
                              Circle Investors.

Mitchell J. Lindauer,
Vice President                None.

Loretta McCarthy,
Senior Vice President         None.

Bridget Macaskill,
President, Chief Executive
Officer and Director          President, Director and Trustee of
                              the Oppenheimer Funds; President and
                              a Director of OAC and HarbourView;
                              Director of Main Street Advisers,
                              Inc.; Chairman and a Director of
                              SSI.

Sally Marzouk,
Vice President                None.

Marilyn Miller,
Vice President                Formerly a Director of marketing for
                              TransAmerica Fund Management
                              Company.

Robert J. Milnamow,
Vice President                Vice President and Portfolio Manager
                              of Oppenheimer Main Street Funds,
                              Inc. Formerly a Portfolio Manager
                              with Phoenix Securities Group.

Denis R. Molleur,
Vice President                None.

Kenneth Nadler,
Vice President                None.

David Negri,
Vice President                Vice President and Portfolio Manager
                              of Oppenheimer Variable Account
                              Funds, Oppenheimer Asset Allocation
                              Fund, Oppenheimer Strategic Income
                              Fund, Oppenheimer Strategic Income &
                              Growth Fund; an officer of other
                              Oppenheimer Funds.

Barbara Niederbrach,
Assistant Vice President      None.

Stuart Novek,
Vice President                Formerly a Director Account
                              Supervisor for J. Walter Thompson.

Robert A. Nowaczyk,
Vice President                None.

Robert E. Patterson,
Senior Vice President         Vice President and Portfolio Manager
                              of Oppenheimer Main Street Funds,
                              Inc., Oppenheimer Multi-State Tax-
                              Exempt Trust, Oppenheimer Tax-Exempt
                              Fund, Oppenheimer California Tax-
                              Exempt Fund, Oppenheimer New York
                              Tax-Exempt Fund and Oppenheimer Tax-
                              Free Bond Fund; Vice President of
                              The New York Tax-Exempt Income Fund,
                              Inc.; Vice President of Oppenheimer
                              Multi-Sector Income Trust.

Tilghman G. Pitts III,
Executive Vice President
and Director                  Chairman and Director of the
                              Distributor.

Jane Putnam,
Vice President                Associate Portfolio Manager of
                              Oppenheimer Growth Fund; Vice
                              President and Portfolio Manager of
                              Oppenheimer Target Fund and
                              Oppenheimer Variable Account Funds.
                              Formerly Senior Investment Officer
                              and Portfolio Manager with Chemical
                              Bank.

Russell Read,
Vice President                Formerly an International Finance
                              Consultant for Dow Chemical.

Thomas Reedy,
Vice President                Vice President of Oppenheimer Multi-
                              Sector Income Trust and Oppenheimer
                              Multi-Government Trust; an officer
                              of other Oppenheimer Funds; formerly
                              a Securities Analyst for the
                              Manager.

David Robertson,
Vice President                None.

Adam Rochlin,
Assistant Vice President      Formerly a Product Manager for
                              Metropolitan Life Insurance Company.

Michael S. Rosen
Vice President                Vice President of RFS; President and
                              Director of RFD; Vice President and
                              Director of FMC; Vice President and
                              director of RCAI; General Partner of
                              RCA; Vice President and Director of
                              Rochester Tax Managed Fund Inc.;
                              Vice President and Portfolio Manager
                              of Rochester Fund Series - The Bond
                              Fund For Growth.

David Rosenberg,
Vice President                Vice President and Portfolio Manager
                              of Oppenheimer Limited-Term
                              Government Fund, Oppenheimer U.S.
                              Government Trust and Oppenheimer
                              Integrity Funds.  Formerly Vice
                              President and Senior Portfolio
                              Manager for Delaware Investment
                              Advisors.

Rhonda Rosenberg,
Vice President                Formerly a Vice President and
                              Manager of municipal portfolio
                              strategy for Lehman Brothers.

Richard H. Rubinstein,
Vice President                Vice President and Portfolio Manager
                              of Oppenheimer Asset Allocation
                              Fund, Oppenheimer Fund and
                              Oppenheimer Variable Account Funds;
                              an officer of other Oppenheimer
                              Funds; formerly Vice President and
                              Portfolio Manager/Security Analyst
                              for Oppenheimer Capital Corp., an
                              investment adviser.

Lawrence Rudnick,
Vice President                Formerly Vice President of Dollar
                              Dry Dock Bank.

James Ruff,
Executive Vice President      None.

Ellen Schoenfeld,
Assistant Vice President      None.

Diane Sobin,
Vice President                Vice President and Portfolio Manager
                              of Oppenheimer Gold & Special
                              Minerals Fund, Oppenheimer Total
                              Return Fund, Inc. Oppenheimer Main
                              Street Funds, Inc. and Oppenheimer
                              Variable Account Funds; formerly a
                              Vice President and Senior Portfolio
                              Manager for Dean Witter
                              InterCapital, Inc.

Nancy Sperte,
Senior Vice President         None.

Donald W. Spiro,
Chairman Emeritus
and Director                  Trustee of the New York-based
                              Oppenheimer Funds; formerly
                              Chairman of the Manager and the
                              Distributor.

Arthur Steinmetz,
Senior Vice President         Vice President and Portfolio Manager
                              of Oppenheimer Strategic Income
                              Fund, Oppenheimer Strategic Income &
                              Growth Fund; an officer of other
                              Oppenheimer Funds.

Ralph Stellmacher,
Senior Vice President         Vice President and Portfolio Manager
                              of Oppenheimer Champion Income Fund
                              and Oppenheimer High Yield Fund; an
                              officer of other Oppenheimer Funds.

John Stoma,
Vice President                Formerly Vice President of Pension
                              Marketing with Manulife Financial.

James C. Swain,
Vice Chairman of the Board    Chairman, CEO and Trustee, Director
                              or Managing Partner of the Denver-
                              based Oppenheimer Funds; President
                              and a Director of Centennial;
                              formerly President and Director of
                              OAMC, and Chairman of the Board of
                              SSI.

James Tobin,
Vice President                None.

Jay Tracey,
Vice President                Vice President of the Manager; Vice
                              President and Portfolio Manager of
                              Oppenheimer Discovery Fund
                              Oppenheimer Global Emerging Growth
                              Fund and Oppenheimer Enterprise
                              Fund.  Formerly Managing Director of
                              Buckingham Capital Management.

Gary Tyc,
Vice President, Assistant
Secretary and Assistant
Treasurer                     Assistant Treasurer of the
                              Distributor and SFSI.

Jeffrey Van Giesen,
Vice President                Formerly employed by Kidder Peabody
                              Asset Management.

Ashwin Vasan,
Vice President                Vice President and Portfolio Manager
                              of Oppenheimer Multi-Sector Income
                              Trust, Oppenheimer Multi-Government
                              Trust and Oppenheimer International
                              Bond Fund; an officer of other
                              Oppenheimer Funds.

Valerie Victorson,
Vice President                None.

Dorothy Warmack,
Vice President                Vice President and Portfolio Manager
                              of Daily Cash Accumulation Fund,
                              Inc., Oppenheimer Cash Reserves,
                              Centennial America Fund, L.P.,
                              Centennial Government Trust and
                              Centennial Money Market Trust; Vice
                              President of Centennial.

Christine Wells,
Vice President                None.

William L. Wilby,
Senior Vice President         Vice President and Portfolio Manager
                              of Oppenheimer Variable Account
                              Funds, Oppenheimer Global Fund and
                              Oppenheimer Global Growth & Income
                              Fund; Vice President of HarbourView;
                              an officer of other Oppenheimer
                              Funds.

Susan Wilson-Perez,
Vice President                None.

Carol Wolf,
Vice President                Vice President and Portfolio Manager
                              of Oppenheimer Money Market Fund,
                              Inc., Centennial America Fund, L.P.,
                              Centennial Government Trust,
                              Centennial Money Market Trust and
                              Daily Cash Accumulation Fund, Inc.;
                              Vice President of Oppenheimer Multi-
                              Sector Income Trust; Vice President
                              of Centennial.

Robert G. Zack,
Senior Vice President and
Assistant Secretary           Associate General Counsel of the
                              Manager; Assistant Secretary of the
                              Oppenheimer Funds; Assistant
                              Secretary of SSI, SFSI; an officer
                              of other Oppenheimer Funds.

Eva A. Zeff,
Assistant Vice President      An officer of certain Oppenheimer
                              Funds; formerly a   Securities
                              Analyst for the Manager.

Arthur J. Zimmer,
Vice President                Vice President and Portfolio Manager
                              of Oppenheimer Variable Account
                              Funds, Centennial America Fund,
                              L.P., Centennial Government Trust,
                              Centennial Money Market Trust and
                              Daily Cash Accumulation Fund, Inc.;
                              Vice President of Oppenheimer Multi-
                              Sector Income Trust; Vice President
                              of Centennial; an officer of other
                              Oppenheimer Funds.

The Oppenheimer Funds include the New York-based Oppenheimer Funds and the Denver-based Oppenheimer Funds set forth below:

NEW YORK-BASED OPPENHEIMER FUNDS

Oppenheimer Asset Allocation Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Discovery Fund
Oppenheimer Enterprise Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Government Trust
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Tax-Exempt Trust
Oppenheimer New York Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest for Value Funds
Oppenheimer Target Fund
Oppenheimer Tax-Free Bond Fund
Oppenheimer U.S. Government Trust

DENVER-BASED OPPENHEIMER FUNDS

Oppenheimer Cash Reserves
Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Daily Cash Accumulation Fund, Inc.
The New York Tax-Exempt Income Fund, Inc.
Oppenheimer Champion Income Fund
Oppenheimer Equity Income Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Strategic Funds Trust
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Tax-Exempt Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds

ROCHESTER-BASED FUNDS

Rochester Fund Municipals
Rochester Fund Series - The Bond Fund For
  Growth

Rochester Portfolio Series - Limited Term
  New York Municipal Fund


     The address of OppenheimerFunds, Inc., the New York-based
OppenheimerFunds, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.



     The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Main Street Advisers, Inc. is 3410 South Galena Street, Denver, Colorado 80231.



     The address of the Rochester-based funds is 350 Linden Oaks, Rochester, New York 14625-2807.


ITEM 29.  Principal Underwriters.

     Not Applicable

ITEM 30.  Location of Portfolios and Records.

     (1) Books or other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. Registrant's financial ledgers and other corporate records are maintained at its offices at 140 Garden Street, Hartford, CT 06154.


     (2) Upon the effectiveness of PEA No. 23, the accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 3410 South Galena Street, Denver, Colorado 80231.


ITEM 31.  Management Services.

     Not applicable.

ITEM 32.  Undertakings.

     (a)  Not applicable.

     (b)  Not applicable.

             (c) The Company will furnish each person to whom a prospectus is delivered with a copy of the Company's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 23 to the Registration Statement ("PEA No. 23") to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 28th day of February, 1996.

                                         CONNECTICUT MUTUAL FINANCIAL
                                         SERVICES SERIES FUND I, INC.

                                         By: *Donald H. Pond, Jr.
                                             ------------------------------
                                              Donald H. Pond, Jr.
                                              President


     Pursuant to the requirements of the Securites Act of 1933, this PEA No. 23 has been signed below by the following persons in the capacities and on the date indicated.

       Signature                  Title                            Date
       ---------                  -----                            ----

 *Donald H. Pond, Jr.           President and Director
---------------------------     (Principal Executive
  Donald H. Pond, Jr.           Officer)

 *Richard Hixon Ayers           Director
---------------------------
  Richard Hixon Ayers

 *David Ellis Adams Carson      Director
----------------------------
  David Ellis Adams Carson

 *Richard Warren Greene         Director
----------------------------
  Richard Warren Greene

 *Beverly Lannquist Hamilton    Director
----------------------------
  Beverly Lannquist Hamilton

 *David E. Sams, Jr.            Director
----------------------------
  David E. Sams, Jr.

 *Linda M. Napoli               Treasurer
----------------------------    (Principal Financial
  Linda M. Napoli               and Portfolioing Officer)


*By: /s/ Ann F. Lomeli          Attorney-in-fact             February 28, 1996
     -----------------------
     Ann F. Lomeli

                                EXHIBIT INDEX

Exhibit No.
-----------
1. Amended and Restated Articles of Incorporation dated May, 1995

2.   By-Laws

5. Form of Investment Advisory Agreement between the Registrant, on behalf of Total Return Portfolio, and OppenheimerFunds, Inc. and schedule of omitted substantially similar documents

5.1 Form of Investment Subadvisory Agreement between OppenheimerFunds, Inc. and Pilgrim, Baxter & Associates, Ltd. (for LifeSpan Balanced Portfolio) and schedule of omitted substantially similar documents

5.2 Form of Investment Subadvisory Agreement between OppenheimerFunds, Inc. and BEA Associates (for LifeSpan Capital Appreciation Portfolio) and schedule of omitted substantially similar documents

5.3 Form of Investment Subadvisory Agreement between OppenheimerFunds, Inc. and Babson-Stewart Ivory International (for LifeSpan Balanced Portfolio) and schedule of omitted substantially similar documents

8.   Custodian Agreement

8.1  Amendment to Custodian Agreement

9.   Form of Service Contract between Registrant and OppenheimerFunds
     Services

17.  Financial Data Schedule